UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21591

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JULY 31, 2015

One Choice Portfolio®: Very Conservative

One Choice Portfolio®: Conservative

One Choice Portfolio®: Moderate

One Choice Portfolio®: Aggressive

One Choice Portfolio®: Very Aggressive

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice Portfolio: Very Conservative
Investor Class	AONIX	2.07%	5.16%	4.58%	4.73%	9/30/04
R Class	AORHX	—	—	—	-1.13%(1)	3/20/15
One Choice Portfolio: Conservative
Investor Class	AOCIX	4.09%	7.87%	5.72%	6.02%	9/30/04
R Class	AORSX	—	—	—	-1.06%(1)	3/20/15
One Choice Portfolio: Moderate
Investor Class	AOMIX	5.66%	9.94%	6.56%	7.13%	9/30/04
R Class	AORMX	—	—	—	-0.92%(1)	3/20/15
One Choice Portfolio: Aggressive
Investor Class	AOGIX	7.44%	11.62%	7.17%	7.86%	9/30/04
R Class	AORYX	—	—	—	-0.82%(1)	3/20/15
One Choice Portfolio: Very Aggressive
Investor Class	AOVIX	8.87%	13.16%	7.32%	8.19%	9/30/04
R Class	AORVX	—	—	—	-0.81%(1)	3/20/15
Russell 3000 Index	—	11.28%	16.34%	7.89%	8.63%	—
Barclays U.S. Aggregate Bond Index	—	2.82%	3.27%	4.60%	4.48%	—

(1)	Total returns for periods less than one year are not annualized.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

3

Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Conservative
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $15,653

Russell 3000 Index — $21,386

Barclays U.S. Aggregate Bond Index — $15,688

Growth of $10,000 Over 10 Years of One Choice Portfolio: Conservative
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $17,440

Russell 3000 Index — $21,386

Barclays U.S. Aggregate Bond Index — $15,688

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

4

Growth of $10,000 Over 10 Years of One Choice Portfolio: Moderate
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $18,887

Russell 3000 Index — $21,386

Barclays U.S. Aggregate Bond Index — $15,688

Growth of $10,000 Over 10 Years of One Choice Portfolio: Aggressive
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $19,988

Russell 3000 Index — $21,386

Barclays U.S. Aggregate Bond Index — $15,688

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

5

Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Aggressive
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $20,270

Russell 3000 Index — $21,386

Barclays U.S. Aggregate Bond Index — $15,688

Total Annual Fund Operating Expenses
	Investor Class	R Class
One Choice Portfolio: Very Conservative	0.66%	1.16%
One Choice Portfolio: Conservative	0.75%	1.25%
One Choice Portfolio: Moderate	0.86%	1.36%
One Choice Portfolio: Aggressive	0.96%	1.46%
One Choice Portfolio: Very Aggressive	1.02%	1.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

6

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Performance Summary

Each of the five One Choice® Target Risk Portfolios advanced for the fiscal year ended July 31, 2015, with returns ranging from 2.07%* for One Choice Portfolio: Very Conservative to 8.87% for One Choice Portfolio: Very Aggressive (see pages 3-6 for more detailed performance information). Returns for the 12-month period were driven primarily by strong performance of U.S.-based equities, which outperformed their non-U.S. counterparts

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

Global equities endured substantial volatility during the fiscal year as markets contended with concerns about the pace and breadth of global growth, falling energy and commodity prices, and currency volatility as the U.S. dollar strengthened relative to most global currencies. Geopolitical instability also dominated headlines and unsettled markets, from unrest in the Middle East and conflict between Russia and Ukraine, to worries about Greece’s ability to repay its debts and the long-term sustainability of the European Union. Monetary policy divergence of global central banks was another key theme as the U.S. Federal Reserve’s (the Fed) quantitative easing (QE) program came to an end and the likelihood of impending interest rate hikes increased. Meanwhile, the European Central Bank (ECB) instituted a long-awaited QE program and central banks throughout Asia maintained aggressive stimulus policies. Overall, U.S. equities dominated returns, although outperformance was somewhat concentrated during the first half of the period. Non-U.S. equities took over leadership during the second half, but were unable to match the rally seen in U.S. stocks. Broad U.S. indices reached record levels during the period, bolstered by ongoing, if uneven, economic growth with declines in unemployment and gains in employment growth, improving consumer confidence, a strong housing market, and a pick-up in nonresidential construction. Outside of the U.S., while the ECB’s stimulative monetary policies bolstered markets and the European economy showed true signs of recovery, worries persisted about slowing growth and financial market instability in China and deflationary pressures in Japan. Growth equities led value stocks across all market capitalizations both in the U.S. and globally. Non-U.S. developed markets ended the period flat, while emerging markets declined, pressured by stressed commodity prices and currency weakness.

Fixed-income returns around the globe varied during the 12-month period as bond yields fluctuated in response to global economic and monetary policy divergence. After declines in the first part of the fiscal year, U.S. bonds generally rallied on subdued inflation and heightened demand. Commodity and oil price weakness and persistently low inflation led longer-duration bonds to outperform those with shorter durations, with long-term U.S. Treasury securities producing especially strong gains. These forces also led inflation-protected securities to decline and finish the period as some of the worst performers. High-yield bonds struggled during the first half of the fiscal year, but regained leadership later in the period, benefiting from investors’ heightened risk appetite. Non-U.S. bonds generally fell, impacted in large part by currency volatility and regional political and economic instability.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

7

Portfolio Performance

Each One Choice Target Risk Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See page 10 for the specific underlying fund allocations for each Portfolio.)

The Portfolios’ U.S. equity funds generated positive performance for the 12-month period, with Heritage Fund (mid-cap growth) producing the largest absolute gains and outperforming its underlying fund benchmark. Growth Fund and Real Estate Fund also advanced substantially, contributing to overall results. Although International Growth Fund (not held by Very Conservative Portfolio) advanced more modestly than many U.S.-based funds, strong security selection in the fund produced considerable outperformance relative to its underlying fund benchmark and contributed to results across the Portfolios that held it. Similarly, despite declining on an absolute basis, Emerging Markets Fund (not held by Very Conservative and Conservative Portfolios) strongly outperformed its underlying benchmark. Other funds that notably outperformed their underlying benchmarks included Mid Cap Value Fund and Large Company Value Fund. Stock selection in the disciplined equity funds was less successful, with Equity Growth Fund, NT International Value Fund (not held by Very Conservative Portfolio), and Core Equity Plus Fund underperforming their underlying benchmarks and weighing on results. Growth Fund was also unable to match the return of its benchmark due to stock selection.

Performance of the Portfolios’ fixed-income segments varied, with Diversified Bond Fund producing the strongest absolute returns. In contrast, International Bond Fund (not held by Aggressive or Very Aggressive Portfolios), which is un-hedged, declined during the year as the U.S. dollar appreciated relative to most global currencies. Funds designed to protect against inflation, such as Short Duration Inflation Protection Bond Fund (held only by Very Conservative Portfolio) and Inflation-Adjusted Bond Fund (not held by Very Aggressive Portfolio), declined. However, performance relative to underlying fund benchmarks was positive in Short Duration Inflation Protection Bond Fund, Short Duration Fund, and International Bond Fund. Inflation-Adjusted Bond Fund, High-Yield Fund, and Diversified Bond Fund underperformed their underlying fund benchmarks.

Portfolio Strategy

Each Portfolio has a “neutral” asset mix (the target allocations for stocks, bonds, and cash- equivalent investments) that remains fixed over time. In March 2015, we made enhancements to the Portfolios’ neutral asset mixes by adding NT Disciplined Growth Fund, Global Bond Fund and, except for Very Conservative Portfolio, NT International Value Fund, NT International Small-Mid Cap Fund, and NT Global Real Estate Fund (replacing U.S. Real Estate Fund in all Portfolios aside from Very Conservative). With the exception of Very Aggressive Portfolio, there were no changes in the overall target equity, fixed-income, and cash allocations, which set each Portfolio’s broad risk/return profile. In Very Aggressive Portfolio, equity exposure moved from a strategic allocation of 96% to the top of its allowed operating range at 100% equity. These enhancements were designed to align Portfolios with future growth opportunities outside of the U.S., broaden the fixed-income allocation to hedge interest rate and currency risks, and help manage volatility while optimizing return potential.

Our management approach involves making modest tactical adjustments to each Portfolio’s actual asset mix to add value and improve the Portfolios’ ability to meet their investment objectives. During the second half of the period we increased our overweight exposure to equities, with a corresponding decrease to Diversified Bond Fund (not held by Very Aggressive Portfolio) within the fixed-income segment weighting, while remaining underweight to cash. On balance, this positioning was beneficial as equities outperformed bonds. In equities, we maintained, though reduced, a slight overweight position in Growth Fund and Heritage Fund and removed the underweight position in Large Company Value Fund. Overall, the overweight to growth stocks benefited the Portfolios’ results given the strong outperformance of growth stocks relative to value. A tactical increase in non-U.S. equity funds (in all Portfolios except Very Conservative) instituted in May pressured returns as non-U.S. stocks trailed U.S. equities during that time period. An overweight

8

position in High-Yield Fund (held only by Moderate and Aggressive Portfolios) and underweight in Diversified Bond Fund hurt results, particularly during the first half of the reporting period. In Very Conservative Portfolio, a long-term tactical allocation out of cash and into Short Duration Inflation Protection Bond Fund detracted from results.

In the last month of the reporting period we enacted several additional tactical allocation shifts. We further reduced exposure to U.S.-based growth equities and slightly increased our allocation to U.S.-based value equities to end the period with marginal overweights to both. In Very Aggressive Portfolio, we moved to an underweight position in U.S. equities overall, by initiating an underweight in Growth Fund and retaining the underweight in Large Company Value Fund. We remained overweight to International Growth Fund and NT International Value Fund, which accounted for the non-U.S. equity overweight in that Portfolio. In Very Conservative Portfolio, we retained somewhat larger overweight positions in both Growth Fund and Large Company Value Fund, relative to other Portfolios, and decreased the magnitude of the underweight position in Diversified Bond Fund.

A Look Ahead

We believe that although global economic activity appears to have diminished in breadth, it remains on track for slow yet steady growth. Divergence in global monetary policy is likely to remain a top story in the near future. We see an increasing likelihood that the Fed will raise short-term interest rates before 2015 is out, reflecting the evident improvement in employment, wages, consumer confidence, and financial markets in recent years. The European economy seems to have turned a corner and has begun producing sustainable growth, as evidenced by its fourth-consecutive quarter of expansion. The ECB’s quantitative easing program is likely to support further economic growth, bolster financials markets, and boost investor confidence by increasing the money supply, improving access to credit, and weakening the euro. Meanwhile, the Japanese government’s stimulative policies have weakened the yen, benefiting manufacturers and exporters, including automakers, machinery firms, and technology companies. However, deflationary pressures continue to hamper the consumer-oriented and domestically focused sectors of the economy. In our opinion, a leading risk to global recovery is decelerating growth in China, which accounts for more than 16% of global gross domestic product. Although the government continues to implement aggressive steps to stimulate the economy and support financials markets, the country’s struggles with overinvestment and a build-up in inventories, softening corporate earnings, and falling consumer confidence are unlikely to be resolved in short order. Therefore, we think the combined forces of sluggish and uneven growth, stressed commodities prices, the strong dollar and a looming interest rate increase in the U.S. are likely to continue to lead to heightened levels of market volatility.

Given this backdrop, we continue to favor equities over bonds and cash-equivalent investments. While we maintain an overweight to equities, we have reduced its magnitude slightly as we think bond yields are becoming increasingly attractive at the margin. Within equities, after a long-running overweight to growth stocks during a period when growth strongly outperformed value, we are moving to a more neutral stance. Likewise, we remain neutral in terms of market capitalization and are marginally biased to U.S. equities as compared to non-U.S. in all Portfolios aside from Very Aggressive.

Our fixed-income positioning reflects our expectation that economic conditions in the U.S. will meet the necessary targets for the Fed to raise interest rates. We therefore remain underweight to U.S. Treasuries and government agencies in favor of higher-yielding corporate- and mortgage-backed securities. We believe that high-yield corporate bonds remain attractive, and remain overweight to that segment (for those Portfolios whose mandates allow exposure to these instruments).

9

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2015
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Equity
Core Equity Plus Fund	1.0%	2.0%	4.0%	4.6%	4.8%
Equity Growth Fund	3.5%	6.6%	10.6%	9.6%	11.8%
Growth Fund	3.4%	5.7%	8.0%	11.6%	13.2%
Heritage Fund	2.2%	4.2%	6.0%	8.3%	9.1%
Large Company Value Fund	7.7%	7.1%	8.6%	9.6%	10.5%
Mid Cap Value Fund	5.5%	6.1%	5.7%	5.8%	7.9%
NT Disciplined Growth Fund	1.0%	1.5%	2.0%	3.1%	4.1%
Real Estate Fund	2.0%	—	—	—	—
Small Company Fund	1.0%	1.5%	1.9%	2.3%	6.4%
Emerging Markets Fund	—	—	3.8%	6.1%	7.1%
International Growth Fund	—	6.1%	7.0%	9.0%	10.6%
NT Global Real Estate Fund	—	2.0%	1.9%	3.0%	3.0%
NT International Small-Mid Cap Fund	—	1.0%	1.6%	2.1%	3.0%
NT International Value Fund	—	3.9%	5.5%	6.3%	8.5%
Total Equity	27.3%	47.7%	66.6%	81.4%	100.0%
Fixed Income
Diversified Bond Fund	25.0%	23.1%	12.8%	5.3%	—
High-Yield Fund	—	—	4.0%	6.0%	—
Inflation-Adjusted Bond Fund	10.0%	9.0%	5.9%	4.0%	—
Short Duration Fund	7.0%	—	—	—	—
Short Duration Inflation Protection Bond Fund	7.9%	—	—	—	—
Global Bond Fund	7.9%	7.0%	4.9%	3.0%	—
International Bond Fund	8.0%	6.5%	2.0%	—	—
Total Fixed Income	65.8%	45.6%	29.6%	18.3%	—
Prime Money Market Fund	6.9%	6.7%	3.8%	0.3%	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent Investor Class.

(2)	Category is less than 0.05% of total net assets.

10

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1) 2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice Portfolio: Very Conservative
Actual
Investor Class	$1,000	$1,000.60	$0.00	0.00%(3)	$3.42	0.69%
R Class	$1,000	$988.70(4)	$1.83(5)	0.50%	$4.34(5)	1.19%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.46	0.69%
R Class	$1,000	$1,022.32(6)	$2.51(6)	0.50%	$5.96(6)	1.19%
One Choice Portfolio: Conservative
Actual
Investor Class	$1,000	$1,015.90	$0.00	0.00%(3)	$3.90	0.78%
R Class	$1,000	$989.40(4)	$1.83(5)	0.50%	$4.67(5)	1.28%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.91	0.78%
R Class	$1,000	$1,022.32(6)	$2.51(6)	0.50%	$6.41(6)	1.28%
One Choice Portfolio: Moderate
Actual
Investor Class	$1,000	$1,030.90	$0.00	0.00%(3)	$4.48	0.89%
R Class	$1,000	$990.80(4)	$1.83(5)	0.50%	$5.08(5)	1.39%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.46	0.89%
R Class	$1,000	$1,022.32(6)	$2.51(6)	0.50%	$6.95(6)	1.39%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

(4)	Ending account value based on actual return from March 20, 2015 (commencement of sale) through July 31, 2015.

(5)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 134, the number of days in the period from March 20, 2015 (commencement of sale) through July 31, 2015, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(6)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

12

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1) 2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice Portfolio: Aggressive
Actual
Investor Class	$1,000	$1,044.50	$0.00	0.00%(3)	$5.02	0.99%
R Class	$1,000	$991.80(4)	$1.83(5)	0.50%	$5.45(5)	1.49%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.96	0.99%
R Class	$1,000	$1,022.32(6)	$2.51(6)	0.50%	$7.45(6)	1.49%
One Choice Portfolio: Very Aggressive
Actual
Investor Class	$1,000	$1,057.20	$0.00	0.00%(3)	$5.36	1.05%
R Class	$1,000	$991.90(4)	$1.83(5)	0.50%	$5.67(5)	1.55%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$5.26	1.05%
R Class	$1,000	$1,022.32(6)	$2.51(6)	0.50%	$7.75(6)	1.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

(4)	Ending account value based on actual return from March 20, 2015 (commencement of sale) through July 31, 2015.

(5)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 134, the number of days in the period from March 20, 2015 (commencement of sale) through July 31, 2015, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(6)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

13

Schedules of Investments

JULY 31, 2015

One Choice Portfolio: Very Conservative

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 49.9%
Diversified Bond Fund Investor Class	8,826,843	$95,506,436
Inflation-Adjusted Bond Fund Investor Class	3,276,482	38,072,716
Short Duration Fund Investor Class	2,575,005	26,522,548
Short Duration Inflation Protection Bond Fund Investor Class	3,015,923	30,340,189
		190,441,889
Domestic Equity Funds — 27.3%
Core Equity Plus Fund Investor Class	266,847	3,775,892
Equity Growth Fund Investor Class	432,016	13,362,266
Growth Fund Investor Class	422,813	12,963,439
Heritage Fund Investor Class	324,210	8,325,709
Large Company Value Fund Investor Class	3,244,569	29,622,911
Mid Cap Value Fund Investor Class	1,272,204	21,054,978
NT Disciplined Growth Fund Investor Class(2)	374,781	3,770,299
Real Estate Fund Investor Class	256,142	7,522,879
Small Company Fund Investor Class	277,483	3,757,119
		104,155,492
International Fixed Income Funds — 15.9%
Global Bond Fund Investor Class	3,094,321	30,386,234
International Bond Fund Investor Class	2,474,260	30,433,400
		60,819,634
Money Market Funds — 6.9%
Prime Money Market Fund Investor Class	26,496,802	26,496,802
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $348,721,105)		381,913,817
OTHER ASSETS AND LIABILITIES†		(185)
TOTAL NET ASSETS — 100.0%		$381,913,632

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

14

JULY 31, 2015

One Choice Portfolio: Conservative

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 34.7%
Core Equity Plus Fund Investor Class	1,458,630	$20,639,612
Equity Growth Fund Investor Class	2,170,836	67,143,972
Growth Fund Investor Class	1,913,530	58,668,843
Heritage Fund Investor Class	1,687,099	43,324,692
Large Company Value Fund Investor Class	7,951,117	72,593,695
Mid Cap Value Fund Investor Class	3,777,507	62,517,733
NT Disciplined Growth Fund Investor Class(2)	1,558,264	15,676,134
Small Company Fund Investor Class	1,117,535	15,131,424
		355,696,105
Domestic Fixed Income Funds — 32.1%
Diversified Bond Fund Investor Class	21,957,599	237,581,216
Inflation-Adjusted Bond Fund Investor Class	7,923,664	92,072,978
		329,654,194
International Fixed Income Funds — 13.5%
Global Bond Fund Investor Class	7,350,780	72,184,655
International Bond Fund Investor Class	5,369,452	66,044,263
		138,228,918
International Equity Funds — 13.0%
International Growth Fund Investor Class	4,791,757	62,244,919
NT Global Real Estate Fund Investor Class(2)	2,119,095	20,343,314
NT International Small-Mid Cap Fund Investor Class(2)	991,682	10,491,999
NT International Value Fund Investor Class(2)	4,077,467	40,611,572
		133,691,804
Money Market Funds — 6.7%
Prime Money Market Fund Investor Class	68,845,655	68,845,655
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $910,964,582)		1,026,116,676
OTHER ASSETS AND LIABILITIES†		(202)
TOTAL NET ASSETS — 100.0%		$1,026,116,474

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

15

JULY 31, 2015

One Choice Portfolio: Moderate

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 46.8%
Core Equity Plus Fund Investor Class	4,609,243	$65,220,788
Equity Growth Fund Investor Class	5,601,358	173,250,010
Growth Fund Investor Class	4,245,708	130,173,417
Heritage Fund Investor Class	3,798,721	97,551,161
Large Company Value Fund Investor Class	15,389,104	140,502,518
Mid Cap Value Fund Investor Class	5,563,633	92,078,132
NT Disciplined Growth Fund Investor Class(2)	3,254,726	32,742,545
Small Company Fund Investor Class	2,343,469	31,730,571
		763,249,142
Domestic Fixed Income Funds — 22.7%
Diversified Bond Fund Investor Class	19,335,508	209,210,200
High-Yield Fund Investor Class	11,290,761	65,034,786
Inflation-Adjusted Bond Fund Investor Class	8,355,162	97,086,977
		371,331,963
International Equity Funds — 19.8%
Emerging Markets Fund Investor Class	7,152,953	62,230,687
International Growth Fund Investor Class	8,798,821	114,296,683
NT Global Real Estate Fund Investor Class(2)	3,273,208	31,422,793
NT International Small-Mid Cap Fund Investor Class(2)	2,441,045	25,826,252
NT International Value Fund Investor Class(2)	8,912,153	88,765,041
		322,541,456
International Fixed Income Funds — 6.9%
Global Bond Fund Investor Class	8,217,930	80,700,068
International Bond Fund Investor Class	2,584,403	31,788,152
		112,488,220
Money Market Funds — 3.8%
Prime Money Market Fund Investor Class	62,203,336	62,203,336
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,373,844,550)		1,631,814,117
OTHER ASSETS AND LIABILITIES†		(745)
TOTAL NET ASSETS — 100.0%		$1,631,813,372

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

16

JULY 31, 2015

One Choice Portfolio: Aggressive

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 54.9%
Core Equity Plus Fund Investor Class	3,586,812	$50,753,394
Equity Growth Fund Investor Class	3,407,007	105,378,735
Growth Fund Investor Class	4,151,872	127,296,401
Heritage Fund Investor Class	3,569,693	91,669,705
Large Company Value Fund Investor Class	11,556,413	105,510,055
Mid Cap Value Fund Investor Class	3,834,737	63,464,904
NT Disciplined Growth Fund Investor Class(2)	3,394,728	34,150,967
Small Company Fund Investor Class	1,833,021	24,819,101
		603,043,262
International Equity Funds — 26.5%
Emerging Markets Fund Investor Class	7,756,538	67,481,883
International Growth Fund Investor Class	7,632,883	99,151,152
NT Global Real Estate Fund Investor Class(2)	3,394,728	32,589,392
NT International Small-Mid Cap Fund Investor Class(2)	2,161,977	22,873,713
NT International Value Fund Investor Class(2)	6,990,140	69,621,791
		291,717,931
Domestic Fixed Income Funds — 15.3%
Diversified Bond Fund Investor Class	5,335,167	57,726,506
High-Yield Fund Investor Class	11,459,985	66,009,514
Inflation-Adjusted Bond Fund Investor Class	3,816,966	44,353,140
		168,089,160
International Fixed Income Funds — 3.0%
Global Bond Fund Investor Class	3,401,531	33,403,038
Money Market Funds — 0.3%
Prime Money Market Fund Investor Class	2,829,059	2,829,059
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $897,046,014)		1,099,082,450
OTHER ASSETS AND LIABILITIES†		(624)
TOTAL NET ASSETS — 100.0%		$1,099,081,826

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

17

JULY 31, 2015

One Choice Portfolio: Very Aggressive

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 67.8%
Core Equity Plus Fund Investor Class	909,894	$12,875,007
Equity Growth Fund Investor Class	1,022,159	31,615,392
Growth Fund Investor Class	1,161,659	35,616,478
Heritage Fund Investor Class	947,521	24,332,337
Large Company Value Fund Investor Class	3,095,485	28,261,774
Mid Cap Value Fund Investor Class	1,288,767	21,329,092
NT Disciplined Growth Fund Investor Class(2)	1,088,142	10,946,709
Small Company Fund Investor Class	1,274,352	17,254,727
		182,231,516
International Equity Funds — 32.2%
Emerging Markets Fund Investor Class	2,192,522	19,074,942
International Growth Fund Investor Class	2,197,340	28,543,448
NT Global Real Estate Fund Investor Class(2)	848,043	8,141,211
NT International Small-Mid Cap Fund Investor Class(2)	765,515	8,099,144
NT International Value Fund Investor Class(2)	2,280,306	22,711,848
		86,570,593
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $198,246,359)		268,802,109
OTHER ASSETS AND LIABILITIES†		1
TOTAL NET ASSETS — 100.0%		$268,802,110

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statements of Assets and Liabilities

JULY 31, 2015
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Assets
Investment securities in affiliates, at value (cost of $348,721,105, $910,964,582 and $1,373,844,550, respectively)	$381,913,817	$1,026,116,676	$1,631,814,117
Cash	10	7,510	11
Receivable for investments sold	—	—	377,993
Receivable for capital shares sold	570,328	791,295	713,716
Distributions receivable from affiliates	213,047	452,980	704,999
	382,697,202	1,027,368,461	1,633,610,836

Liabilities
Payable for investments purchased	399,821	593,698	705,745
Payable for capital shares redeemed	383,738	658,279	1,091,708
Distribution and service fees payable	11	10	11
	783,570	1,251,987	1,797,464

Net Assets	$381,913,632	$1,026,116,474	$1,631,813,372

Net Assets Consist of:
Capital (par value and paid-in surplus)	$349,454,782	$878,667,243	$1,321,620,735
Undistributed net investment income	—	329,484	494,271
Accumulated undistributed net realized gain (loss)	(733,862)	31,967,653	51,728,799
Net unrealized appreciation	33,192,712	115,152,094	257,969,567
	$381,913,632	$1,026,116,474	$1,631,813,372

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Very Conservative
Investor Class, $0.01 Par Value	$381,888,911	32,311,316	$11.82
R Class, $0.01 Par Value	$24,721	2,091	$11.82
One Choice Portfolio: Conservative
Investor Class, $0.01 Par Value	$1,026,091,138	75,140,557	$13.66
R Class, $0.01 Par Value	$25,336	1,856	$13.65
One Choice Portfolio: Moderate
Investor Class, $0.01 Par Value	$1,631,785,022	105,407,706	$15.48
R Class, $0.01 Par Value	$28,350	1,832	$15.47

See Notes to Financial Statements.

19

JULY 31, 2015
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Assets
Investment securities in affiliates, at value (cost of $897,046,014 and $198,246,359, respectively)	$1,099,082,450	$268,802,109
Cash	10	11
Receivable for capital shares sold	549,774	69,327
Distributions receivable from affiliates	420,831	—
	1,100,053,065	268,871,447

Liabilities
Payable for investments purchased	590,595	42,300
Payable for capital shares redeemed	380,633	27,026
Distribution and service fees payable	11	11
	971,239	69,337

Net Assets	$1,099,081,826	$268,802,110

Net Assets Consist of:
Capital (par value and paid-in surplus)	$820,444,917	$179,917,429
Undistributed net investment income	4,255,122	2,117,122
Undistributed net realized gain	72,345,351	16,211,809
Net unrealized appreciation	202,036,436	70,555,750
	$1,099,081,826	$268,802,110

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Aggressive
Investor Class, $0.01 Par Value	$1,099,056,516	65,022,493	$16.90
R Class, $0.01 Par Value	$25,310	1,500	$16.87
One Choice Portfolio: Very Aggressive
Investor Class, $0.01 Par Value	$268,771,799	14,552,645	$18.47
R Class, $0.01 Par Value	$30,311	1,644	$18.44

See Notes to Financial Statements.

20

Statements of Operations

YEAR ENDED JULY 31, 2015
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$6,432,487	$17,777,398	$29,831,750

Expenses:
Distribution and service fees - R Class	45	44	46
Directors' fees and expenses	12,751	34,385	53,441
	12,796	34,429	53,487

Net investment income (loss)	6,419,691	17,742,969	29,778,263

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	734,554	17,759,499	17,568,827
Capital gain distributions received from underlying funds	7,438,781	34,531,621	79,410,983
	8,173,335	52,291,120	96,979,810

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(6,585,682)	(31,364,391)	(43,056,343)

Net realized and unrealized gain (loss) on affiliates	1,587,653	20,926,729	53,923,467

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,007,344	$38,669,698	$83,701,730

See Notes to Financial Statements.

21

YEAR ENDED JULY 31, 2015
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$20,357,167	$4,800,283

Expenses:
Distribution and service fees - R Class	45	46
Directors' fees and expenses	37,372	9,606
	37,417	9,652

Net investment income (loss)	20,319,750	4,790,631

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	26,473,055	13,484,260
Capital gain distributions received from underlying funds	77,162,022	24,069,499
	103,635,077	37,553,759

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(46,585,601)	(18,516,001)

Net realized and unrealized gain (loss) on affiliates	57,049,476	19,037,758

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,369,226	$23,828,389

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice Portfolio: Very Conservative		One Choice Portfolio: Conservative
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$6,419,691	$6,030,028	$17,742,969	$15,468,968
Net realized gain (loss)	8,173,335	5,688,818	52,291,120	12,803,779
Change in net unrealized appreciation (depreciation)	(6,585,682)	8,441,215	(31,364,391)	39,257,283
Net increase (decrease) in net assets resulting from operations	8,007,344	20,160,061	38,669,698	67,530,030

Distributions to Shareholders
From net investment income:
Investor Class	(6,257,908)	(5,977,895)	(18,048,067)	(15,269,425)
R Class	(32)	—	(25)	—
From net realized gains:
Investor Class	(5,178,987)	(2,884,902)	(8,617,670)	—
Decrease in net assets from distributions	(11,436,927)	(8,862,797)	(26,665,762)	(15,269,425)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	30,178,175	(7,758,764)	86,157,307	129,568,515

Net increase (decrease) in net assets	26,748,592	3,538,500	98,161,243	181,829,120

Net Assets
Beginning of period	355,165,040	351,626,540	927,955,231	746,126,111
End of period	$381,913,632	$355,165,040	$1,026,116,474	$927,955,231

Undistributed net investment income	—	$35,221	$329,484	$692,736

See Notes to Financial Statements.

23

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice Portfolio: Moderate		One Choice Portfolio: Aggressive
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$29,778,263	$24,255,233	$20,319,750	$16,880,763
Net realized gain (loss)	96,979,810	26,265,708	103,635,077	26,721,028
Change in net unrealized appreciation (depreciation)	(43,056,343)	76,131,071	(46,585,601)	63,651,077
Net increase (decrease) in net assets resulting from operations	83,701,730	126,652,012	77,369,226	107,252,868

Distributions to Shareholders
From net investment income:
Investor Class	(30,074,942)	(24,018,441)	(23,614,774)	(14,880,948)
R Class	(27)	—	—	—
From net realized gains:
Investor Class	(2,093,099)	—	(14,398,255)	—
Decrease in net assets from distributions	(32,168,068)	(24,018,441)	(38,013,029)	(14,880,948)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	137,690,228	206,387,298	31,540,414	82,905,900

Net increase (decrease) in net assets	189,223,890	309,020,869	70,896,611	175,277,820

Net Assets
Beginning of period	1,442,589,482	1,133,568,613	1,028,185,215	852,907,395
End of period	$1,631,813,372	$1,442,589,482	$1,099,081,826	$1,028,185,215

Undistributed net investment income	$494,271	$920,550	$4,255,122	$7,550,146

See Notes to Financial Statements.

24

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice Portfolio: Very Aggressive
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$4,790,631	$3,739,849
Net realized gain (loss)	37,553,759	8,815,662
Change in net unrealized appreciation (depreciation)	(18,516,001)	20,587,527
Net increase (decrease) in net assets resulting from operations	23,828,389	33,143,038

Distributions to Shareholders
From net investment income:
Investor Class	(5,097,597)	(2,298,997)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(17,465,348)	2,063,291

Net increase (decrease) in net assets	1,265,444	32,907,332

Net Assets
Beginning of period	267,536,666	234,629,334
End of period	$268,802,110	$267,536,666

Undistributed net investment income	$2,117,122	$2,908,624

See Notes to Financial Statements.

25

Notes to Financial Statements

JULY 31, 2015

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive (collectively, the funds) are five funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The funds are diversified as defined under the 1940 Act. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. Each fund's investment objective is to seek the highest total return consistent with its asset mix.

The funds offer the Investor Class and the R Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the funds' assets, which do not vary by class. Sale of the R Class commenced on March 20, 2015.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative and One Choice Portfolio: Moderate. Distributions from net investment income, if any, are generally declared and paid annually for One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation's investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for the R Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fee is computed and accrued daily based on class's daily net assets and paid monthly in arrears. The fee is used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended July 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2015 were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Purchases	$120,453,525	$331,162,284	$528,239,672	$402,890,731	$122,394,925
Sales	$87,853,680	$219,392,607	$313,527,615	$311,871,016	$116,097,742

27

5. Capital Share Transactions

The corporation is authorized to issue 4,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2015(1)		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice Portfolio: Very Conservative
Investor Class
Sold	11,915,396	$141,636,212	7,832,402	$91,897,942
Issued in reinvestment of distributions	941,468	11,167,371	742,348	8,651,237
Redeemed	(10,287,876)	(122,650,440)	(9,257,466)	(108,307,943)
	2,568,988	30,153,143	(682,716)	(7,758,764)
R Class			N/A
Sold	2,088	25,000
Issued in reinvestment of distributions	3	32
	2,091	25,032
Net increase (decrease)	2,571,079	$30,178,175	(682,716)	$(7,758,764)

One Choice Portfolio: Conservative
Investor Class
Sold	19,285,302	$262,828,525	19,381,020	$253,758,564
Issued in reinvestment of distributions	1,924,989	26,156,687	1,139,728	14,973,084
Redeemed	(14,886,646)	(202,853,530)	(10,643,243)	(139,163,133)
	6,323,645	86,131,682	9,877,505	129,568,515
R Class			N/A
Sold	1,854	25,600
Issued in reinvestment of distributions	2	25
	1,856	25,625
Net increase (decrease)	6,325,501	$86,157,307	9,877,505	$129,568,515

One Choice Portfolio: Moderate
Investor Class
Sold	23,115,876	$354,389,468	25,608,183	$371,485,435
Issued in reinvestment of distributions	2,070,549	31,669,725	1,624,838	23,668,750
Redeemed	(16,208,233)	(248,397,576)	(13,026,618)	(188,766,887)
	8,978,192	137,661,617	14,206,403	206,387,298
R Class			N/A
Sold	1,830	28,584
Issued in reinvestment of distributions	2	27
	1,832	28,611
Net increase (decrease)	8,980,024	$137,690,228	14,206,403	$206,387,298

One Choice Portfolio: Aggressive
Investor Class
Sold	11,763,689	$196,349,221	13,749,731	$215,763,985
Issued in reinvestment of distributions	2,299,528	37,689,248	941,037	14,764,862
Redeemed	(12,137,997)	(202,523,573)	(9,414,416)	(147,622,947)
	1,925,220	31,514,896	5,276,352	82,905,900
R Class			N/A
Sold	1,500	25,518
Net increase (decrease)	1,926,720	$31,540,414	5,276,352	$82,905,900

(1)	March 20, 2015 (commencement of sale) through July 31, 2015 for the R Class.

28

	Year ended July 31, 2015(1)		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice Portfolio: Very Aggressive
Investor Class
Sold	2,600,213	$46,873,852	2,726,163	$44,771,752
Issued in reinvestment of distributions	282,905	5,044,201	136,965	2,279,082
Redeemed	(3,814,711)	(69,413,906)	(2,716,235)	(44,987,543)
	(931,593)	(17,495,853)	146,893	2,063,291
R Class			N/A
Sold	1,644	30,505
Net increase (decrease)	(929,949)	$(17,465,348)	146,893	$2,063,291

(1)	March 20, 2015 (commencement of sale) through July 31, 2015 for the R Class.

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2015 follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Conservative
Diversified Bond Fund	$110,765,956	$19,608,679	$35,825,891	$(288,609)	$2,408,193	$95,506,436
Inflation-Adjusted Bond Fund	35,625,413	6,281,432	2,990,788	(315,920)	363,956	38,072,716
Short Duration Fund	25,022,560	3,520,870	1,960,847	(39,110)	479,098	26,522,548
Short Duration Inflation Protection Bond Fund	28,559,396	4,626,979	2,090,233	(69,972)	259,591	30,340,189
Core Equity Plus Fund	3,521,896	948,324	492,770	6,920	505,247	3,775,892
Equity Growth Fund	13,998,043	4,593,120	4,513,040	279,881	1,808,646	13,362,266
Growth Fund	15,763,310	6,507,009	8,259,609	(54,774)	3,457,381	12,963,439
Heritage Fund	8,770,710	2,584,991	3,296,096	6,615	1,360,058	8,325,709
Large Company Value Fund	24,517,470	13,949,686	8,804,134	2,070,752	300,607	29,622,911
Mid Cap Value Fund	17,593,261	7,652,110	3,881,295	139,433	1,945,946	21,054,978
NT Disciplined Growth Fund(3)	—	3,790,652	43,134	(129)	—	3,770,299
Real Estate Fund	7,047,738	1,170,528	1,102,665	294,862	140,164	7,522,879
Small Company Fund	3,461,240	607,863	583,319	119,269	2,756	3,757,119
Global Bond Fund	—	31,037,326	178,589	(4,593)	—	30,386,234
International Bond Fund	35,508,854	10,219,955	11,230,264	(1,410,071)	837,027	30,433,400
Prime Money Market Fund	25,009,253	3,354,001	1,866,452	—	2,598	26,496,802
	$355,165,100	$120,453,525	$87,119,126	$734,554	$13,871,268	$381,913,817

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

29

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Conservative
Core Equity Plus Fund	$18,144,640	$3,875,689	$374,417	$(26,898)	$2,480,062	$20,639,612
Equity Growth Fund	63,717,139	12,389,701	6,378,155	(66,496)	8,313,315	67,143,972
Growth Fund	61,042,304	16,151,550	15,031,029	(1,326,339)	13,605,400	58,668,843
Heritage Fund	45,074,146	9,019,669	11,916,427	(288,497)	7,043,715	43,324,692
Large Company Value Fund	91,624,838	20,488,838	34,829,929	11,347,129	1,052,085	72,593,695
Mid Cap Value Fund	61,779,238	11,262,919	9,264,830	114,183	6,840,969	62,517,733
NT Disciplined Growth Fund(3)	—	15,708,941	126,302	(379)	—	15,676,134
Real Estate Fund	18,960,665	545,387	10,979,286	11,557,218	306,535	—
Small Company Fund	18,268,387	14,130	3,954,429	723,343	14,130	15,131,424
Diversified Bond Fund	271,136,927	38,701,215	74,492,979	(932,860)	6,057,652	237,581,216
Inflation-Adjusted Bond Fund	83,247,371	13,326,008	1,988,701	(283,754)	873,712	92,072,978
Global Bond Fund	—	73,721,851	367,913	(8,383)	—	72,184,655
International Bond Fund	73,829,863	20,295,173	19,056,486	(2,606,058)	1,758,402	66,044,263
International Growth Fund	54,408,587	16,221,291	7,518,146	(476,474)	3,956,066	62,244,919
NT Global Real Estate Fund(3)	—	21,177,520	—	—	—	20,343,314
NT International Small-Mid Cap Fund(3)	—	10,472,627	555,804	26,448	—	10,491,999
NT International Value Fund(3)	—	41,196,158	332,527	7,316	—	40,611,572
Prime Money Market Fund	66,717,786	6,593,617	4,465,748	—	6,976	68,845,655
	$927,951,891	$331,162,284	$201,633,108	$17,759,499	$52,309,019	$1,026,116,676

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

30

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Moderate
Core Equity Plus Fund	$56,295,319	$12,039,424	—	—	$7,575,321	$65,220,788
Equity Growth Fund	170,685,667	31,930,258	$22,532,602	$5,956	21,725,029	173,250,010
Growth Fund	142,424,837	34,074,674	37,558,227	(2,092,769)	30,837,655	130,173,417
Heritage Fund	113,704,991	19,960,492	37,252,398	1,014,344	17,220,638	97,551,161
Large Company Value Fund	120,611,539	27,177,808	14,502,247	1,213,039	1,513,279	140,502,518
Mid Cap Value Fund	78,440,517	15,217,564	—	—	8,529,084	92,078,132
NT Disciplined Growth Fund(3)	—	32,547,262	—	—	—	32,742,545
Real Estate Fund	29,372,016	575,214	14,881,127	19,667,141	475,635	—
Small Company Fund	32,671,509	24,151	3,263,911	572,648	24,151	31,730,571
Diversified Bond Fund	249,445,157	37,899,533	80,002,269	(451,169)	5,409,575	209,210,200
High-Yield Fund	57,339,983	11,640,734	23,766	(1,436)	3,815,175	65,034,786
Inflation-Adjusted Bond Fund	86,791,505	13,191,120	25,414	(3,290)	899,423	97,086,977
Emerging Markets Fund	56,986,291	10,052,824	1,905,265	42,821	46,977	62,230,687
International Growth Fund	142,386,077	36,730,394	60,094,231	(179,162)	10,157,331	114,296,683
NT Global Real Estate Fund(3)	—	32,720,618	—	—	—	31,422,793
NT International Small-Mid Cap Fund(3)	—	24,410,446	—	—	—	25,826,252
NT International Value Fund(3)	—	89,478,269	277,404	6,935	—	88,765,041
Global Bond Fund	—	82,003,505	—	—	—	80,700,068
International Bond Fund	42,676,358	11,415,824	17,935,895	(2,226,231)	1,007,237	31,788,152
Prime Money Market Fund	62,757,810	5,149,558	5,704,032	—	6,223	62,203,336
	$1,442,589,576	$528,239,672	$295,958,788	$17,568,827	$109,242,733	$1,631,814,117

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

31

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Aggressive
Core Equity Plus Fund	$47,297,592	$8,455,262	$2,393,634	$216,099	$6,026,788	$50,753,394
Equity Growth Fund	104,297,632	18,026,724	12,612,601	446,880	12,668,535	105,378,735
Growth Fund	165,392,952	39,924,319	62,640,447	2,491,040	35,411,182	127,296,401
Heritage Fund	142,204,401	26,156,550	69,471,053	9,493,457	21,549,627	91,669,705
Large Company Value Fund	78,554,335	24,984,065	3,026,036	274,371	1,009,148	105,510,055
Mid Cap Value Fund	49,857,115	18,512,858	3,727,884	156,632	5,268,755	63,464,904
NT Disciplined Growth Fund(3)	—	33,947,283	—	—	—	34,150,967
Real Estate Fund	22,248,520	445,122	13,345,290	12,503,472	331,492	—
Small Company Fund	24,963,171	98,737	2,095,285	348,244	18,886	24,819,101
Emerging Markets Fund	68,801,045	9,946,964	7,833,546	394,289	52,303	67,481,883
International Growth Fund	124,214,250	28,810,637	49,047,838	516,032	8,886,768	99,151,152
NT Global Real Estate Fund(3)	—	33,947,283	—	—	—	32,589,392
NT International Small-Mid Cap Fund(3)	—	22,631,522	1,011,756	48,249	—	22,873,713
NT International Value Fund(3)	—	70,910,538	939,773	24,278	—	69,621,791
Diversified Bond Fund	96,025,988	13,176,455	52,350,305	(183,440)	1,887,006	57,726,506
High-Yield Fund	58,650,614	13,323,199	1,999,267	(135,498)	3,987,487	66,009,514
Inflation-Adjusted Bond Fund	40,890,681	5,645,608	954,998	(121,050)	420,890	44,353,140
Global Bond Fund	—	33,947,283	—	—	—	33,403,038
Prime Money Market Fund	4,776,985	322	1,948,248	—	322	2,829,059
	$1,028,175,281	$402,890,731	$285,397,961	$26,473,055	$97,519,189	$1,099,082,450

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

32

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Aggressive
Core Equity Plus Fund	$12,810,914	$2,361,994	$1,571,440	$48,500	$1,659,594	$12,875,007
Equity Growth Fund	34,841,972	5,980,032	7,476,738	427,552	4,280,633	31,615,392
Growth Fund	52,891,878	12,831,591	24,093,607	1,903,146	11,054,801	35,616,478
Heritage Fund	45,931,900	8,316,685	25,310,231	5,244,799	6,777,309	24,332,337
Large Company Value Fund	25,502,726	5,262,614	4,161,517	142,823	318,262	28,261,774
Mid Cap Value Fund	16,216,543	8,210,107	2,706,893	45,445	1,730,797	21,329,092
NT Disciplined Growth Fund(3)	—	11,736,883	856,700	(5,285)	—	10,946,709
Real Estate Fund	5,475,859	763,133	2,995,139	4,062,648	83,752	—
Small Company Fund	6,732,986	12,178,295	1,968,554	21,211	5,224	17,254,727
Emerging Markets Fund	20,182,212	4,002,507	4,055,336	162,200	15,658	19,074,942
International Growth Fund	40,898,971	8,195,270	18,059,367	956,033	2,864,738	28,543,448
NT Global Real Estate Fund(3)	—	8,775,210	298,672	(11,877)	—	8,141,211
NT International Small-Mid Cap Fund(3)	—	8,732,686	1,077,112	52,346	—	8,099,144
NT International Value Fund(3)	—	24,286,558	1,489,088	12,933	—	22,711,848
Diversified Bond Fund	5,260,574	761,316	5,702,912	421,786	78,967	—
Prime Money Market Fund	790,132	44	790,176	—	47	—
	$267,536,667	$122,394,925	$102,613,482	$13,484,260	$28,869,782	$268,802,109

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets. As of July 31, 2015, One Choice Portfolio: Moderate and One Choice Portfolio: Aggressive owned 38% and 30%, respectively, of the shares of Core Equity Plus Fund.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

33

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015		2014
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice Portfolio: Very Conservative	$6,628,992	$4,807,935	$6,426,657	$2,436,140
One Choice Portfolio: Conservative	$18,106,221	$8,559,541	$15,269,425	—
One Choice Portfolio: Moderate	$30,204,542	$1,963,526	$24,018,441	—
One Choice Portfolio: Aggressive	$24,107,514	$13,905,515	$14,880,948	—
One Choice Portfolio: Very Aggressive	$5,097,597	—	$2,298,997	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization and dividend redesignations, were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Capital paid in	$1,315,807	—	—	—	$4,697,806
Undistributed net investment income	$(196,972)	$(58,129)	$(129,573)	—	$(484,536)
Accumulated undistributed net realized gain (loss)	$(1,118,835)	$58,129	$129,573	—	$(4,213,270)

As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Federal tax cost of investments	$356,990,696	$929,280,452	$1,415,406,139
Gross tax appreciation of investments	$32,114,638	$110,148,988	$228,905,750
Gross tax depreciation of investments	(7,191,517)	(13,312,764)	(12,497,772)
Net tax appreciation (depreciation) of investments	$24,923,121	$96,836,224	$216,407,978
Undistributed ordinary income	$54,482	$329,484	$494,271
Accumulated long-term gains	$7,481,247	$50,283,523	$93,290,388

	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Federal tax cost of investments	$924,353,712	$211,284,830
Gross tax appreciation of investments	$181,712,379	$58,015,102
Gross tax depreciation of investments	(6,983,641)	(497,823)
Net tax appreciation (depreciation) of investments	$174,728,738	$57,517,279
Undistributed ordinary income	$8,573,035	$2,117,122
Accumulated long-term gains	$95,335,136	$29,250,280

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Conservative
Investor Class
2015	$11.94	0.21	0.03	0.24	(0.20)	(0.16)	(0.36)	$11.82	2.07%	0.00%(4)	1.73%	24%	$381,889
2014	$11.56	0.20	0.48	0.68	(0.20)	(0.10)	(0.30)	$11.94	5.99%	0.00%(4)	1.74%	12%	$355,165
2013	$11.38	0.20	0.26	0.46	(0.20)	(0.08)	(0.28)	$11.56	4.04%	0.00%(4)	1.75%	28%	$351,627
2012	$11.02	0.24	0.37	0.61	(0.24)	(0.01)	(0.25)	$11.38	5.66%	0.00%(4)	2.14%	13%	$295,065
2011	$10.41	0.23	0.61	0.84	(0.23)	—	(0.23)	$11.02	8.16%	0.00%(4)	2.15%	17%	$206,540
R Class
2015(5)	$11.97	0.02	(0.15)	(0.13)	(0.02)	—	(0.02)	$11.82	(1.13)%	0.50%(6)	0.40%(6)	24%(7)	$25
One Choice Portfolio: Conservative
Investor Class
2015	$13.48	0.24	0.31	0.55	(0.25)	(0.12)	(0.37)	$13.66	4.09%	0.00%(4)	1.77%	22%	$1,026,091
2014	$12.66	0.24	0.82	1.06	(0.24)	—	(0.24)	$13.48	8.43%	0.00%(4)	1.85%	2%	$927,955
2013	$11.79	0.23	0.87	1.10	(0.23)	—	(0.23)	$12.66	9.42%	0.00%(4)	1.86%	3%	$746,126
2012	$11.41	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.79	5.71%	0.00%(4)	2.24%	12%	$573,351
2011	$10.42	0.24	0.99	1.23	(0.24)	—	(0.24)	$11.41	11.90%	0.00%(4)	2.16%	10%	$466,326
R Class
2015(5)	$13.81	0.01	(0.16)	(0.15)	(0.01)	—	(0.01)	$13.65	(1.06)%	0.50%(6)	0.28%(6)	22%(7)	$25
35

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Moderate
Investor Class
2015	$14.96	0.29	0.55	0.84	(0.30)	(0.02)	(0.32)	$15.48	5.66%	0.00%(4)	1.91%	20%	$1,631,785
2014	$13.79	0.27	1.17	1.44	(0.27)	—	(0.27)	$14.96	10.51%	0.00%(4)	1.88%	3%	$1,442,589
2013	$12.27	0.24	1.52	1.76	(0.24)	—	(0.24)	$13.79	14.48%	0.00%(4)	1.81%	3%	$1,133,569
2012	$12.01	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.27	4.21%	0.00%(4)	1.95%	16%	$869,723
2011	$10.60	0.21	1.41	1.62	(0.21)	—	(0.21)	$12.01	15.35%	0.00%(4)	1.80%	11%	$803,485
R Class
2015(5)	$15.63	0.02	(0.16)	(0.14)	(0.02)	—	(0.02)	$15.47	(0.92)%	0.50%(6)	0.28%(6)	20%(7)	$28
One Choice Portfolio: Aggressive
Investor Class
2015	$16.30	0.31	0.89	1.20	(0.37)	(0.23)	(0.60)	$16.90	7.44%	0.00%(4)	1.87%	29%	$1,099,057
2014	$14.75	0.28	1.52	1.80	(0.25)	—	(0.25)	$16.30	12.26%	0.00%(4)	1.77%	5%	$1,028,185
2013	$12.68	0.23	2.05	2.28	(0.21)	—	(0.21)	$14.75	18.15%	0.00%(4)	1.67%	5%	$852,907
2012	$12.58	0.20	0.10	0.30	(0.20)	—	(0.20)	$12.68	2.50%	0.00%(4)	1.65%	14%	$566,200
2011	$10.75	0.18	1.82	2.00	(0.17)	—	(0.17)	$12.58	18.67%	0.00%(4)	1.48%	11%	$523,231
R Class
2015(5)	$17.01	0.01	(0.15)	(0.14)	—	—	—	$16.87	(0.82)%	0.50%(6)	0.23%(6)	29%(7)	$25

36

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Aggressive
Investor Class
2015	$17.28	0.31	1.21	1.52	(0.33)	—	(0.33)	$18.47	8.87%	0.00%(4)	1.72%	42%	$268,772
2014	$15.30	0.24	1.89	2.13	(0.15)	—	(0.15)	$17.28	13.94%	0.00%(4)	1.45%	8%	$267,537
2013	$12.62	0.18	2.63	2.81	(0.13)	—	(0.13)	$15.30	22.42%	0.00%(4)	1.29%	16%	$234,629
2012	$12.62	0.12	—(8)	0.12	(0.12)	—	(0.12)	$12.62	1.05%	0.00%(4)	1.02%	13%	$193,193
2011	$10.52	0.11	2.09	2.20	(0.10)	—	(0.10)	$12.62	20.97%	0.00%(4)	0.87%	18%	$203,114
R Class
2015(5)	$18.59	(0.01)	(0.14)	(0.15)	—	—	—	$18.44	(0.81)%	0.50%(6)	(0.18)%(6)	42%(7)	$30

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	March 20, 2015 (commencement of sale) through July 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2015.

(8)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive, and One Choice Portfolio: Very Aggressive, five of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

38

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

41

Approval of Management Agreement

At a meeting held on June 30, 2015, the Funds’ Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section
15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a funds’ directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to each Fund;

•	the wide range of other programs and services the Advisor provides to each Fund and its shareholders on a routine and non-routine basis;

•	each Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by each Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for each Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

42

•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for each Fund was above its respective benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. Taking all of these factors into consideration, the Board found the investment management services provided to each Fund by the Advisor to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Funds under the management agreement to be competitive and of high quality.

43

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post- distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services to the Funds, and the reasonableness of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as fund shareholders. The Board also determined that the Advisor is

44

able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreement between the Funds and the Advisor is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$1,180,750	$4,673,621	$9,331,257	$6,885,563	$3,357,209

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2015.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$770,761	—	—	$492,740	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2015.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$5,527,061	$8,559,541	$1,963,526	$13,905,515	$4,213,270

For the fiscal year ended July 31, 2015, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice Portfolio: Very Conservative	—	—	—	—
One Choice Portfolio: Conservative	$75,504	0.0010	$367,029	0.0049
One Choice Portfolio: Moderate	$193,836	0.0018	$942,252	0.0089
One Choice Portfolio: Aggressive	$169,598	0.0026	$824,427	0.0127
One Choice Portfolio: Very Aggressive	$54,725	0.0038	$266,023	0.0183

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$1,315,807	—	—	—	$4,697,806

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86671 1509

ANNUAL REPORT	JULY 31, 2015

One Choice® In Retirement Portfolio

One Choice® 2020 Portfolio

One Choice® 2025 Portfolio

One Choice® 2030 Portfolio

One Choice® 2035 Portfolio

One Choice® 2040 Portfolio

One Choice® 2045 Portfolio

One Choice® 2050 Portfolio

One Choice® 2055 Portfolio

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice In Retirement Portfolio
Investor Class	ARTOX	3.66%	7.88%	5.55%	5.83%	8/31/04
S&P Target Date Retirement Income Index	—	3.27%	5.90%	4.57%	4.87%	—
Institutional Class	ATTIX	3.79%	8.10%	5.76%	6.04%	8/31/04
A Class(1)	ARTAX					8/31/04
No sales charge*		3.39%	7.61%	5.29%	5.57%
With sales charge*		-2.52%	6.34%	4.67%	4.99%
C Class	ATTCX	2.59%	6.82%	—	6.57%	3/1/10
R Class	ARSRX	3.13%	7.34%	5.02%	5.29%	8/31/04

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2020 Portfolio
Investor Class	ARBVX	4.14%	8.68%	5.38%	5/30/08
S&P Target Date To 2020 Index	—	3.87%	7.69%	4.69%	—
Institutional Class	ARBSX	4.35%	8.89%	5.59%	5/30/08
A Class(1)	ARBMX				5/30/08
No sales charge*		3.97%	8.42%	5.12%
With sales charge*		-2.04%	7.14%	4.26%
C Class	ARNCX	3.09%	7.61%	7.31%	3/1/10
R Class	ARBRX	3.62%	8.14%	4.85%	5/30/08

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2025 Portfolio
Investor Class	ARWIX	4.62%	9.26%	6.16%	6.87%	8/31/04
S&P Target Date To 2025 Index	—	4.17%	8.49%	N/A(1)	N/A(1)	—
S&P Target Date 2025 Index	—	5.04%	9.78%	5.96%	6.66%	—
Institutional Class	ARWFX	4.90%	9.49%	6.38%	7.08%	8/31/04
A Class(2)	ARWAX					8/31/04
No sales charge*		4.36%	8.98%	5.90%	6.60%
With sales charge*		-1.66%	7.69%	5.28%	6.03%
C Class	ARWCX	3.64%	8.18%	—	7.83%	3/1/10
R Class	ARWRX	4.17%	8.72%	5.63%	6.34%	8/31/04

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available May 2007.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2030 Portfolio
Investor Class	ARCVX	5.43%	9.93%	5.58%	5/30/08
S&P Target Date To 2030 Index	—	4.44%	9.25%	4.85%	—
Institutional Class	ARCSX	5.73%	10.14%	5.78%	5/30/08
A Class(1)	ARCMX				5/30/08
No sales charge*		5.18%	9.65%	5.30%
With sales charge*		-0.89%	8.37%	4.43%
C Class	ARWOX	4.46%	8.83%	8.39%	3/1/10
R Class	ARCRX	4.99%	9.38%	5.05%	5/30/08

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2035 Portfolio
Investor Class	ARYIX	6.25%	10.70%	6.62%	7.47%	8/31/04
S&P Target Date To 2035 Index	—	4.64%	9.91%	N/A(1)	N/A(1)	—
S&P Target Date 2035 Index	—	5.62%	10.97%	6.18%	6.99%	—
Institutional Class	ARLIX	6.52%	10.94%	6.83%	7.69%	8/31/04
A Class(2)	ARYAX					8/31/04
No sales charge*		5.98%	10.44%	6.34%	7.21%
With sales charge*		-0.11%	9.15%	5.71%	6.63%
C Class	ARLCX	5.25%	9.61%	—	9.08%	3/1/10
R Class	ARYRX	5.71%	10.15%	6.08%	6.94%	8/31/04

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available May 2007.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2040 Portfolio
Investor Class	ARDVX	6.84%	11.44%	6.16%	5/30/08
S&P Target Date To 2040 Index	—	4.79%	10.49%	5.02%	—
Institutional Class	ARDSX	7.05%	11.65%	6.36%	5/30/08
A Class(1)	ARDMX				5/30/08
No sales charge*		6.57%	11.15%	5.89%
With sales charge*		0.47%	9.85%	5.02%
C Class	ARNOX	5.77%	10.32%	9.68%	3/1/10
R Class	ARDRX	6.31%	10.89%	5.63%	5/30/08

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2045 Portfolio
Investor Class	AROIX	7.22%	11.89%	6.98%	7.90%	8/31/04
S&P Target Date To 2045 Index	—	4.91%	11.01%	N/A(1)	N/A(1)	—
S&P Target Date 2040 Index(2)	—	5.78%	11.35%	6.28%	7.13%	—
Institutional Class	AOOIX	7.50%	12.11%	7.19%	8.12%	8/31/04
A Class(3)	AROAX					8/31/04
No sales charge*		6.96%	11.61%	6.71%	7.63%
With sales charge*		0.79%	10.29%	6.08%	7.05%
C Class	AROCX	6.21%	10.76%	—	10.11%	3/1/10
R Class	ARORX	6.75%	11.33%	6.45%	7.37%	8/31/04

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available May 2007.

(2)
There is not an S&P Target Date 2045 (or longer) Index with history to cover the performance period since the fund's inception. The fund's investment advisor believes the S&P Target Date 2040 Index is a reasonable proxy for comparison purposes.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2050 Portfolio
Investor Class	ARFVX	7.37%	12.12%	6.09%	5/30/08
S&P Target Date To 2050 Index	—	5.00%	11.32%	5.34%	—
Institutional Class	ARFSX	7.58%	12.35%	6.31%	5/30/08
A Class(1)	ARFMX				5/30/08
No sales charge*		7.11%	11.84%	5.83%
With sales charge*		0.97%	10.53%	4.96%
C Class	ARFDX	6.30%	10.99%	10.28%	3/1/10
R Class	ARFWX	6.84%	11.55%	5.56%	5/30/08

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice 2055 Portfolio
Investor Class	AREVX	7.56%	9.77%	3/31/11
S&P Target Date To 2055+ Index	—	5.11%	8.78%	—
Institutional Class	ARENX	7.78%	9.98%	3/31/11
A Class	AREMX			3/31/11
No sales charge*		7.31%	9.48%
With sales charge*		1.17%	7.99%
C Class	AREFX	6.51%	8.67%	3/31/11
R Class	AREOX	7.11%	9.24%	3/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice In Retirement Portfolio — Investor Class
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $17,164

S&P Target Date Retirement Income Index — $15,640

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2020 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $14,567

S&P Target Date To 2020 Index — $13,888

*From May 30, 2008, the Investor Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2025 Portfolio — Investor Class*
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $18,191

S&P Target Date 2025 Index — $17,835

* Since S&P Target Date To 2025 Index return data is only available from May 2007, it is not included in the line chart.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2030 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $14,757

S&P Target Date To 2030 Index — $14,039

*From May 30, 2008, the Investor Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2035 Portfolio — Investor Class*
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $18,984

S&P Target Date 2035 Index — $18,216

* Since S&P Target Date To 2035 Index return data is only available from May 2007, it is not included in the line chart.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2040 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $15,352

S&P Target Date To 2040 Index — $14,209

*From May 30, 2008, the Investor Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2045 Portfolio — Investor Class*
$10,000 investment made July 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $19,640

S&P Target Date 2040 Index** — $18,385

* Since S&P Target Date To 2045 Index return data is only available from May 2007, it is not included in the line chart.
** There is not an S&P Target Date 2045 (or longer) Index with history to cover the performance period since the fund's inception. The fund's investment advisor believes the S&P Target Date 2040 Index is a reasonable proxy for comparison purposes.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2050 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $15,283

S&P Target Date To 2050 Index — $14,522

*From May 30, 2008, the Investor Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2055 Portfolio — Investor Class
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $14,981

S&P Target Date To 2055+ Index — $14,400

*From March 31, 2011, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Investor Class	Institutional Class	A Class	C Class	R Class
One Choice In Retirement Portfolio	0.76%	0.56%	1.01%	1.76%	1.26%
One Choice 2020 Portfolio	0.79%	0.59%	1.04%	1.79%	1.29%
One Choice 2025 Portfolio	0.82%	0.62%	1.07%	1.82%	1.32%
One Choice 2030 Portfolio	0.84%	0.64%	1.09%	1.84%	1.34%
One Choice 2035 Portfolio	0.87%	0.67%	1.12%	1.87%	1.37%
One Choice 2040 Portfolio	0.90%	0.70%	1.15%	1.90%	1.40%
One Choice 2045 Portfolio	0.94%	0.74%	1.19%	1.94%	1.44%
One Choice 2050 Portfolio	0.95%	0.75%	1.20%	1.95%	1.45%
One Choice 2055 Portfolio	0.96%	0.76%	1.21%	1.96%	1.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

The One Choice 2015 Portfolio was combined into the One Choice In Retirement Portfolio on March 27, 2015.

In March 2015, we made enhancements to the Portfolios’ underlying asset mixes by adding NT Disciplined Growth Fund, NT International Value Fund, NT International Small-Mid Cap Fund (except for In Retirement Portfolio), NT Global Real Estate Fund (replacing U.S. Real Estate Fund), and Global Bond Fund. There were no changes in the overall target equity, fixed-income, and cash allocations, which set each Portfolio’s broad risk/return profile. The enhancements were designed to align Portfolios with future growth opportunities, broaden the fixed-income allocation to hedge interest rate and currency risks, and help manage volatility while optimizing return potential.

Performance Summary

Each of the nine One Choice® Target Date Portfolios advanced for the fiscal year ended July 31, 2015, with returns ranging from 7.56%* for the One Choice 2055 Portfolio to 3.66% for the One Choice In Retirement Portfolio (see pages 3-20 for more detailed performance information). Returns for the 12-month period were driven primarily by strong performance of U.S.-based equities, which outperformed their non-U.S. counterparts.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

Global equities endured substantial volatility during the fiscal year as markets contended with concerns about the pace and breadth of global growth, falling energy and commodity prices, and currency volatility as the U.S. dollar strengthened relative to most global currencies. Geopolitical instability also dominated headlines and unsettled markets, from unrest in the Middle East and conflict between Russia and Ukraine, to worries about Greece’s ability to repay its debts and the long-term sustainability of the European Union. Monetary policy divergence of global central banks was another key theme as the U.S. Federal Reserve’s (the Fed) quantitative easing (QE) program came to an end and the likelihood of impending interest rate hikes increased. Meanwhile, the European Central Bank (ECB) instituted a long-awaited QE program and central banks throughout Asia maintained aggressive stimulus policies. Overall, U.S. equities dominated returns, although outperformance was somewhat concentrated during the first half of the period. Non-U.S. equities took over leadership during the second half, but were unable to match the rally seen in U.S. stocks. Broad U.S. indices reached record levels during the period, bolstered by ongoing, if uneven, economic growth with declines in unemployment and gains in employment growth, improving consumer confidence, a strong housing market, and a pick-up in nonresidential construction. Outside of the U.S., while the ECB’s stimulative monetary policies bolstered markets and the European economy showed true signs of recovery, worries persisted about slowing growth and financial market instability in China and deflationary pressures in Japan. Growth equities led value stocks across all market capitalizations both in the U.S. and globally. Non-U.S. developed markets ended the period flat, while emerging markets declined, pressured by stressed commodity prices and currency weakness.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See pages 3-11 for returns for all share classes.

Fixed-income returns around the globe varied during the 12-month period as bond yields fluctuated in response to global economic and monetary policy divergence. After declines in the first part of the fiscal year, U.S. bonds generally rallied on subdued inflation and heightened demand. Commodity and oil price weakness and persistently low inflation led longer-duration bonds to outperform those with shorter durations, with long-term U.S. Treasury securities producing especially strong gains. These forces also led inflation-protected securities to decline and finish the period as some of the worst performers. High-yield bonds struggled during the first half of the fiscal year, but regained leadership later in the period, benefiting from investors’ heightened risk appetite. Non-U.S. bonds generally fell, impacted in large part by currency volatility and regional political and economic instability.

Fund Information

Each One Choice Target Date Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 24-25 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice In Retirement Portfolio is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice In Retirement Portfolio, which seeks current income and capital appreciation.

Portfolio Performance

The Portfolios’ U.S. equity funds generated positive performance for the 12-month period, with NT Heritage Fund (mid-cap growth) and NT Growth Fund producing the largest absolute gains. NT Small Company Fund also advanced substantially, and was a top absolute performer. Although NT International Growth Fund advanced more modestly than many U.S.-based funds, strong security selection in the fund produced considerable outperformance relative to its underlying fund benchmark and contributed to results across all Portfolios. Similarly, despite declining on an absolute basis, NT Emerging Markets Fund (not held by the In Retirement Portfolio) strongly outperformed its underlying benchmark. Other funds that outperformed their underlying benchmarks included NT Mid Cap Value Fund and NT Large Company Value Fund. Stock selection in the disciplined equity funds was less successful, with NT Core Equity Plus Fund and NT Equity Growth Fund underperforming their underlying benchmarks. NT Growth Fund was also unable to match the return of its benchmark due to stock selection.

Performance of the Portfolios’ fixed-income segments varied, with NT Diversified Bond Fund producing the strongest absolute returns and contributing to results across all Portfolios. In contrast, International Bond Fund (held by Portfolios at or approaching retirement), which is un-hedged, declined during the year as the U.S. dollar appreciated relative to most global currencies. Funds designed to protect against inflation—Short Duration Inflation Protection Bond Fund (not held by Portfolios further from retirement) and Inflation-Adjusted Bond Fund—declined. However, performance relative to underlying fund benchmarks was positive in Short Duration Inflation Protection Bond Fund, International Bond Fund, and NT Diversified Bond Fund, while the remaining fixed-income funds underperformed their underlying fund benchmarks.

A Look Ahead

We believe that although global economic activity appears to have diminished in breadth, it remains on track for slow yet steady growth. Divergence in global monetary policy is likely to remain a top story in the near future. We see an increasing likelihood that the Fed will raise short-term interest rates before 2015 is out, reflecting the evident improvement in employment, wages, consumer confidence, and financial markets in recent years. The European economy seems to have turned a corner and has begun producing sustainable growth, as evidenced by its fourth-consecutive quarter of expansion. The ECB’s quantitative easing program is likely to support further economic growth, bolster financials markets, and boost investor confidence by increasing the money supply, improving access to credit, and weakening the euro. Meanwhile, the Japanese government’s stimulative policies have weakened the yen, benefiting manufacturers and exporters, including automakers, machinery firms, and technology companies. However, deflationary pressures continue to hamper the consumer-oriented and domestically focused sectors of the economy. In our opinion, a leading risk to global recovery is decelerating growth in China, which accounts for more than 16% of global gross domestic product. Although the government continues to implement aggressive steps to stimulate the economy and support financials markets, the country’s struggles with overinvestment and a build-up in inventories, softening corporate earnings, and falling consumer confidence are unlikely to be resolved in short order. Therefore, we think the combined forces of sluggish and uneven growth, stressed commodities prices, the strong dollar and a looming interest rate increase in the U.S. are likely to continue to lead to heightened levels of market volatility.

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2015
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.1%	3.2%
NT Disciplined Growth Fund	1.5%	1.8%	2.2%	2.6%	3.0%
NT Equity Growth Fund	10.0%	9.7%	9.3%	9.2%	9.2%
NT Growth Fund	4.5%	5.3%	6.0%	7.2%	8.9%
NT Heritage Fund	2.2%	3.1%	4.1%	4.4%	4.8%
NT Large Company Value Fund	9.5%	9.6%	9.7%	10.2%	10.6%
NT Mid Cap Value Fund	4.5%	5.1%	5.9%	6.0%	6.0%
NT Small Company Fund	2.0%	1.8%	1.7%	2.4%	3.1%
NT Emerging Markets Fund	—	1.0%	2.1%	2.7%	3.1%
NT Global Real Estate Fund	1.0%	1.2%	1.5%	1.7%	2.0%
NT International Growth Fund	4.5%	4.8%	5.0%	5.8%	6.5%
NT International Small-Mid Cap Fund	—	0.3%	0.6%	0.9%	1.2%
NT International Value Fund	2.3%	2.8%	3.4%	4.0%	4.7%
Total Equity	45.0%	49.5%	54.5%	60.2%	66.3%
Fixed Income
High-Yield Fund	3.8%	3.7%	3.5%	3.2%	2.8%
Inflation-Adjusted Bond Fund	1.5%	2.7%	3.9%	4.8%	5.4%
NT Diversified Bond Fund	21.6%	20.8%	19.9%	17.8%	15.4%
Short Duration Inflation Protection Bond Fund	6.1%	4.6%	3.1%	1.6%	0.3%
Global Bond Fund	7.0%	6.4%	5.9%	5.2%	4.6%
International Bond Fund	5.0%	4.6%	4.0%	2.2%	0.2%
Total Fixed Income	45.0%	42.8%	40.3%	34.8%	28.7%
Premium Money Market Fund	10.0%	7.7%	5.2%	5.0%	5.0%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2015
	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Equity
NT Core Equity Plus Fund	3.5%	4.1%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.3%	3.4%	3.5%
NT Equity Growth Fund	9.9%	10.2%	10.2%	10.7%
NT Growth Fund	9.7%	10.5%	10.7%	11.0%
NT Heritage Fund	5.6%	6.5%	6.5%	6.8%
NT Large Company Value Fund	11.9%	13.1%	13.7%	14.2%
NT Mid Cap Value Fund	6.4%	7.0%	6.9%	6.8%
NT Small Company Fund	3.1%	3.0%	3.3%	3.9%
NT Emerging Markets Fund	4.2%	5.0%	5.9%	6.5%
NT Global Real Estate Fund	2.2%	2.5%	2.7%	3.0%
NT International Growth Fund	6.7%	6.9%	6.7%	6.0%
NT International Small-Mid Cap Fund	1.5%	1.9%	2.1%	2.5%
NT International Value Fund	4.9%	5.1%	5.3%	5.5%
Total Equity	72.7%	79.1%	81.9%	84.9%
Fixed Income
High-Yield Fund	2.4%	2.0%	1.8%	1.5%
Inflation-Adjusted Bond Fund	4.9%	4.1%	3.5%	3.0%
NT Diversified Bond Fund	13.1%	10.7%	9.4%	7.6%
Global Bond Fund	4.2%	3.8%	3.4%	3.0%
Total Fixed Income	24.6%	20.6%	18.1%	15.1%
Premium Money Market Fund	2.7%	0.3%	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio
Actual
Investor Class	$1,000	$1,016.90	$1.00	0.20%	$3.95	0.79%
Institutional Class	$1,000	$1,017.00	$0.00	0.00%(3)	$2.95	0.59%
A Class	$1,000	$1,015.60	$2.25	0.45%	$5.20	1.04%
C Class	$1,000	$1,011.80	$5.99	1.20%	$8.93	1.79%
R Class	$1,000	$1,013.60	$3.49	0.70%	$6.44	1.29%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$3.96	0.79%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$2.96	0.59%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.21	1.04%
C Class	$1,000	$1,018.84	$6.01	1.20%	$8.95	1.79%
R Class	$1,000	$1,021.32	$3.51	0.70%	$6.46	1.29%
One Choice 2020 Portfolio
Actual
Investor Class	$1,000	$1,019.10	$1.00	0.20%	$4.01	0.80%
Institutional Class	$1,000	$1,020.70	$0.00	0.00%(3)	$3.01	0.60%
A Class	$1,000	$1,018.20	$2.25	0.45%	$5.25	1.05%
C Class	$1,000	$1,014.10	$5.99	1.20%	$8.99	1.80%
R Class	$1,000	$1,016.60	$3.50	0.70%	$6.50	1.30%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.01	0.80%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.01	0.60%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.26	1.05%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.00	1.80%
R Class	$1,000	$1,021.32	$3.51	0.70%	$6.51	1.30%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice 2025 Portfolio
Actual
Investor Class	$1,000	$1,022.40	$1.00	0.20%	$4.16	0.83%
Institutional Class	$1,000	$1,023.80	$0.00	0.00%(3)	$3.16	0.63%
A Class	$1,000	$1,021.00	$2.25	0.45%	$5.41	1.08%
C Class	$1,000	$1,017.40	$6.00	1.20%	$9.15	1.83%
R Class	$1,000	$1,019.60	$3.51	0.70%	$6.66	1.33%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.16	0.83%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.16	0.63%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.41	1.08%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.15	1.83%
R Class	$1,000	$1,021.32	$3.51	0.70%	$6.66	1.33%
One Choice 2030 Portfolio
Actual
Investor Class	$1,000	$1,026.90	$1.01	0.20%	$4.32	0.86%
Institutional Class	$1,000	$1,028.60	$0.00	0.00%(3)	$3.32	0.66%
A Class	$1,000	$1,026.20	$2.26	0.45%	$5.58	1.11%
C Class	$1,000	$1,022.80	$6.02	1.20%	$9.33	1.86%
R Class	$1,000	$1,025.30	$3.52	0.70%	$6.83	1.36%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.31	0.86%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.31	0.66%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.56	1.11%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.30	1.86%
R Class	$1,000	$1,021.32	$3.51	0.70%	$6.81	1.36%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice 2035 Portfolio
Actual
Investor Class	$1,000	$1,032.60	$1.01	0.20%	$4.43	0.88%
Institutional Class	$1,000	$1,033.20	$0.00	0.00%(3)	$3.43	0.68%
A Class	$1,000	$1,031.30	$2.27	0.45%	$5.69	1.13%
C Class	$1,000	$1,027.40	$6.03	1.20%	$9.45	1.88%
R Class	$1,000	$1,030.00	$3.52	0.70%	$6.95	1.38%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.41	0.88%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.41	0.68%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.66	1.13%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.39	1.88%
R Class	$1,000	$1,021.32	$3.51	0.70%	$6.90	1.38%
One Choice 2040 Portfolio
Actual
Investor Class	$1,000	$1,036.30	$1.01	0.20%	$4.59	0.91%
Institutional Class	$1,000	$1,037.10	$0.00	0.00%(3)	$3.59	0.71%
A Class	$1,000	$1,035.50	$2.27	0.45%	$5.85	1.16%
C Class	$1,000	$1,030.70	$6.04	1.20%	$9.62	1.91%
R Class	$1,000	$1,033.90	$3.53	0.70%	$7.11	1.41%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.56	0.91%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.56	0.71%
A Class	$1,000	$1,022.56	$2.26	0.45%	$5.81	1.16%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.54	1.91%
R Class	$1,000	$1,021.32	$3.51	0.70%	$7.05	1.41%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice 2045 Portfolio
Actual
Investor Class	$1,000	$1,040.20	$1.01	0.20%	$4.81	0.95%
Institutional Class	$1,000	$1,041.40	$0.00	0.00%(3)	$3.80	0.75%
A Class	$1,000	$1,038.90	$2.27	0.45%	$6.07	1.20%
C Class	$1,000	$1,035.10	$6.06	1.20%	$9.84	1.95%
R Class	$1,000	$1,037.70	$3.54	0.70%	$7.33	1.45%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.76	0.95%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.76	0.75%
A Class	$1,000	$1,022.56	$2.26	0.45%	$6.01	1.20%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.74	1.95%
R Class	$1,000	$1,021.32	$3.51	0.70%	$7.25	1.45%
One Choice 2050 Portfolio
Actual
Investor Class	$1,000	$1,041.80	$1.01	0.20%	$4.91	0.97%
Institutional Class	$1,000	$1,042.60	$0.00	0.00%(3)	$3.90	0.77%
A Class	$1,000	$1,040.30	$2.28	0.45%	$6.17	1.22%
C Class	$1,000	$1,036.20	$6.06	1.20%	$9.95	1.97%
R Class	$1,000	$1,038.70	$3.54	0.70%	$7.43	1.47%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.86	0.97%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.86	0.77%
A Class	$1,000	$1,022.56	$2.26	0.45%	$6.11	1.22%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.84	1.97%
R Class	$1,000	$1,021.32	$3.51	0.70%	$7.35	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice 2055 Portfolio
Actual
Investor Class	$1,000	$1,042.60	$1.01	0.20%	$4.91	0.97%
Institutional Class	$1,000	$1,044.10	$0.00	0.00%(3)	$3.90	0.77%
A Class	$1,000	$1,041.10	$2.28	0.45%	$6.17	1.22%
C Class	$1,000	$1,037.30	$6.06	1.20%	$9.95	1.97%
R Class	$1,000	$1,041.10	$3.54	0.70%	$7.44	1.47%
Hypothetical
Investor Class	$1,000	$1,023.80	$1.00	0.20%	$4.86	0.97%
Institutional Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.86	0.77%
A Class	$1,000	$1,022.56	$2.26	0.45%	$6.11	1.22%
C Class	$1,000	$1,018.84	$6.01	1.20%	$9.84	1.97%
R Class	$1,000	$1,021.32	$3.51	0.70%	$7.35	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

Schedules of Investments

JULY 31, 2015

One Choice In Retirement Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.2%
NT Core Equity Plus Fund Institutional Class	4,057,962	$59,733,204
NT Disciplined Growth Fund Institutional Class(2)	2,964,794	29,825,831
NT Equity Growth Fund Institutional Class	15,934,088	198,379,399
NT Growth Fund Institutional Class	5,728,941	89,428,772
NT Heritage Fund Institutional Class	3,134,305	44,663,841
NT Large Company Value Fund Institutional Class	15,125,109	187,853,852
NT Mid Cap Value Fund Institutional Class	7,052,929	89,572,202
NT Small Company Fund Institutional Class	3,958,692	39,745,272
		739,202,373
Domestic Fixed Income Funds — 33.0%
High-Yield Fund Institutional Class	13,092,660	75,413,721
Inflation-Adjusted Bond Fund Institutional Class	2,590,159	30,071,749
NT Diversified Bond Fund Institutional Class	39,676,000	430,087,844
Short Duration Inflation Protection Bond Fund Institutional Class	11,977,094	121,327,958
		656,901,272
International Fixed Income Funds — 12.0%
Global Bond Fund Institutional Class	14,166,520	139,256,889
International Bond Fund Institutional Class	8,094,951	99,567,891
		238,824,780
Money Market Funds — 10.0%
Premium Money Market Fund Investor Class	198,538,100	198,538,100
International Equity Funds — 7.8%
NT Global Real Estate Fund Institutional Class(2)	2,074,244	19,933,487
NT International Growth Fund Institutional Class	7,792,415	90,158,246
NT International Value Fund Institutional Class(2)	4,503,057	44,895,479
		154,987,212
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,802,829,576)		1,988,453,737
OTHER ASSETS AND LIABILITIES†		69,709
TOTAL NET ASSETS — 100.0%		$1,988,523,446

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2020 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 39.4%
NT Core Equity Plus Fund Institutional Class	3,517,574	$51,778,691
NT Disciplined Growth Fund Institutional Class(2)	3,160,450	31,794,123
NT Equity Growth Fund Institutional Class	13,501,207	168,090,023
NT Growth Fund Institutional Class	5,831,647	91,032,007
NT Heritage Fund Institutional Class	3,706,374	52,815,824
NT Large Company Value Fund Institutional Class	13,310,575	165,317,337
NT Mid Cap Value Fund Institutional Class	6,963,076	88,431,067
NT Small Company Fund Institutional Class	3,062,873	30,751,249
		680,010,321
Domestic Fixed Income Funds — 31.8%
High-Yield Fund Institutional Class	11,080,414	63,823,182
Inflation-Adjusted Bond Fund Institutional Class	4,069,459	47,246,424
NT Diversified Bond Fund Institutional Class	33,105,443	358,863,003
Short Duration Inflation Protection Bond Fund Institutional Class	7,900,118	80,028,196
		549,960,805
International Fixed Income Funds — 11.0%
Global Bond Fund Institutional Class	11,325,764	111,332,264
International Bond Fund Institutional Class	6,402,141	78,746,336
		190,078,600
International Equity Funds — 10.1%
NT Emerging Markets Fund Institutional Class	1,661,324	17,327,605
NT Global Real Estate Fund Institutional Class(2)	2,219,720	21,331,504
NT International Growth Fund Institutional Class	7,058,969	81,672,277
NT International Small-Mid Cap Fund Institutional Class(2)	477,972	5,056,947
NT International Value Fund Institutional Class(2)	4,907,562	48,928,397
		174,316,730
Money Market Funds — 7.7%
Premium Money Market Fund Investor Class	133,711,822	133,711,822
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,570,900,487)		1,728,078,278
OTHER ASSETS AND LIABILITIES†		(6,030)
TOTAL NET ASSETS — 100.0%		$1,728,072,248

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2025 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 41.9%
NT Core Equity Plus Fund Institutional Class	5,331,992	$78,486,923
NT Disciplined Growth Fund Institutional Class(2)	5,816,341	58,512,394
NT Equity Growth Fund Institutional Class	19,518,994	243,011,480
NT Growth Fund Institutional Class	10,038,811	156,705,841
NT Heritage Fund Institutional Class	7,458,589	106,284,897
NT Large Company Value Fund Institutional Class	20,427,336	253,707,512
NT Mid Cap Value Fund Institutional Class	12,148,547	154,286,546
NT Small Company Fund Institutional Class	4,572,447	45,907,369
		1,096,902,962
Domestic Fixed Income Funds — 30.4%
High-Yield Fund Institutional Class	15,900,644	91,587,711
Inflation-Adjusted Bond Fund Institutional Class	8,912,830	103,477,958
NT Diversified Bond Fund Institutional Class	47,997,391	520,291,717
Short Duration Inflation Protection Bond Fund Institutional Class	7,919,508	80,224,618
		795,582,004
International Equity Funds — 12.6%
NT Emerging Markets Fund Institutional Class	5,300,007	55,279,068
NT Global Real Estate Fund Institutional Class(2)	4,047,720	38,898,586
NT International Growth Fund Institutional Class	11,206,273	129,656,582
NT International Small-Mid Cap Fund Institutional Class(2)	1,498,798	15,857,286
NT International Value Fund Institutional Class(2)	9,028,401	90,013,155
		329,704,677
International Fixed Income Funds — 9.9%
Global Bond Fund Institutional Class	15,594,516	153,294,094
International Bond Fund Institutional Class	8,629,480	106,142,609
		259,436,703
Money Market Funds — 5.2%
Premium Money Market Fund Investor Class	136,831,487	136,831,487
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,284,453,448)		2,618,457,833
OTHER ASSETS AND LIABILITIES†		947,024
TOTAL NET ASSETS — 100.0%		$2,619,404,857

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2030 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 45.1%
NT Core Equity Plus Fund Institutional Class	3,656,824	$53,828,448
NT Disciplined Growth Fund Institutional Class(2)	4,466,659	44,934,594
NT Equity Growth Fund Institutional Class	12,827,991	159,708,482
NT Growth Fund Institutional Class	8,025,187	125,273,174
NT Heritage Fund Institutional Class	5,279,201	75,228,613
NT Large Company Value Fund Institutional Class	14,235,504	176,804,958
NT Mid Cap Value Fund Institutional Class	8,207,521	104,235,520
NT Small Company Fund Institutional Class	4,065,380	40,816,418
		780,830,207
Domestic Fixed Income Funds — 27.4%
High-Yield Fund Institutional Class	9,610,410	55,355,964
Inflation-Adjusted Bond Fund Institutional Class	7,185,761	83,426,680
NT Diversified Bond Fund Institutional Class	28,309,528	306,875,287
Short Duration Inflation Protection Bond Fund Institutional Class	2,707,973	27,431,766
		473,089,697
International Equity Funds — 15.1%
NT Emerging Markets Fund Institutional Class	4,384,915	45,734,668
NT Global Real Estate Fund Institutional Class(2)	3,115,849	29,943,305
NT International Growth Fund Institutional Class	8,602,365	99,529,358
NT International Small-Mid Cap Fund Institutional Class(2)	1,516,650	16,046,153
NT International Value Fund Institutional Class(2)	7,013,569	69,925,278
		261,178,762
International Fixed Income Funds — 7.4%
Global Bond Fund Institutional Class	9,193,804	90,375,097
International Bond Fund Institutional Class	3,098,846	38,115,811
		128,490,908
Money Market Funds — 5.0%
Premium Money Market Fund Investor Class	86,395,934	86,395,934
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,559,874,493)		1,729,985,508
OTHER ASSETS AND LIABILITIES†		24,143
TOTAL NET ASSETS — 100.0%		$1,730,009,651

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2035 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 48.8%
NT Core Equity Plus Fund Institutional Class	4,585,490	$67,498,413
NT Disciplined Growth Fund Institutional Class(2)	6,165,660	62,026,540
NT Equity Growth Fund Institutional Class	15,322,990	190,771,220
NT Growth Fund Institutional Class	11,841,617	184,847,637
NT Heritage Fund Institutional Class	6,903,989	98,381,838
NT Large Company Value Fund Institutional Class	17,613,812	218,763,549
NT Mid Cap Value Fund Institutional Class	9,771,858	124,102,598
NT Small Company Fund Institutional Class	6,326,616	63,519,225
		1,009,911,020
Domestic Fixed Income Funds — 23.9%
High-Yield Fund Institutional Class	10,196,041	58,729,196
Inflation-Adjusted Bond Fund Institutional Class	9,636,830	111,883,593
NT Diversified Bond Fund Institutional Class	29,294,563	317,553,060
Short Duration Inflation Protection Bond Fund Institutional Class	672,468	6,812,096
		494,977,945
International Equity Funds — 17.5%
NT Emerging Markets Fund Institutional Class	6,217,728	64,850,899
NT Global Real Estate Fund Institutional Class(2)	4,301,109	41,333,660
NT International Growth Fund Institutional Class	11,604,948	134,269,245
NT International Small-Mid Cap Fund Institutional Class(2)	2,402,124	25,414,468
NT International Value Fund Institutional Class(2)	9,633,807	96,049,054
		361,917,326
Money Market Funds — 5.0%
Premium Money Market Fund Investor Class	103,488,350	103,488,350
International Fixed Income Funds — 4.8%
Global Bond Fund Institutional Class	9,720,346	95,551,004
International Bond Fund Institutional Class	335,433	4,125,821
		99,676,825
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,788,012,525)		2,069,971,466
OTHER ASSETS AND LIABILITIES†		31,628
TOTAL NET ASSETS — 100.0%		$2,070,003,094

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2040 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 53.2%
NT Core Equity Plus Fund Institutional Class	3,088,783	$45,466,882
NT Disciplined Growth Fund Institutional Class(2)	4,060,308	40,846,699
NT Equity Growth Fund Institutional Class	10,339,137	128,722,250
NT Growth Fund Institutional Class	8,112,307	126,633,113
NT Heritage Fund Institutional Class	5,068,594	72,227,459
NT Large Company Value Fund Institutional Class	12,424,422	154,311,327
NT Mid Cap Value Fund Institutional Class	6,590,565	83,700,170
NT Small Company Fund Institutional Class	4,036,200	40,523,447
		692,431,347
Domestic Fixed Income Funds — 20.4%
High-Yield Fund Institutional Class	5,485,405	31,595,930
Inflation-Adjusted Bond Fund Institutional Class	5,519,352	64,079,672
NT Diversified Bond Fund Institutional Class	15,708,746	170,282,807
		265,958,409
International Equity Funds — 19.5%
NT Emerging Markets Fund Institutional Class	5,253,824	54,797,379
NT Global Real Estate Fund Institutional Class(2)	3,025,848	29,078,399
NT International Growth Fund Institutional Class	7,512,383	86,918,273
NT International Small-Mid Cap Fund Institutional Class(2)	1,884,679	19,939,905
NT International Value Fund Institutional Class(2)	6,371,686	63,525,705
		254,259,661
International Fixed Income Funds — 4.2%
Global Bond Fund Institutional Class	5,563,102	54,685,296
Money Market Funds — 2.7%
Premium Money Market Fund Investor Class	35,565,915	35,565,915
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,169,693,077)		1,302,900,628
OTHER ASSETS AND LIABILITIES†		19,258
TOTAL NET ASSETS — 100.0%		$1,302,919,886

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2045 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 57.7%
NT Core Equity Plus Fund Institutional Class	4,182,564	$61,567,343
NT Disciplined Growth Fund Institutional Class(2)	4,818,729	48,476,415
NT Equity Growth Fund Institutional Class	12,218,598	152,121,546
NT Growth Fund Institutional Class	10,005,408	156,184,411
NT Heritage Fund Institutional Class	6,787,924	96,727,920
NT Large Company Value Fund Institutional Class	15,635,900	194,197,872
NT Mid Cap Value Fund Institutional Class	8,229,216	104,511,046
NT Small Company Fund Institutional Class	4,370,506	43,879,877
		857,666,430
International Equity Funds — 21.4%
NT Emerging Markets Fund Institutional Class	7,170,249	74,785,693
NT Global Real Estate Fund Institutional Class(2)	3,878,360	37,271,039
NT International Growth Fund Institutional Class	8,933,830	103,364,416
NT International Small-Mid Cap Fund Institutional Class(2)	2,613,207	27,647,725
NT International Value Fund Institutional Class(2)	7,568,985	75,462,779
		318,531,652
Domestic Fixed Income Funds — 16.8%
High-Yield Fund Institutional Class	5,198,060	29,940,828
Inflation-Adjusted Bond Fund Institutional Class	5,209,673	60,484,301
NT Diversified Bond Fund Institutional Class	14,635,385	158,647,574
		249,072,703
International Fixed Income Funds — 3.8%
Global Bond Fund Institutional Class	5,728,960	56,315,680
Money Market Funds — 0.3%
Premium Money Market Fund Investor Class	3,714,267	3,714,267
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,279,837,243)		1,485,300,732
OTHER ASSETS AND LIABILITIES†		9,861
TOTAL NET ASSETS — 100.0%		$1,485,310,593

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2050 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 59.2%
NT Core Equity Plus Fund Institutional Class	2,302,152	$33,887,672
NT Disciplined Growth Fund Institutional Class(2)	2,535,999	25,512,151
NT Equity Growth Fund Institutional Class	6,200,971	77,202,083
NT Growth Fund Institutional Class	5,172,071	80,736,033
NT Heritage Fund Institutional Class	3,455,856	49,245,955
NT Large Company Value Fund Institutional Class	8,272,939	102,749,901
NT Mid Cap Value Fund Institutional Class	4,076,452	51,770,946
NT Small Company Fund Institutional Class	2,509,092	25,191,285
		446,296,026
International Equity Funds — 22.7%
NT Emerging Markets Fund Institutional Class	4,237,669	44,198,890
NT Global Real Estate Fund Institutional Class(2)	2,136,402	20,530,826
NT International Growth Fund Institutional Class	4,339,939	50,213,090
NT International Small-Mid Cap Fund Institutional Class(2)	1,530,480	16,192,474
NT International Value Fund Institutional Class(2)	4,001,711	39,897,061
		171,032,341
Domestic Fixed Income Funds — 14.7%
High-Yield Fund Institutional Class	2,312,678	13,321,023
Inflation-Adjusted Bond Fund Institutional Class	2,300,342	26,706,973
NT Diversified Bond Fund Institutional Class	6,485,724	70,305,247
		110,333,243
International Fixed Income Funds — 3.4%
Global Bond Fund Institutional Class	2,621,758	25,771,878
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $682,914,884)		753,433,488
OTHER ASSETS AND LIABILITIES†		6,580
TOTAL NET ASSETS — 100.0%		$753,440,068

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2015

One Choice 2055 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund Institutional Class	725,944	$10,685,895
NT Disciplined Growth Fund Institutional Class(2)	820,633	8,255,572
NT Equity Growth Fund Institutional Class	2,038,266	25,376,410
NT Growth Fund Institutional Class	1,667,164	26,024,433
NT Heritage Fund Institutional Class	1,121,716	15,984,450
NT Large Company Value Fund Institutional Class	2,695,728	33,480,938
NT Mid Cap Value Fund Institutional Class	1,262,713	16,036,456
NT Small Company Fund Institutional Class	910,516	9,141,578
		144,985,732
International Equity Funds — 23.5%
NT Emerging Markets Fund Institutional Class	1,471,112	15,343,694
NT Global Real Estate Fund Institutional Class(2)	734,231	7,055,957
NT International Growth Fund Institutional Class	1,232,407	14,258,947
NT International Small-Mid Cap Fund Institutional Class(2)	549,145	5,809,954
NT International Value Fund Institutional Class(2)	1,296,761	12,928,711
		55,397,263
Domestic Fixed Income Funds — 12.1%
High-Yield Fund Institutional Class	618,673	3,563,558
Inflation-Adjusted Bond Fund Institutional Class	610,396	7,086,698
NT Diversified Bond Fund Institutional Class	1,653,508	17,924,026
		28,574,282
International Fixed Income Funds — 3.0%
Global Bond Fund Institutional Class	729,082	7,166,872
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $226,748,670)		236,124,149
OTHER ASSETS AND LIABILITIES†		5,442
TOTAL NET ASSETS — 100.0%		$236,129,591

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JULY 31, 2015
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,802,829,576, $1,570,900,487 and $2,284,453,448, respectively)	$1,988,453,737	$1,728,078,278	$2,618,457,833
Cash	443,242	352,698	529,716
Receivable for capital shares sold	13,494,149	15,649,300	10,591,558
Distributions receivable from affiliates	1,157,150	962,283	1,395,389
	2,003,548,278	1,745,042,559	2,630,974,496

Liabilities
Payable for investments purchased	8,309,787	9,009,299	6,033,121
Payable for capital shares redeemed	6,257,059	7,609,241	4,989,071
Accrued administrative fees	255,707	194,500	319,447
Distribution and service fees payable	202,279	157,271	228,000
	15,024,832	16,970,311	11,569,639

Net Assets	$1,988,523,446	$1,728,072,248	$2,619,404,857

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,824,960,071	$1,513,234,846	$2,196,446,636
Undistributed net investment income	802,762	6,660,069	9,884,158
Accumulated undistributed net realized gain (loss)	(22,863,548)	50,999,542	79,069,678
Net unrealized appreciation	185,624,161	157,177,791	334,004,385
	$1,988,523,446	$1,728,072,248	$2,619,404,857

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice In Retirement Portfolio
Investor Class, $0.01 Par Value	$822,617,771	65,193,991	$12.62
Institutional Class, $0.01 Par Value	$485,416,423	38,456,195	$12.62
A Class, $0.01 Par Value	$428,049,523	33,915,854	$12.62*
C Class, $0.01 Par Value	$7,721,460	613,121	$12.59
R Class, $0.01 Par Value	$244,718,269	19,416,033	$12.60
One Choice 2020 Portfolio
Investor Class, $0.01 Par Value	$611,535,895	49,703,359	$12.30
Institutional Class, $0.01 Par Value	$579,652,749	47,074,828	$12.31
A Class, $0.01 Par Value	$357,729,606	29,130,515	$12.28*
C Class, $0.01 Par Value	$11,578,154	944,040	$12.26
R Class, $0.01 Par Value	$167,575,844	13,663,879	$12.26
One Choice 2025 Portfolio
Investor Class, $0.01 Par Value	$1,075,027,985	73,508,076	$14.62
Institutional Class, $0.01 Par Value	$729,071,348	49,806,783	$14.64
A Class, $0.01 Par Value	$568,433,789	38,921,430	$14.60*
C Class, $0.01 Par Value	$7,658,336	525,362	$14.58
R Class, $0.01 Par Value	$239,213,399	16,404,918	$14.58

*	Maximum offering price $13.39, $13.03 and $15.49 (net asset value divided by 0.9425) for One Choice In Retirement Portfolio, One Choice 2020 Portfolio and One Choice 2025 Portfolio, respectively.
See Notes to Financial Statements.

JULY 31, 2015
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,559,874,493, $1,788,012,525 and $1,169,693,077, respectively)	$1,729,985,508	$2,069,971,466	$1,302,900,628
Cash	344,552	432,061	249,309
Receivable for investments sold	—	—	419,652
Receivable for capital shares sold	8,461,184	6,441,020	5,729,572
Distributions receivable from affiliates	831,271	867,357	463,892
	1,739,622,515	2,077,711,904	1,309,763,053

Liabilities
Payable for investments purchased	1,143,277	1,503,056	464,173
Payable for capital shares redeemed	8,113,501	5,759,233	6,121,323
Accrued administrative fees	195,749	256,166	146,245
Distribution and service fees payable	160,337	190,355	111,426
	9,612,864	7,708,810	6,843,167

Net Assets	$1,730,009,651	$2,070,003,094	$1,302,919,886

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,489,744,596	$1,696,886,851	$1,109,494,360
Undistributed net investment income	6,020,965	6,546,610	3,864,164
Undistributed net realized gain	64,133,075	84,610,692	56,353,811
Net unrealized appreciation	170,111,015	281,958,941	133,207,551
	$1,730,009,651	$2,070,003,094	$1,302,919,886

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2030 Portfolio
Investor Class, $0.01 Par Value	$590,896,450	46,960,543	$12.58
Institutional Class, $0.01 Par Value	$574,390,036	45,623,888	$12.59
A Class, $0.01 Par Value	$385,874,252	30,743,880	$12.55*
C Class, $0.01 Par Value	$5,628,326	448,901	$12.54
R Class, $0.01 Par Value	$173,220,587	13,814,473	$12.54
One Choice 2035 Portfolio
Investor Class, $0.01 Par Value	$839,654,579	53,033,601	$15.83
Institutional Class, $0.01 Par Value	$556,384,159	35,082,846	$15.86
A Class, $0.01 Par Value	$460,605,112	29,129,419	$15.81*
C Class, $0.01 Par Value	$6,586,508	417,666	$15.77
R Class, $0.01 Par Value	$206,772,736	13,092,470	$15.79
One Choice 2040 Portfolio
Investor Class, $0.01 Par Value	$472,334,546	35,952,630	$13.14
Institutional Class, $0.01 Par Value	$437,728,442	33,289,027	$13.15
A Class, $0.01 Par Value	$267,038,118	20,357,233	$13.12*
C Class, $0.01 Par Value	$3,158,121	241,426	$13.08
R Class, $0.01 Par Value	$122,660,659	9,366,251	$13.10

*	Maximum offering price $13.32, $16.77 and $13.92 (net asset value divided by 0.9425) for One Choice 2030 Portfolio, One Choice 2035 Portfolio and One Choice 2040 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2015
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,279,837,243, $682,914,884 and $226,748,670, respectively)	$1,485,300,732	$753,433,488	$236,124,149
Cash	289,845	141,122	43,995
Receivable for investments sold	2,806,560	—	—
Receivable for capital shares sold	2,666,536	3,239,987	928,771
Distributions receivable from affiliates	435,598	191,980	49,494
	1,491,499,271	757,006,577	237,146,409

Liabilities
Payable for investments purchased	435,865	1,039,774	331,696
Payable for capital shares redeemed	5,453,262	2,380,872	639,634
Accrued administrative fees	177,215	83,373	23,875
Distribution and service fees payable	122,336	62,490	21,613
	6,188,678	3,566,509	1,016,818

Net Assets	$1,485,310,593	$753,440,068	$236,129,591

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,208,831,756	$647,189,940	$218,427,886
Undistributed net investment income	4,031,434	1,873,490	500,988
Undistributed net realized gain	66,983,914	33,858,034	7,825,238
Net unrealized appreciation	205,463,489	70,518,604	9,375,479
	$1,485,310,593	$753,440,068	$236,129,591

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2045 Portfolio
Investor Class, $0.01 Par Value	$608,153,876	36,702,710	$16.57
Institutional Class, $0.01 Par Value	$437,726,328	26,375,534	$16.60
A Class, $0.01 Par Value	$306,434,831	18,525,812	$16.54*
C Class, $0.01 Par Value	$2,458,800	148,947	$16.51
R Class, $0.01 Par Value	$130,536,758	7,898,459	$16.53
One Choice 2050 Portfolio
Investor Class, $0.01 Par Value	$268,547,848	20,348,964	$13.20
Institutional Class, $0.01 Par Value	$257,920,541	19,510,365	$13.22
A Class, $0.01 Par Value	$162,011,455	12,295,427	$13.18*
C Class, $0.01 Par Value	$2,196,778	167,011	$13.15
R Class, $0.01 Par Value	$62,763,446	4,768,046	$13.16
One Choice 2055 Portfolio
Investor Class, $0.01 Par Value	$66,162,540	4,821,585	$13.72
Institutional Class, $0.01 Par Value	$92,653,430	6,746,646	$13.73
A Class, $0.01 Par Value	$51,889,208	3,789,134	$13.69*
C Class, $0.01 Par Value	$557,337	40,849	$13.64
R Class, $0.01 Par Value	$24,867,076	1,817,031	$13.69

*	Maximum offering price $17.55, $13.98 and $14.53 (net asset value divided by 0.9425) for One Choice 2045 Portfolio, One Choice 2050 Portfolio and One Choice 2055 Portfolio, respectively.

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JULY 31, 2015
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$20,185,908	$34,724,267	$54,678,490

Expenses:
Administrative fees:
Investor Class	930,524	1,167,616	2,104,796
A Class	486,928	691,060	1,090,581
C Class	8,702	23,461	15,385
R Class	322,107	310,200	459,637
Distribution and service fees:
A Class	608,659	863,826	1,363,226
C Class	43,508	117,303	76,928
R Class	805,266	775,501	1,149,095
Directors' fees and expenses	31,137	51,662	80,786
	3,236,831	4,000,629	6,340,434

Net investment income (loss)	16,949,077	30,723,638	48,338,056

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	1,291,456	7,802,711	29,204,731
Capital gain distributions received from underlying funds	21,421,865	49,099,769	83,235,540
	22,713,321	56,902,480	112,440,271

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(15,394,485)	(29,289,826)	(57,670,276)

Net realized and unrealized gain (loss) on affiliates	7,318,836	27,612,654	54,769,995

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,267,913	$58,336,292	$103,108,051

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2015
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$33,910,222	$41,837,834	$25,546,861

Expenses:
Administrative fees:
Investor Class	1,110,071	1,626,403	867,397
A Class	740,795	886,960	500,969
C Class	10,243	11,447	6,443
R Class	314,198	395,844	223,910
Distribution and service fees:
A Class	925,993	1,108,699	626,210
C Class	51,218	57,235	32,212
R Class	785,495	989,609	559,775
Directors' fees and expenses	51,132	63,666	38,082
	3,989,145	5,139,863	2,854,998

Net investment income (loss)	29,921,077	36,697,971	22,691,863

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	12,325,153	27,130,497	7,983,154
Capital gain distributions received from underlying funds	57,900,047	79,927,614	51,463,859
	70,225,200	107,058,111	59,447,013

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(24,454,278)	(34,923,732)	(12,280,750)

Net realized and unrealized gain (loss) on affiliates	45,770,922	72,134,379	47,166,263

Net Increase (Decrease) in Net Assets Resulting from Operations	$75,691,999	$108,832,350	$69,858,126

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2015
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$30,951,434	$14,461,120	$3,723,406

Expenses:
Administrative fees:
Investor Class	1,152,791	486,925	100,157
A Class	585,544	293,093	83,890
C Class	4,376	4,438	1,010
R Class	258,018	113,276	39,691
Distribution and service fees:
A Class	731,931	366,366	104,863
C Class	21,882	22,188	5,048
R Class	645,044	283,190	99,227
Directors' fees and expenses	45,627	21,551	5,694
	3,445,213	1,591,027	439,580

Net investment income (loss)	27,506,221	12,870,093	3,283,826

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	16,425,042	3,670,820	(45,787)
Capital gain distributions received from underlying funds	66,694,957	31,902,915	8,239,181
	83,119,999	35,573,735	8,193,394

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(21,040,888)	(6,085,460)	(471,405)

Net realized and unrealized gain (loss) on affiliates	62,079,111	29,488,275	7,721,989

Net Increase (Decrease) in Net Assets Resulting from Operations	$89,585,332	$42,358,368	$11,005,815

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice In Retirement Portfolio		One Choice 2020 Portfolio
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$16,949,077	$11,271,704	$30,723,638	$24,914,074
Net realized gain (loss)	22,713,321	9,124,706	56,902,480	20,528,706
Change in net unrealized appreciation (depreciation)	(15,394,485)	22,567,777	(29,289,826)	54,975,502
Net increase (decrease) in net assets resulting from operations	24,267,913	42,964,187	58,336,292	100,418,282

Distributions to Shareholders
From net investment income:
Investor Class	(8,278,509)	(4,974,928)	(12,352,256)	(9,819,267)
Institutional Class	(5,038,644)	(2,595,030)	(9,406,680)	(5,571,254)
A Class	(3,747,083)	(2,369,527)	(6,389,870)	(5,275,285)
C Class	(39,543)	(27,803)	(136,434)	(78,383)
R Class	(2,349,792)	(1,221,450)	(2,510,233)	(1,788,806)
From net realized gains:
Investor Class	(12,996,429)	(2,288,831)	(8,843,300)	(3,573,259)
Institutional Class	(7,599,042)	(1,087,473)	(6,157,505)	(1,840,144)
A Class	(6,589,671)	(1,247,654)	(5,183,223)	(2,197,614)
C Class	(114,443)	(20,733)	(184,038)	(57,872)
R Class	(5,489,818)	(721,985)	(2,348,635)	(871,830)
Decrease in net assets from distributions	(52,242,974)	(16,555,414)	(53,512,174)	(31,073,714)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,387,527,297	111,785,577	378,199,710	301,710,872

Net increase (decrease) in net assets	1,359,552,236	138,194,350	383,023,828	371,055,440

Net Assets
Beginning of period	628,971,210	490,776,860	1,345,048,420	973,992,980
End of period	$1,988,523,446	$628,971,210	$1,728,072,248	$1,345,048,420

Undistributed net investment income	$802,762	$—	$6,660,069	$6,731,904

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2025 Portfolio		One Choice 2030 Portfolio
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$48,338,056	$42,845,053	$29,921,077	$25,257,541
Net realized gain (loss)	112,440,271	42,795,699	70,225,200	26,549,841
Change in net unrealized appreciation (depreciation)	(57,670,276)	92,519,980	(24,454,278)	56,111,490
Net increase (decrease) in net assets resulting from operations	103,108,051	178,160,732	75,691,999	107,918,872

Distributions to Shareholders
From net investment income:
Investor Class	(22,521,580)	(19,077,703)	(11,527,431)	(9,330,847)
Institutional Class	(12,088,557)	(8,115,728)	(9,190,911)	(5,817,356)
A Class	(10,418,808)	(9,556,205)	(6,745,489)	(5,667,872)
C Class	(90,627)	(72,908)	(54,556)	(42,914)
R Class	(3,786,705)	(3,061,379)	(2,516,296)	(1,893,572)
From net realized gains:
Investor Class	(20,138,492)	(8,772,450)	(10,815,442)	(3,426,979)
Institutional Class	(9,890,637)	(3,406,146)	(7,873,516)	(1,946,819)
A Class	(10,542,107)	(4,992,585)	(7,184,678)	(2,370,992)
C Class	(151,236)	(64,317)	(97,635)	(30,719)
R Class	(4,410,237)	(1,850,724)	(3,097,726)	(919,508)
Decrease in net assets from distributions	(94,038,986)	(58,970,145)	(59,103,680)	(31,447,578)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	448,053,159	298,336,311	385,425,967	343,921,171

Net increase (decrease) in net assets	457,122,224	417,526,898	402,014,286	420,392,465

Net Assets
Beginning of period	2,162,282,633	1,744,755,735	1,327,995,365	907,602,900
End of period	$2,619,404,857	$2,162,282,633	$1,730,009,651	$1,327,995,365

Undistributed net investment income	$9,884,158	$10,452,379	$6,020,965	$6,134,571

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2035 Portfolio		One Choice 2040 Portfolio
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$36,697,971	$34,247,740	$22,691,863	$19,175,979
Net realized gain (loss)	107,058,111	41,724,936	59,447,013	23,800,299
Change in net unrealized appreciation (depreciation)	(34,923,732)	77,422,009	(12,280,750)	44,741,982
Net increase (decrease) in net assets resulting from operations	108,832,350	153,394,685	69,858,126	87,718,260

Distributions to Shareholders
From net investment income:
Investor Class	(17,069,090)	(14,670,259)	(9,017,197)	(7,497,230)
Institutional Class	(8,933,739)	(6,523,160)	(7,299,870)	(4,691,093)
A Class	(8,314,219)	(7,837,370)	(4,642,592)	(4,005,418)
C Class	(62,683)	(46,280)	(37,054)	(32,701)
R Class	(3,192,145)	(2,755,398)	(1,818,551)	(1,266,851)
From net realized gains:
Investor Class	(19,055,364)	(6,508,455)	(9,445,838)	(2,650,070)
Institutional Class	(9,111,372)	(2,649,867)	(6,987,452)	(1,518,621)
A Class	(10,524,767)	(3,929,247)	(5,512,609)	(1,599,221)
C Class	(132,715)	(38,067)	(73,397)	(21,371)
R Class	(4,665,723)	(1,587,929)	(2,492,089)	(581,086)
Decrease in net assets from distributions	(81,061,817)	(46,546,032)	(47,326,649)	(23,863,662)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	351,330,616	273,030,474	315,884,884	266,700,967

Net increase (decrease) in net assets	379,101,149	379,879,127	338,416,361	330,555,565

Net Assets
Beginning of period	1,690,901,945	1,311,022,818	964,503,525	633,947,960
End of period	$2,070,003,094	$1,690,901,945	$1,302,919,886	$964,503,525

Undistributed net investment income	$6,546,610	$7,420,515	$3,864,164	$3,987,565

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2045 Portfolio		One Choice 2050 Portfolio
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$27,506,221	$24,519,396	$12,870,093	$10,073,276
Net realized gain (loss)	83,119,999	32,079,858	35,573,735	13,081,175
Change in net unrealized appreciation (depreciation)	(21,040,888)	62,485,120	(6,085,460)	26,753,615
Net increase (decrease) in net assets resulting from operations	89,585,332	119,084,374	42,358,368	49,908,066

Distributions to Shareholders
From net investment income:
Investor Class	(12,417,396)	(10,137,498)	(4,991,296)	(3,796,951)
Institutional Class	(7,762,124)	(5,633,312)	(4,239,248)	(2,661,091)
A Class	(5,699,040)	(5,408,579)	(2,692,104)	(2,176,551)
C Class	(24,550)	(18,397)	(24,454)	(28,338)
R Class	(2,186,794)	(1,836,633)	(902,027)	(687,986)
From net realized gains:
Investor Class	(14,310,333)	(4,326,674)	(5,158,427)	(1,370,673)
Institutional Class	(8,195,367)	(2,208,806)	(4,002,833)	(881,545)
A Class	(7,415,660)	(2,594,509)	(3,154,095)	(885,230)
C Class	(52,135)	(14,063)	(47,826)	(18,564)
R Class	(3,267,257)	(1,006,054)	(1,219,857)	(320,242)
Decrease in net assets from distributions	(61,330,656)	(33,184,525)	(26,432,167)	(12,827,171)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	248,473,490	246,605,584	205,592,971	157,882,377

Net increase (decrease) in net assets	276,728,166	332,505,433	221,519,172	194,963,272

Net Assets
Beginning of period	1,208,582,427	876,076,994	531,920,896	336,957,624
End of period	$1,485,310,593	$1,208,582,427	$753,440,068	$531,920,896

Undistributed net investment income	$4,031,434	$4,615,117	$1,873,490	$1,852,526

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2055 Portfolio
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$3,283,826	$1,790,387
Net realized gain (loss)	8,193,394	2,193,768
Change in net unrealized appreciation (depreciation)	(471,405)	5,249,341
Net increase (decrease) in net assets resulting from operations	11,005,815	9,233,496

Distributions to Shareholders
From net investment income:
Investor Class	(920,151)	(527,130)
Institutional Class	(1,225,516)	(459,579)
A Class	(707,023)	(404,300)
C Class	(4,711)	(3,431)
R Class	(287,640)	(162,114)
From net realized gains:
Investor Class	(680,925)	(107,031)
Institutional Class	(824,828)	(85,305)
A Class	(597,342)	(93,019)
C Class	(6,929)	(1,313)
R Class	(283,137)	(43,026)
Decrease in net assets from distributions	(5,538,202)	(1,886,248)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	107,943,826	68,124,691

Net increase (decrease) in net assets	113,411,439	75,471,939

Net Assets
Beginning of period	122,718,152	47,246,213
End of period	$236,129,591	$122,718,152

Undistributed net investment income	$500,988	$362,203

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2015

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice In Retirement Portfolio, One Choice 2020 Portfolio, One Choice 2025 Portfolio, One Choice 2030 Portfolio, One Choice 2035 Portfolio, One Choice 2040 Portfolio, One Choice 2045 Portfolio, One Choice 2050 Portfolio and One Choice 2055 Portfolio (collectively, the funds) are nine funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds are diversified as defined under the 1940 Act. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the eight target date One Choice Portfolios is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target allocation will become fixed and will match that of One Choice In Retirement Portfolio.

The funds offer the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is not charged an administrative fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio. Distributions from net investment income, if any, are generally declared and paid annually for the eight target date One Choice Portfolios. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation has entered into an agreement with ACIM, under which ACIM provides the funds with shareholder services in exchange for an administrative fee (the fee). The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee for the Investor Class, A Class, C Class and R Class is 0.20%. There is no administrative fee for the Institutional Class. Fees incurred under the agreement during the year ended July 31, 2015 are detailed in the Statement of Operations.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. These fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2015 are detailed in the Statements of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2015 were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Purchases	$542,814,460	$696,884,750	$956,923,272	$719,647,169	$809,917,849
Sales	$201,695,129	$292,366,876	$472,301,211	$305,525,110	$423,052,333

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Purchases	$571,559,546	$592,399,239	$360,991,785	$155,270,094
Sales	$228,872,330	$311,062,864	$137,062,782	$41,346,705

5. Capital Share Transactions

The corporation is authorized to issue 4,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice In Retirement Portfolio
Investor Class
Sold	17,213,862	$221,160,056	9,344,734	$118,858,225
Issued in connection with reorganization (Note 10)	38,767,212	490,224,856	—	—
Issued in reinvestment of distributions	1,633,545	20,973,245	565,559	7,164,226
Redeemed	(12,016,598)	(153,949,116)	(6,871,661)	(87,661,948)
	45,598,021	578,409,041	3,038,632	38,360,503
Institutional Class
Sold	18,960,260	242,784,308	4,962,217	63,382,965
Issued in connection with reorganization (Note 10)	15,752,681	199,204,707	—	—
Issued in reinvestment of distributions	962,851	12,361,297	284,671	3,607,197
Redeemed	(7,231,026)	(92,616,001)	(3,631,594)	(46,185,156)
	28,444,766	361,734,311	1,615,294	20,805,006
A Class
Sold	13,081,287	167,909,620	5,457,025	69,464,024
Issued in connection with reorganization (Note 10)	16,935,741	214,308,053	—	—
Issued in reinvestment of distributions	743,527	9,552,136	261,841	3,314,578
Redeemed	(7,593,284)	(97,782,607)	(4,599,854)	(58,418,609)
	23,167,271	293,987,202	1,119,012	14,359,993
C Class
Sold	92,973	1,189,600	128,031	1,619,511
Issued in connection with reorganization (Note 10)	418,218	5,283,721	—	—
Issued in reinvestment of distributions	11,987	153,874	3,835	48,536
Redeemed	(108,132)	(1,378,450)	(44,116)	(558,381)
	415,046	5,248,745	87,750	1,109,666
R Class
Sold	4,893,972	63,225,281	4,619,094	58,836,138
Issued in connection with reorganization (Note 10)	9,766,945	123,418,300	—	—
Issued in reinvestment of distributions	598,120	7,680,888	149,406	1,890,232
Redeemed	(3,605,660)	(46,176,471)	(1,853,280)	(23,575,961)
	11,653,377	148,147,998	2,915,220	37,150,409
Net increase (decrease)	109,278,481	$1,387,527,297	8,775,908	$111,785,577

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2020 Portfolio
Investor Class
Sold	14,280,676	$175,926,540	21,043,779	$249,994,003
Issued in reinvestment of distributions	1,733,039	21,125,745	1,134,503	13,375,788
Redeemed	(11,106,583)	(136,839,437)	(10,595,751)	(127,015,531)
	4,907,132	60,212,848	11,582,531	136,354,260
Institutional Class
Sold	28,856,375	355,949,709	12,653,625	151,264,000
Issued in reinvestment of distributions	1,274,866	15,527,868	628,617	7,411,398
Redeemed	(8,353,262)	(102,935,651)	(6,267,991)	(74,770,003)
	21,777,979	268,541,926	7,014,251	83,905,395
A Class
Sold	8,393,327	103,181,602	9,817,108	116,375,892
Issued in reinvestment of distributions	908,384	11,064,112	604,367	7,125,492
Redeemed	(7,483,026)	(91,992,350)	(6,509,238)	(77,630,489)
	1,818,685	22,253,364	3,912,237	45,870,895
C Class
Sold	201,888	2,490,419	478,240	5,663,540
Issued in reinvestment of distributions	26,108	319,042	11,419	134,968
Redeemed	(163,308)	(2,008,971)	(141,207)	(1,657,561)
	64,688	800,490	348,452	4,140,947
R Class
Sold	4,699,903	57,844,285	5,622,646	66,724,197
Issued in reinvestment of distributions	388,598	4,733,123	218,800	2,579,646
Redeemed	(2,944,639)	(36,186,326)	(3,193,423)	(37,864,468)
	2,143,862	26,391,082	2,648,023	31,439,375
Net increase (decrease)	30,712,346	$378,199,710	25,505,494	$301,710,872

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2025 Portfolio
Investor Class
Sold	15,982,482	$233,800,121	19,149,017	$270,574,750
Issued in reinvestment of distributions	2,922,755	42,204,586	1,963,505	27,489,062
Redeemed	(13,526,685)	(198,262,902)	(11,905,716)	(168,899,498)
	5,378,552	77,741,805	9,206,806	129,164,314
Institutional Class
Sold	27,274,426	400,047,373	12,189,454	172,967,274
Issued in reinvestment of distributions	1,489,458	21,507,780	804,901	11,260,566
Redeemed	(8,065,557)	(118,097,955)	(5,602,048)	(79,677,701)
	20,698,327	303,457,198	7,392,307	104,550,139
A Class
Sold	13,216,694	193,358,730	11,840,877	167,296,312
Issued in reinvestment of distributions	1,348,142	19,467,175	951,631	13,322,832
Redeemed	(11,947,133)	(174,734,711)	(10,101,771)	(142,980,875)
	2,617,703	38,091,194	2,690,737	37,638,269
C Class
Sold	134,770	1,977,888	110,203	1,557,112
Issued in reinvestment of distributions	16,703	241,863	9,756	136,882
Redeemed	(118,393)	(1,732,147)	(79,808)	(1,136,207)
	33,080	487,604	40,151	557,787
R Class
Sold	5,531,354	80,852,800	5,637,303	79,620,796
Issued in reinvestment of distributions	537,074	7,755,353	327,815	4,589,412
Redeemed	(4,126,096)	(60,332,795)	(4,099,280)	(57,784,406)
	1,942,332	28,275,358	1,865,838	26,425,802
Net increase (decrease)	30,669,994	$448,053,159	21,195,839	$298,336,311

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2030 Portfolio
Investor Class
Sold	12,342,855	$154,898,255	20,426,845	$245,871,448
Issued in reinvestment of distributions	1,802,338	22,312,945	1,066,114	12,740,058
Redeemed	(8,377,028)	(105,463,245)	(8,995,021)	(109,551,889)
	5,768,165	71,747,955	12,497,938	149,059,617
Institutional Class
Sold	26,403,324	332,313,496	12,448,367	150,487,344
Issued in reinvestment of distributions	1,369,619	16,942,184	649,722	7,764,175
Redeemed	(7,929,515)	(99,577,803)	(4,749,313)	(57,207,774)
	19,843,428	249,677,877	8,348,776	101,043,745
A Class
Sold	8,621,434	107,989,095	11,037,047	132,555,936
Issued in reinvestment of distributions	1,066,619	13,183,409	638,448	7,623,066
Redeemed	(7,604,709)	(95,248,054)	(5,832,605)	(70,195,184)
	2,083,344	25,924,450	5,842,890	69,983,818
C Class
Sold	124,316	1,558,209	147,541	1,775,111
Issued in reinvestment of distributions	12,242	151,803	6,091	72,962
Redeemed	(46,704)	(585,833)	(89,873)	(1,082,908)
	89,854	1,124,179	63,759	765,165
R Class
Sold	5,221,381	65,515,655	5,417,624	65,180,130
Issued in reinvestment of distributions	442,326	5,471,578	227,857	2,722,894
Redeemed	(2,720,916)	(34,035,727)	(3,748,744)	(44,834,198)
	2,942,791	36,951,506	1,896,737	23,068,826
Net increase (decrease)	30,727,582	$385,425,967	28,650,100	$343,921,171

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2035 Portfolio
Investor Class
Sold	12,171,906	$191,758,316	15,419,113	$232,617,825
Issued in reinvestment of distributions	2,307,787	35,793,777	1,399,130	20,958,959
Redeemed	(9,912,501)	(156,679,334)	(7,817,703)	(118,549,367)
	4,567,192	70,872,759	9,000,540	135,027,417
Institutional Class
Sold	19,527,225	309,062,135	8,121,478	122,982,998
Issued in reinvestment of distributions	1,118,352	17,356,824	584,736	8,765,198
Redeemed	(6,239,004)	(98,411,697)	(4,217,689)	(64,009,875)
	14,406,573	228,007,262	4,488,525	67,738,321
A Class
Sold	9,416,842	148,486,107	9,699,553	146,439,953
Issued in reinvestment of distributions	1,122,939	17,416,778	724,693	10,855,896
Redeemed	(8,706,317)	(137,135,114)	(7,722,319)	(116,439,152)
	1,833,464	28,767,771	2,701,927	40,856,697
C Class
Sold	186,377	2,948,377	82,321	1,235,451
Issued in reinvestment of distributions	12,574	195,398	5,614	84,263
Redeemed	(76,543)	(1,202,927)	(39,674)	(599,902)
	122,408	1,940,848	48,261	719,812
R Class
Sold	4,473,556	70,511,806	4,642,119	69,941,532
Issued in reinvestment of distributions	482,651	7,490,741	271,934	4,076,289
Redeemed	(3,570,822)	(56,260,571)	(3,007,224)	(45,329,594)
	1,385,385	21,741,976	1,906,829	28,688,227
Net increase (decrease)	22,315,022	$351,330,616	18,146,082	$273,030,474

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2040 Portfolio
Investor Class
Sold	10,078,550	$131,538,110	16,128,053	$199,593,668
Issued in reinvestment of distributions	1,435,726	18,449,075	822,511	10,141,566
Redeemed	(6,055,910)	(79,239,135)	(6,192,967)	(77,605,817)
	5,458,366	70,748,050	10,757,597	132,129,417
Institutional Class
Sold	18,025,517	236,358,055	8,529,888	106,206,558
Issued in reinvestment of distributions	1,109,702	14,259,665	503,626	6,209,714
Redeemed	(4,794,660)	(62,615,500)	(3,291,797)	(40,954,069)
	14,340,559	188,002,220	5,741,717	71,462,203
A Class
Sold	6,382,928	83,276,597	6,395,153	79,076,614
Issued in reinvestment of distributions	746,460	9,592,013	428,583	5,284,424
Redeemed	(4,742,076)	(61,744,765)	(3,704,038)	(46,020,542)
	2,387,312	31,123,845	3,119,698	38,340,496
C Class
Sold	66,097	861,355	104,517	1,268,123
Issued in reinvestment of distributions	8,582	110,451	4,337	53,557
Redeemed	(62,786)	(822,235)	(52,725)	(657,995)
	11,893	149,571	56,129	663,685
R Class
Sold	3,716,455	48,500,389	3,939,129	49,045,510
Issued in reinvestment of distributions	323,310	4,154,537	143,522	1,769,619
Redeemed	(2,058,328)	(26,793,728)	(2,164,678)	(26,709,963)
	1,981,437	25,861,198	1,917,973	24,105,166
Net increase (decrease)	24,179,567	$315,884,884	21,593,114	$266,700,967

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2045 Portfolio
Investor Class
Sold	9,660,379	$158,867,725	12,757,406	$199,150,063
Issued in reinvestment of distributions	1,632,508	26,413,979	920,996	14,293,859
Redeemed	(6,894,964)	(113,809,339)	(5,199,876)	(81,631,937)
	4,397,923	71,472,365	8,478,526	131,811,985
Institutional Class
Sold	12,614,302	208,794,613	6,832,555	107,208,682
Issued in reinvestment of distributions	956,596	15,487,287	493,000	7,651,352
Redeemed	(4,545,571)	(74,791,278)	(3,130,252)	(49,271,979)
	9,025,327	149,490,622	4,195,303	65,588,055
A Class
Sold	6,000,030	98,735,500	6,789,524	106,051,418
Issued in reinvestment of distributions	757,645	12,258,689	477,700	7,409,128
Redeemed	(5,751,918)	(94,387,834)	(5,261,700)	(82,176,375)
	1,005,757	16,606,355	2,005,524	31,284,171
C Class
Sold	60,771	1,002,020	54,678	854,187
Issued in reinvestment of distributions	4,657	75,539	2,058	31,996
Redeemed	(39,859)	(659,134)	(15,472)	(239,838)
	25,569	418,425	41,264	646,345
R Class
Sold	2,927,240	48,182,396	3,021,482	47,239,450
Issued in reinvestment of distributions	324,338	5,251,030	175,396	2,722,141
Redeemed	(2,611,853)	(42,947,703)	(2,106,163)	(32,686,563)
	639,725	10,485,723	1,090,715	17,275,028
Net increase (decrease)	15,094,301	$248,473,490	15,811,332	$246,605,584

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2050 Portfolio
Investor Class
Sold	7,231,609	$94,412,951	9,404,702	$116,239,147
Issued in reinvestment of distributions	787,594	10,144,207	420,182	5,164,040
Redeemed	(4,393,486)	(57,584,351)	(2,943,037)	(36,769,630)
	3,625,717	46,972,807	6,881,847	84,633,557
Institutional Class
Sold	11,948,412	157,520,174	4,866,275	60,431,530
Issued in reinvestment of distributions	639,417	8,242,081	288,019	3,542,636
Redeemed	(3,617,765)	(47,416,705)	(2,710,942)	(33,404,590)
	8,970,064	118,345,550	2,443,352	30,569,576
A Class
Sold	4,538,845	59,389,523	4,631,989	57,192,282
Issued in reinvestment of distributions	437,490	5,634,876	240,168	2,951,668
Redeemed	(2,949,894)	(38,468,312)	(2,347,231)	(29,010,901)
	2,026,441	26,556,087	2,524,926	31,133,049
C Class
Sold	59,780	779,607	62,496	752,682
Issued in reinvestment of distributions	5,594	72,280	3,754	46,249
Redeemed	(53,229)	(697,097)	(60,393)	(743,139)
	12,145	154,790	5,857	55,792
R Class
Sold	2,118,190	27,698,775	2,018,802	24,925,113
Issued in reinvestment of distributions	159,263	2,052,906	79,614	978,460
Redeemed	(1,237,820)	(16,187,944)	(1,171,991)	(14,413,170)
	1,039,633	13,563,737	926,425	11,490,403
Net increase (decrease)	15,674,000	$205,592,971	12,782,407	$157,882,377

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
One Choice 2055 Portfolio
Investor Class
Sold	3,066,992	$41,712,511	2,022,537	$25,759,894
Issued in reinvestment of distributions	119,545	1,600,714	50,208	634,132
Redeemed	(889,005)	(12,092,296)	(793,062)	(10,112,243)
	2,297,532	31,220,929	1,279,683	16,281,783
Institutional Class
Sold	4,756,279	64,859,274	2,980,841	38,058,501
Issued in reinvestment of distributions	153,125	2,050,344	43,142	544,884
Redeemed	(1,424,936)	(19,297,793)	(671,823)	(8,635,793)
	3,484,468	47,611,825	2,352,160	29,967,592
A Class
Sold	2,265,221	30,702,476	1,570,011	19,921,268
Issued in reinvestment of distributions	93,074	1,245,329	38,909	491,428
Redeemed	(979,181)	(13,234,447)	(377,223)	(4,797,626)
	1,379,114	18,713,358	1,231,697	15,615,070
C Class
Sold	17,482	236,514	18,650	236,856
Issued in reinvestment of distributions	869	11,640	376	4,744
Redeemed	(10,083)	(136,673)	(4,431)	(56,507)
	8,268	111,481	14,595	185,093
R Class
Sold	1,164,264	15,811,677	732,757	9,301,944
Issued in reinvestment of distributions	41,365	554,281	16,044	202,791
Redeemed	(450,762)	(6,079,725)	(269,107)	(3,429,582)
	754,867	10,286,233	479,694	6,075,153
Net increase (decrease)	7,924,249	$107,943,826	5,357,829	$68,124,691

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2015 follows:

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value(3)
One Choice In Retirement Portfolio
NT Core Equity Plus Fund	$18,748,506	$13,893,725	$3,653,987	$(26,156)	$2,487,623	$59,733,204
NT Disciplined Growth Fund(4)	—	15,289,011	1,489,658	(11,670)	—	29,825,831
NT Equity Growth Fund	61,996,124	50,883,293	17,981,868	(9,565)	7,874,548	198,379,399
NT Growth Fund	40,407,511	26,183,550	24,373,692	658,866	6,382,966	89,428,772
NT Heritage Fund	15,558,098	8,158,741	4,813,865	251,954	776,222	44,663,841
NT Large Company Value Fund	68,182,408	49,563,563	28,505,614	106,306	6,790,591	187,853,852
NT Mid Cap Value Fund	24,995,101	23,038,024	4,129,490	(37,064)	3,230,587	89,572,202
NT Small Company Fund	12,384,609	9,133,436	1,886,859	(53,069)	1,658,801	39,745,272
Real Estate Fund	6,333,427	936,236	4,513,496	3,770,175	112,036	—
High-Yield Fund	24,038,749	16,523,411	1,531,027	(78,992)	2,575,207	75,413,721
Inflation-Adjusted Bond Fund	9,514,071	6,043,017	352,736	(8,418)	191,543	30,071,749
NT Diversified Bond Fund	168,937,152	100,346,208	58,881,086	(331,536)	6,625,540	430,087,844
Short Duration Inflation Protection Bond Fund	38,843,486	22,035,319	1,615,957	(40,964)	399,910	121,327,958
Global Bond Fund	—	71,793,917	2,789,513	(68,266)	—	139,256,889
International Bond Fund	44,288,846	30,803,110	21,164,292	(2,649,704)	1,147,583	99,567,891
Premium Money Market Fund	63,596,470	35,895,280	4,270,513	—	11,329	198,538,100
NT Global Real Estate Fund(4)	—	10,990,842	553,889	(28,761)	—	19,933,487
NT International Growth Fund	31,157,092	25,756,485	14,682,918	(146,228)	1,343,287	90,158,246
NT International Value Fund(4)	—	25,547,292	3,213,213	(5,452)	—	44,895,479
	$628,981,650	$542,814,460	$200,403,673	$1,291,456	$41,607,773	$1,988,453,737

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Ending value may include underlying fund investments transferred as a result of an agreement and plan of reorganization. (Note 10)

(4)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio
NT Core Equity Plus Fund	$40,177,487	$13,998,371	$706,664	$26,627	$4,963,523	$51,778,691
NT Disciplined Growth Fund(3)	—	31,577,083	—	—	—	31,794,123
NT Equity Growth Fund	128,117,838	50,421,726	7,067,719	(87,033)	15,388,643	168,090,023
NT Growth Fund	105,009,877	34,590,540	44,729,937	2,434,963	16,156,718	91,032,007
NT Heritage Fund	48,498,511	9,388,656	10,125,176	965,475	2,315,379	52,815,824
NT Large Company Value Fund	149,517,346	53,492,648	36,234,407	789,049	13,744,359	165,317,337
NT Mid Cap Value Fund	65,528,416	28,121,504	3,495,432	181,813	7,597,723	88,431,067
NT Small Company Fund	26,466,705	9,018,000	4,215,954	(86,361)	3,498,685	30,751,249
Real Estate Fund	17,329,947	2,786,286	14,453,607	8,366,886	297,870	—
High-Yield Fund	49,149,604	18,715,065	526,113	(20,749)	3,562,454	63,823,182
Inflation-Adjusted Bond Fund	40,427,949	9,883,450	1,775,912	(59,637)	501,368	47,246,424
NT Diversified Bond Fund	345,201,698	112,506,283	100,396,139	(534,560)	9,749,845	358,863,003
Short Duration Inflation Protection Bond Fund	58,114,015	23,617,496	28,429	(962)	627,075	80,028,196
Global Bond Fund	—	113,095,851	86,416	(1,811)	—	111,332,264
International Bond Fund	79,380,924	37,680,123	29,400,822	(3,993,484)	2,094,370	78,746,336
NT Emerging Markets Fund	15,298,669	4,594,243	1,644,442	159,559	31,091	17,327,605
NT Global Real Estate Fund(3)	—	22,136,896	—	—	—	21,331,504
NT International Growth Fund	78,592,061	30,605,489	28,349,795	(357,200)	3,283,408	81,672,277
NT International Small-Mid Cap Fund(3)	—	4,913,994	135,220	6,731	—	5,056,947
NT International Value Fund(3)	—	50,252,161	1,178,446	13,405	—	48,928,397
Premium Money Market Fund	98,236,472	35,488,885	13,535	—	11,525	133,711,822
	$1,345,047,519	$696,884,750	$284,564,165	$7,802,711	$83,824,036	$1,728,078,278

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio
NT Core Equity Plus Fund	$64,788,224	$17,798,850	$1,302,338	$150,663	$7,866,155	$78,486,923
NT Disciplined Growth Fund(3)	—	58,107,131	—	—	—	58,512,394
NT Equity Growth Fund	198,686,047	63,104,903	13,325,722	269,094	23,109,169	243,011,480
NT Growth Fund	193,046,477	49,340,747	74,901,267	8,168,347	28,904,864	156,705,841
NT Heritage Fund	96,791,367	14,744,061	15,578,364	1,743,483	4,712,466	106,284,897
NT Large Company Value Fund	243,996,009	70,729,534	57,829,228	1,972,670	21,862,018	253,707,512
NT Mid Cap Value Fund	118,876,688	42,370,133	3,855,184	50,084	13,977,627	154,286,546
NT Small Company Fund	50,761,373	11,017,429	14,091,082	831,852	6,276,001	45,907,369
Real Estate Fund	33,383,373	2,165,169	21,075,487	19,625,310	566,671	—
High-Yield Fund	74,501,593	23,694,206	1,435,625	(54,725)	5,252,052	91,587,711
Inflation-Adjusted Bond Fund	89,337,982	18,866,855	1,885,359	(123,669)	1,116,197	103,477,958
NT Diversified Bond Fund	530,428,369	132,655,664	145,447,292	(812,912)	14,680,244	520,291,717
Short Duration Inflation Protection Bond Fund	60,015,491	21,940,009	—	—	649,524	80,224,618
NT Emerging Markets Fund	48,717,391	14,158,524	4,960,039	216,756	108,710	55,279,068
NT Global Real Estate Fund(3)	—	40,587,098	204,040	(204)	—	38,898,586
NT International Growth Fund	147,439,152	37,341,654	54,075,246	1,027,183	6,106,240	129,656,582
NT International Small-Mid Cap Fund(3)	—	15,326,100	340,102	19,894	—	15,857,286
NT International Value Fund(3)	—	92,963,639	2,665,318	22,414	—	90,013,155
Global Bond Fund	—	156,291,504	681,569	(15,482)	—	153,294,094
International Bond Fund	102,694,541	45,320,939	29,038,342	(3,886,027)	2,714,019	106,142,609
Premium Money Market Fund	108,837,240	28,399,123	404,876	—	12,073	136,831,487
	$2,162,301,317	$956,923,272	$443,096,480	$29,204,731	$137,914,030	$2,618,457,833

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio
NT Core Equity Plus Fund	$42,740,078	$14,625,463	$1,759,582	$(62,286)	$5,335,410	$53,828,448
NT Disciplined Growth Fund(3)	—	44,616,170	—	—	—	44,934,594
NT Equity Growth Fund	121,713,108	44,786,649	3,474,483	(81,372)	14,521,737	159,708,482
NT Growth Fund	141,632,611	45,846,465	57,595,906	2,652,254	21,826,739	125,273,174
NT Heritage Fund	65,961,559	13,701,730	12,142,137	729,885	3,287,868	75,228,613
NT Large Company Value Fund	156,423,602	54,222,954	32,359,940	654,530	14,314,698	176,804,958
NT Mid Cap Value Fund	69,560,002	38,223,890	1,599,982	(23,136)	8,383,993	104,235,520
NT Small Company Fund	44,093,587	11,630,264	14,087,954	15,999	5,705,132	40,816,418
Real Estate Fund	23,797,679	3,105,717	20,006,977	10,659,491	413,150	—
High-Yield Fund	41,126,774	17,938,782	689,333	(19,319)	3,014,639	55,355,964
Inflation-Adjusted Bond Fund	66,134,501	20,856,962	1,492,376	(169,892)	859,892	83,426,680
NT Diversified Bond Fund	293,062,384	101,496,371	89,044,498	(473,273)	8,347,458	306,875,287
Short Duration Inflation Protection Bond Fund	17,700,128	10,275,425	17,818	(119)	200,065	27,431,766
NT Emerging Markets Fund	36,675,822	13,493,035	2,305,558	84,446	86,037	45,734,668
NT Global Real Estate Fund(3)	—	31,110,058	31,267	(31)	—	29,943,305
NT International Growth Fund	110,306,314	35,713,355	47,378,816	(748,073)	4,685,139	99,529,358
NT International Small-Mid Cap Fund(3)	—	15,163,780	—	—	—	16,046,153
NT International Value Fund(3)	—	71,099,692	948,836	1,608	—	69,925,278
Global Bond Fund	—	91,835,187	108,104	(2,266)	—	90,375,097
International Bond Fund	29,946,471	19,915,422	7,444,572	(893,293)	820,724	38,115,811
Premium Money Market Fund	67,117,954	19,989,798	711,818	—	7,588	86,395,934
	$1,327,992,574	$719,647,169	$293,199,957	$12,325,153	$91,810,269	$1,729,985,508

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio
NT Core Equity Plus Fund	$54,745,212	$15,739,125	$663,650	$1,604	$6,694,095	$67,498,413
NT Disciplined Growth Fund(3)	—	61,594,629	—	—	—	62,026,540
NT Equity Growth Fund	157,669,676	44,436,250	6,946,514	210,009	18,165,820	190,771,220
NT Growth Fund	212,029,145	58,519,541	77,784,140	4,853,488	32,527,468	184,847,637
NT Heritage Fund	90,400,282	12,483,004	14,005,792	1,636,494	4,312,541	98,381,838
NT Large Company Value Fund	211,996,402	57,956,931	48,598,988	1,382,249	19,078,432	218,763,549
NT Mid Cap Value Fund	90,912,502	38,171,238	2,393,613	203,336	10,515,130	124,102,598
NT Small Company Fund	70,704,075	19,539,692	24,930,447	535,817	9,312,575	63,519,225
Real Estate Fund	34,358,220	3,463,476	25,158,358	18,035,966	593,320	—
High-Yield Fund	46,363,256	16,849,683	1,206,794	(50,047)	3,313,416	58,729,196
Inflation-Adjusted Bond Fund	92,478,146	24,825,042	2,607,265	(278,288)	1,180,731	111,883,593
NT Diversified Bond Fund	329,838,678	96,289,028	110,205,386	(395,833)	9,155,396	317,553,060
Short Duration Inflation Protection Bond Fund	1,250,774	5,632,812	—	—	34,382	6,812,096
NT Emerging Markets Fund	56,940,822	17,711,415	6,560,628	327,509	125,272	64,850,899
NT Global Real Estate Fund(3)	—	43,268,030	369,422	(369)	—	41,333,660
NT International Growth Fund	159,954,360	43,856,142	68,673,901	600,762	6,747,573	134,269,245
NT International Small-Mid Cap Fund(3)	—	24,739,787	721,328	38,608	—	25,414,468
NT International Value Fund(3)	—	99,672,358	3,304,266	35,628	—	96,049,054
Premium Money Market Fund	81,257,635	23,670,048	1,439,333	—	9,297	103,488,350
Global Bond Fund	—	97,350,017	352,011	(6,436)	—	95,551,004
International Bond Fund	—	4,149,601	—	—	—	4,125,821
	$1,690,899,185	$809,917,849	$395,921,836	$27,130,497	$121,765,448	$2,069,971,466

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio
NT Core Equity Plus Fund	$33,643,317	$13,370,937	$6,539	$(42)	$4,313,218	$45,466,882
NT Disciplined Growth Fund(3)	—	40,563,037	—	—	—	40,846,699
NT Equity Growth Fund	97,204,560	35,893,798	1,638,739	(67,908)	11,737,090	128,722,250
NT Growth Fund	130,636,594	46,427,665	48,172,276	343,626	20,978,987	126,633,113
NT Heritage Fund	61,209,041	12,091,465	8,635,161	345,124	3,065,528	72,227,459
NT Large Company Value Fund	130,440,902	47,954,598	23,252,854	(19,034)	12,330,195	154,311,327
NT Mid Cap Value Fund	61,554,660	24,420,144	564,623	(22,839)	7,448,468	83,700,170
NT Small Company Fund	39,601,289	13,914,008	12,460,080	(337,481)	5,431,127	40,523,447
Real Estate Fund	22,064,852	2,999,125	19,615,798	9,022,288	396,220	—
High-Yield Fund	22,787,989	10,557,748	—	—	1,710,503	31,595,930
Inflation-Adjusted Bond Fund	45,977,800	20,113,089	401,655	(44,287)	644,242	64,079,672
NT Diversified Bond Fund	161,778,774	68,285,090	60,593,005	(236,724)	4,722,842	170,282,807
NT Emerging Markets Fund	40,912,527	18,267,593	1,912,993	17,059	100,071	54,797,379
NT Global Real Estate Fund(3)	—	30,178,209	—	—	—	29,078,399
NT International Growth Fund	94,874,313	33,831,720	42,796,924	(1,015,820)	4,129,367	86,918,273
NT International Small-Mid Cap Fund(3)	—	18,844,392	—	—	—	19,939,905
NT International Value Fund(3)	—	64,605,356	838,529	(808)	—	63,525,705
Global Bond Fund	—	55,500,047	—	—	—	54,685,296
Premium Money Market Fund	21,824,390	13,741,525	—	—	2,862	35,565,915
	$964,511,008	$571,559,546	$220,889,176	$7,983,154	$77,010,720	$1,302,900,628

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio
NT Core Equity Plus Fund	$52,748,164	$13,697,696	$2,577,502	$159,114	$6,290,328	$61,567,343
NT Disciplined Growth Fund(3)	—	48,382,790	239,386	698	—	48,476,415
NT Equity Growth Fund	123,952,889	34,859,833	3,185,552	(15,264)	14,458,951	152,121,546
NT Growth Fund	174,316,985	48,892,491	62,116,891	2,011,275	27,148,966	156,184,411
NT Heritage Fund	87,164,243	13,061,194	13,554,740	856,953	4,269,138	96,727,920
NT Large Company Value Fund	174,412,519	52,413,567	31,242,669	9,423	15,941,898	194,197,872
NT Mid Cap Value Fund	87,664,011	24,005,580	4,909,456	(94,689)	10,365,335	104,511,046
NT Small Company Fund	47,776,691	12,624,743	15,449,790	89,210	6,303,286	43,879,877
Real Estate Fund	30,575,161	4,092,320	24,900,052	14,570,271	532,164	—
NT Emerging Markets Fund	63,250,343	22,785,480	7,653,575	177,348	144,929	74,785,693
NT Global Real Estate Fund(3)	—	38,978,262	294,569	(295)	—	37,271,039
NT International Growth Fund	123,813,510	31,623,741	52,530,874	(791,708)	5,196,004	103,364,416
NT International Small-Mid Cap Fund(3)	—	26,440,686	310,827	14,826	—	27,647,725
NT International Value Fund(3)	—	77,979,147	2,275,347	10,101	—	75,462,779
High-Yield Fund	24,118,993	8,304,566	791,555	(39,871)	1,698,602	29,940,828
Inflation-Adjusted Bond Fund	48,498,016	16,065,871	2,750,644	(334,595)	637,120	60,484,301
NT Diversified Bond Fund	170,288,678	56,276,656	68,813,592	(170,409)	4,659,570	158,647,574
Global Bond Fund	—	58,200,349	1,040,801	(27,346)	—	56,315,680
Premium Money Market Fund	—	3,714,267	—	—	100	3,714,267
	$1,208,580,203	$592,399,239	$294,637,822	$16,425,042	$97,646,391	$1,485,300,732

(1)	Underlying fund investments represent Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio
NT Core Equity Plus Fund	$23,798,903	$11,560,833	$351,601	$(10,035)	$3,127,193	$33,887,672
NT Disciplined Growth Fund(3)	—	25,330,444	—	—	—	25,512,151
NT Equity Growth Fund	54,182,084	25,900,517	1,213,890	(51,425)	6,779,465	77,202,083
NT Growth Fund	78,113,200	33,752,128	30,382,471	(513,999)	12,899,628	80,736,033
NT Heritage Fund	38,453,694	11,435,007	5,614,872	169,934	2,006,036	49,245,955
NT Large Company Value Fund	79,436,310	35,682,394	11,876,027	(246,867)	7,719,926	102,749,901
NT Mid Cap Value Fund	38,676,937	17,652,293	3,535,763	(161,035)	4,850,087	51,770,946
NT Small Company Fund	24,383,176	8,881,352	7,703,600	(172,680)	3,323,414	25,191,285
Real Estate Fund	14,865,267	3,631,622	15,442,625	5,510,628	271,705	—
NT Emerging Markets Fund	32,593,074	16,526,112	2,945,381	(11,165)	79,989	44,198,890
NT Global Real Estate Fund(3)	—	21,307,499	—	—	—	20,530,826
NT International Growth Fund	52,976,278	22,457,798	25,919,613	(735,149)	2,378,633	50,213,090
NT International Small-Mid Cap Fund(3)	—	15,316,154	—	—	—	16,192,474
NT International Value Fund(3)	—	40,425,586	359,484	(5,742)	—	39,897,061
High-Yield Fund	9,279,822	4,824,927	51,858	(1,702)	706,957	13,321,023
Inflation-Adjusted Bond Fund	18,644,842	8,951,677	240,517	(26,838)	265,940	26,706,973
NT Diversified Bond Fund	66,515,538	31,202,871	27,754,260	(73,105)	1,955,062	70,305,247
Global Bond Fund	—	26,152,571	—	—	—	25,771,878
	$531,919,125	$360,991,785	$133,391,962	$3,670,820	$46,364,035	$753,433,488

(1)	Underlying fund investments represent Institutional Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio
NT Core Equity Plus Fund	$5,506,746	$5,645,494	$190,858	$(2,295)	$783,502	$10,685,895
NT Disciplined Growth Fund(3)	—	8,188,928	—	—	—	8,255,572
NT Equity Growth Fund	13,144,513	13,320,431	647,399	(19,490)	1,791,534	25,376,410
NT Growth Fund	18,642,499	16,650,074	9,482,348	(433,072)	3,372,023	26,024,433
NT Heritage Fund	9,191,468	7,146,769	1,734,487	19,600	521,877	15,984,450
NT Large Company Value Fund	18,944,338	18,118,274	3,488,714	(122,375)	2,006,837	33,480,938
NT Mid Cap Value Fund	9,212,874	8,913,610	1,849,682	(79,291)	1,251,038	16,036,456
NT Small Company Fund	6,080,855	5,503,412	2,381,392	(92,497)	912,487	9,141,578
Real Estate Fund	3,680,880	2,000,611	5,277,533	1,062,861	74,157	—
NT Emerging Markets Fund	7,955,213	8,812,204	790,196	(22,874)	24,512	15,343,694
NT Global Real Estate Fund(3)	—	7,314,998	2,360	(131)	—	7,055,957
NT International Growth Fund	11,659,646	9,991,651	7,789,112	(302,957)	567,792	14,258,947
NT International Small-Mid Cap Fund(3)	—	5,514,849	—	—	—	5,809,954
NT International Value Fund(3)	—	13,006,935	289	(8)	—	12,928,711
High-Yield Fund	1,856,771	1,932,936	54,416	(892)	163,559	3,563,558
Inflation-Adjusted Bond Fund	3,738,921	3,809,129	347,887	(37,164)	62,001	7,086,698
NT Diversified Bond Fund	13,103,228	12,016,452	7,235,970	(11,947)	431,268	17,924,026
Global Bond Fund	—	7,383,337	119,849	(3,255)	—	7,166,872
	$122,717,952	$155,270,094	$41,392,492	$(45,787)	$11,962,587	$236,124,149

(1)	Underlying fund investments represent Institutional Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015		2014
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice In Retirement Portfolio	$16,208,626	$36,034,348	$11,064,101	$5,491,313
One Choice 2020 Portfolio	$31,030,514	$22,481,660	$22,955,607	$8,118,107
One Choice 2025 Portfolio	$49,465,196	$44,573,790	$41,096,621	$17,873,524
One Choice 2030 Portfolio	$30,251,106	$28,852,574	$23,043,333	$8,404,245
One Choice 2035 Portfolio	$38,645,841	$42,415,976	$32,247,769	$14,298,263
One Choice 2040 Portfolio	$22,978,838	$24,347,811	$17,734,546	$6,129,116
One Choice 2045 Portfolio	$28,600,824	$32,729,832	$23,244,240	$9,940,285
One Choice 2050 Portfolio	$12,977,487	$13,454,680	$9,480,679	$3,346,492
One Choice 2055 Portfolio	$3,216,547	$2,321,655	$1,588,935	$297,313

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Federal tax cost of investments	$1,827,493,879	$1,578,859,783	$2,318,427,272	$1,567,189,470	$1,809,196,845
Gross tax appreciation of investments	$182,830,705	$163,882,116	$321,778,220	$175,144,545	$270,786,936
Gross tax depreciation of investments	(21,870,847)	(14,663,621)	(21,747,659)	(12,348,507)	(10,012,315)
Net tax appreciation (depreciation) of investments	$160,959,858	$149,218,495	$300,030,561	$162,796,038	$260,774,621
Undistributed ordinary income	$1,774,375	$7,133,397	$13,639,860	$7,062,967	$10,404,310
Accumulated long-term gains	$829,142	$58,485,510	$109,287,800	$70,406,050	$101,937,312

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Federal tax cost of investments	$1,173,566,862	$1,295,651,841	$685,523,333	$227,645,960
Gross tax appreciation of investments	$136,053,504	$196,121,617	$71,282,229	$9,337,677
Gross tax depreciation of investments	(6,719,738)	(6,472,726)	(3,372,074)	(859,488)
Net tax appreciation (depreciation) of investments	$129,333,766	$189,648,891	$67,910,155	$8,478,189
Undistributed ordinary income	$4,183,167	$5,046,552	$1,951,930	$509,217
Accumulated long-term gains	$59,908,593	$81,783,394	$36,388,043	$8,714,299

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On December 9, 2014, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of One Choice® 2015 Portfolio, one fund in a series issued by the corporation, were transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio. One Choice 2015 Portfolio had reached its most conservative planned target asset allocation and its asset mix matched that of One Choice In Retirement Portfolio. The reorganization was executed to combine two funds that had the same target asset allocations, both funds’ investment objectives and strategies were substantially similar and their total expense ratios were expected to be the same. The financial statements and performance history of One Choice In Retirement Portfolio survived after the reorganization. The reorganization was effective as of the close of the NYSE on March 27, 2015.

The reorganization was accomplished by a tax-free exchange of shares. On March 27, 2015, One Choice 2015 Portfolio exchanged its shares for shares of One Choice In Retirement Portfolio as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
One Choice 2015 Portfolio – Investor Class	39,935,280	One Choice In Retirement Portfolio – Investor Class	38,767,212
One Choice 2015 Portfolio – Institutional Class	16,214,110	One Choice In Retirement Portfolio – Institutional Class	15,752,681
One Choice 2015 Portfolio – A Class	17,460,238	One Choice In Retirement Portfolio – A Class	16,935,741
One Choice 2015 Portfolio – C Class	429,438	One Choice In Retirement Portfolio – C Class	418,218
One Choice 2015 Portfolio – R Class	10,053,272	One Choice In Retirement Portfolio – R Class	9,766,945

The net assets of One Choice 2015 Portfolio and One Choice In Retirement Portfolio immediately before the reorganization were $1,032,439,637 and $921,010,059, respectively. One Choice 2015 Portfolio’s unrealized appreciation of $98,786,019 was combined with that of One Choice In Retirement Portfolio. Immediately after the reorganization, the combined net assets were $1,953,449,696.

Assuming the reorganization had been completed on August 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended July 31, 2015 are as follows:

Net investment income (loss)	$40,097,268
Net realized and unrealized gain (loss)	29,002,320
Net increase (decrease) in net assets resulting from operations	$69,099,588

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of One Choice 2015 Portfolio that have been included in One Choice In Retirement Portfolio's Statement of Operations since March 27, 2015.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio
Investor Class
2015	$13.02	0.20	0.27	0.47	(0.29)	(0.58)	(0.87)	$12.62	3.66%	0.20%	1.59%	17%	$822,618
2014	$12.41	0.27	0.73	1.00	(0.27)	(0.12)	(0.39)	$13.02	8.19%	0.20%	2.09%	16%	$255,133
2013	$11.61	0.22	0.94	1.16	(0.23)	(0.13)	(0.36)	$12.41	10.11%	0.20%	1.83%	11%	$205,529
2012	$11.23	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.61	5.81%	0.21%	2.21%	28%	$128,450
2011	$10.27	0.24	0.97	1.21	(0.25)	—	(0.25)	$11.23	11.87%	0.21%	2.26%	10%	$81,907
Institutional Class
2015	$13.03	0.22	0.27	0.49	(0.32)	(0.58)	(0.90)	$12.62	3.79%	0.00%(4)	1.79%	17%	$485,416
2014	$12.42	0.29	0.73	1.02	(0.29)	(0.12)	(0.41)	$13.03	8.40%	0.00%(4)	2.29%	16%	$130,406
2013	$11.61	0.25	0.94	1.19	(0.25)	(0.13)	(0.38)	$12.42	10.42%	0.00%(4)	2.03%	11%	$104,270
2012	$11.24	0.27	0.38	0.65	(0.28)	—	(0.28)	$11.61	5.92%	0.01%	2.41%	28%	$74,759
2011	$10.27	0.28	0.96	1.24	(0.27)	—	(0.27)	$11.24	12.20%	0.01%	2.46%	10%	$104,778
A Class
2015	$13.02	0.17	0.27	0.44	(0.26)	(0.58)	(0.84)	$12.62	3.39%	0.45%	1.34%	17%	$428,050
2014	$12.41	0.24	0.73	0.97	(0.24)	(0.12)	(0.36)	$13.02	7.92%	0.45%	1.84%	16%	$139,911
2013	$11.60	0.19	0.95	1.14	(0.20)	(0.13)	(0.33)	$12.41	9.94%	0.45%	1.58%	11%	$119,504
2012	$11.23	0.23	0.37	0.60	(0.23)	—	(0.23)	$11.60	5.46%	0.46%	1.96%	28%	$105,111
2011	$10.27	0.22	0.96	1.18	(0.22)	—	(0.22)	$11.23	11.60%	0.46%	2.01%	10%	$87,205

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$13.00	0.07	0.27	0.34	(0.17)	(0.58)	(0.75)	$12.59	2.59%	1.20%	0.59%	17%	$7,721
2014	$12.41	0.14	0.73	0.87	(0.16)	(0.12)	(0.28)	$13.00	7.13%	1.20%	1.09%	16%	$2,574
2013	$11.61	0.10	0.94	1.04	(0.11)	(0.13)	(0.24)	$12.41	9.04%	1.20%	0.83%	11%	$1,369
2012	$11.24	0.14	0.38	0.52	(0.15)	—	(0.15)	$11.61	4.69%	1.21%	1.21%	28%	$810
2011	$10.27	0.09	1.02	1.11	(0.14)	—	(0.14)	$11.24	10.87%	1.21%	1.26%	10%	$538
R Class
2015	$13.00	0.16	0.25	0.41	(0.23)	(0.58)	(0.81)	$12.60	3.13%	0.70%	1.09%	17%	$244,718
2014	$12.40	0.20	0.72	0.92	(0.20)	(0.12)	(0.32)	$13.00	7.57%	0.70%	1.59%	16%	$100,946
2013	$11.59	0.16	0.95	1.11	(0.17)	(0.13)	(0.30)	$12.40	9.67%	0.70%	1.33%	11%	$60,104
2012	$11.22	0.18	0.39	0.57	(0.20)	—	(0.20)	$11.59	5.20%	0.71%	1.71%	28%	$38,365
2011	$10.26	0.19	0.96	1.15	(0.19)	—	(0.19)	$11.22	11.33%	0.71%	1.76%	10%	$24,616

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2020 Portfolio
Investor Class
2015	$12.26	0.26	0.24	0.50	(0.27)	(0.19)	(0.46)	$12.30	4.14%	0.20%	2.08%	19%	$611,536
2014	$11.56	0.26	0.77	1.03	(0.24)	(0.09)	(0.33)	$12.26	8.99%	0.20%	2.16%	10%	$549,087
2013	$10.64	0.20	1.02	1.22	(0.20)	(0.10)	(0.30)	$11.56	11.67%	0.20%	1.79%	6%	$384,010
2012	$10.37	0.21	0.32	0.53	(0.23)	(0.03)	(0.26)	$10.64	5.27%	0.21%	2.14%	28%	$218,341
2011	$9.30	0.20	1.06	1.26	(0.19)	—(4)	(0.19)	$10.37	13.66%	0.21%	2.13%	4%	$105,921
Institutional Class
2015	$12.27	0.26	0.27	0.53	(0.30)	(0.19)	(0.49)	$12.31	4.35%	0.00%(5)	2.28%	19%	$579,653
2014	$11.57	0.28	0.77	1.05	(0.26)	(0.09)	(0.35)	$12.27	9.20%	0.00%(5)	2.36%	10%	$310,325
2013	$10.65	0.22	1.02	1.24	(0.22)	(0.10)	(0.32)	$11.57	11.89%	0.00%(5)	1.99%	6%	$211,576
2012	$10.38	0.25	0.30	0.55	(0.25)	(0.03)	(0.28)	$10.65	5.48%	0.01%	2.34%	28%	$99,935
2011	$9.31	0.24	1.04	1.28	(0.21)	—(4)	(0.21)	$10.38	13.88%	0.01%	2.33%	4%	$169,034
A Class
2015	$12.23	0.23	0.25	0.48	(0.24)	(0.19)	(0.43)	$12.28	3.97%	0.45%	1.83%	19%	$357,730
2014	$11.54	0.23	0.76	0.99	(0.21)	(0.09)	(0.30)	$12.23	8.64%	0.45%	1.91%	10%	$334,141
2013	$10.62	0.17	1.02	1.19	(0.17)	(0.10)	(0.27)	$11.54	11.41%	0.45%	1.54%	6%	$270,040
2012	$10.36	0.20	0.29	0.49	(0.20)	(0.03)	(0.23)	$10.62	4.92%	0.46%	1.89%	28%	$180,502
2011	$9.28	0.19	1.05	1.24	(0.16)	—(4)	(0.16)	$10.36	13.51%	0.46%	1.88%	4%	$124,401

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.22	0.14	0.23	0.37	(0.14)	(0.19)	(0.33)	$12.26	3.09%	1.20%	1.08%	19%	$11,578
2014	$11.52	0.14	0.77	0.91	(0.12)	(0.09)	(0.21)	$12.22	7.91%	1.20%	1.16%	10%	$10,743
2013	$10.61	0.08	1.02	1.10	(0.09)	(0.10)	(0.19)	$11.52	10.48%	1.20%	0.79%	6%	$6,117
2012	$10.34	0.10	0.32	0.42	(0.12)	(0.03)	(0.15)	$10.61	4.23%	1.21%	1.14%	28%	$2,304
2011	$9.26	0.10	1.07	1.17	(0.09)	—(4)	(0.09)	$10.34	12.68%	1.21%	1.13%	4%	$578
R Class
2015	$12.22	0.20	0.24	0.44	(0.21)	(0.19)	(0.40)	$12.26	3.62%	0.70%	1.58%	19%	$167,576
2014	$11.53	0.20	0.76	0.96	(0.18)	(0.09)	(0.27)	$12.22	8.37%	0.70%	1.66%	10%	$140,753
2013	$10.61	0.14	1.03	1.17	(0.15)	(0.10)	(0.25)	$11.53	11.14%	0.70%	1.29%	6%	$102,250
2012	$10.34	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	$10.61	4.76%	0.71%	1.64%	28%	$61,212
2011	$9.27	0.16	1.05	1.21	(0.14)	—(4)	(0.14)	$10.34	13.13%	0.71%	1.63%	4%	$35,703

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2025 Portfolio
Investor Class
2015	$14.57	0.31	0.36	0.67	(0.33)	(0.29)	(0.62)	$14.62	4.62%	0.20%	2.10%	20%	$1,075,028
2014	$13.71	0.32	0.98	1.30	(0.30)	(0.14)	(0.44)	$14.57	9.61%	0.20%	2.23%	7%	$992,507
2013	$12.46	0.23	1.35	1.58	(0.24)	(0.09)	(0.33)	$13.71	12.88%	0.20%	1.79%	3%	$807,998
2012	$12.13	0.25	0.34	0.59	(0.26)	—	(0.26)	$12.46	4.99%	0.21%	2.07%	21%	$554,462
2011	$10.78	0.23	1.34	1.57	(0.22)	—	(0.22)	$12.13	14.60%	0.21%	1.98%	3%	$425,965
Institutional Class
2015	$14.58	0.32	0.39	0.71	(0.36)	(0.29)	(0.65)	$14.64	4.90%	0.00%(4)	2.30%	20%	$729,071
2014	$13.72	0.34	0.99	1.33	(0.33)	(0.14)	(0.47)	$14.58	9.83%	0.00%(4)	2.43%	7%	$424,420
2013	$12.47	0.26	1.35	1.61	(0.27)	(0.09)	(0.36)	$13.72	13.10%	0.00%(4)	1.99%	3%	$298,052
2012	$12.14	0.27	0.34	0.61	(0.28)	—	(0.28)	$12.47	5.20%	0.01%	2.27%	21%	$181,693
2011	$10.79	0.27	1.32	1.59	(0.24)	—	(0.24)	$12.14	14.82%	0.01%	2.18%	3%	$257,121
A Class
2015	$14.55	0.28	0.35	0.63	(0.29)	(0.29)	(0.58)	$14.60	4.36%	0.45%	1.85%	20%	$568,434
2014	$13.69	0.29	0.98	1.27	(0.27)	(0.14)	(0.41)	$14.55	9.35%	0.45%	1.98%	7%	$528,142
2013	$12.44	0.20	1.35	1.55	(0.21)	(0.09)	(0.30)	$13.69	12.61%	0.45%	1.54%	3%	$460,301
2012	$12.11	0.22	0.34	0.56	(0.23)	—	(0.23)	$12.44	4.73%	0.46%	1.82%	21%	$327,130
2011	$10.77	0.20	1.33	1.53	(0.19)	—	(0.19)	$12.11	14.23%	0.46%	1.73%	3%	$242,996

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$14.52	0.17	0.35	0.52	(0.17)	(0.29)	(0.46)	$14.58	3.64%	1.20%	1.10%	20%	$7,658
2014	$13.67	0.18	0.97	1.15	(0.16)	(0.14)	(0.30)	$14.52	8.46%	1.20%	1.23%	7%	$7,147
2013	$12.41	0.10	1.36	1.46	(0.11)	(0.09)	(0.20)	$13.67	11.86%	1.20%	0.79%	3%	$6,179
2012	$12.09	0.12	0.34	0.46	(0.14)	—	(0.14)	$12.41	3.87%	1.21%	1.07%	21%	$3,498
2011	$10.74	0.11	1.34	1.45	(0.10)	—	(0.10)	$12.09	13.50%	1.21%	0.98%	3%	$1,595
R Class
2015	$14.52	0.24	0.36	0.60	(0.25)	(0.29)	(0.54)	$14.58	4.17%	0.70%	1.60%	20%	$239,213
2014	$13.67	0.25	0.97	1.22	(0.23)	(0.14)	(0.37)	$14.52	9.01%	0.70%	1.73%	7%	$210,067
2013	$12.42	0.17	1.35	1.52	(0.18)	(0.09)	(0.27)	$13.67	12.34%	0.70%	1.29%	3%	$172,227
2012	$12.09	0.19	0.34	0.53	(0.20)	—	(0.20)	$12.42	4.48%	0.71%	1.57%	21%	$129,489
2011	$10.75	0.17	1.33	1.50	(0.16)	—	(0.16)	$12.09	13.97%	0.71%	1.48%	3%	$88,153

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio
Investor Class
2015	$12.44	0.26	0.41	0.67	(0.27)	(0.26)	(0.53)	$12.58	5.43%	0.20%	2.04%	20%	$590,896
2014	$11.62	0.27	0.89	1.16	(0.25)	(0.09)	(0.34)	$12.44	10.15%	0.20%	2.27%	6%	$512,356
2013	$10.41	0.18	1.30	1.48	(0.18)	(0.09)	(0.27)	$11.62	14.53%	0.21%	1.66%	5%	$333,309
2012	$10.17	0.18	0.27	0.45	(0.19)	(0.02)	(0.21)	$10.41	4.60%	0.21%	1.87%	28%	$170,955
2011	$8.95	0.16	1.21	1.37	(0.15)	—(4)	(0.15)	$10.17	15.41%	0.21%	1.76%	4%	$76,884
Institutional Class
2015	$12.44	0.27	0.44	0.71	(0.30)	(0.26)	(0.56)	$12.59	5.73%	0.00%(5)	2.24%	20%	$574,390
2014	$11.62	0.30	0.89	1.19	(0.28)	(0.09)	(0.37)	$12.44	10.37%	0.00%(5)	2.47%	6%	$320,834
2013	$10.42	0.21	1.28	1.49	(0.20)	(0.09)	(0.29)	$11.62	14.76%	0.01%	1.86%	5%	$202,598
2012	$10.18	0.21	0.26	0.47	(0.21)	(0.02)	(0.23)	$10.42	4.71%	0.01%	2.07%	28%	$94,349
2011	$8.95	0.20	1.20	1.40	(0.17)	—(4)	(0.17)	$10.18	15.62%	0.01%	1.96%	4%	$144,661
A Class
2015	$12.41	0.23	0.41	0.64	(0.24)	(0.26)	(0.50)	$12.55	5.18%	0.45%	1.79%	20%	$385,874
2014	$11.59	0.24	0.89	1.13	(0.22)	(0.09)	(0.31)	$12.41	9.89%	0.45%	2.02%	6%	$355,604
2013	$10.38	0.16	1.30	1.46	(0.16)	(0.09)	(0.25)	$11.59	14.28%	0.46%	1.41%	5%	$264,393
2012	$10.15	0.17	0.24	0.41	(0.16)	(0.02)	(0.18)	$10.38	4.25%	0.46%	1.62%	28%	$170,227
2011	$8.93	0.15	1.20	1.35	(0.13)	—(4)	(0.13)	$10.15	15.15%	0.46%	1.51%	4%	$114,892

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.39	0.13	0.42	0.55	(0.14)	(0.26)	(0.40)	$12.54	4.46%	1.20%	1.04%	20%	$5,628
2014	$11.57	0.16	0.88	1.04	(0.13)	(0.09)	(0.22)	$12.39	9.07%	1.20%	1.27%	6%	$4,449
2013	$10.37	0.07	1.29	1.36	(0.07)	(0.09)	(0.16)	$11.57	13.32%	1.21%	0.66%	5%	$3,417
2012	$10.13	0.09	0.26	0.35	(0.09)	(0.02)	(0.11)	$10.37	3.57%	1.21%	0.87%	28%	$1,595
2011	$8.92	0.06	1.20	1.26	(0.05)	—(4)	(0.05)	$10.13	14.18%	1.21%	0.76%	4%	$728
R Class
2015	$12.39	0.20	0.42	0.62	(0.21)	(0.26)	(0.47)	$12.54	4.99%	0.70%	1.54%	20%	$173,221
2014	$11.58	0.22	0.87	1.09	(0.19)	(0.09)	(0.28)	$12.39	9.53%	0.70%	1.77%	6%	$134,751
2013	$10.37	0.13	1.30	1.43	(0.13)	(0.09)	(0.22)	$11.58	14.00%	0.71%	1.16%	5%	$103,886
2012	$10.14	0.13	0.26	0.39	(0.14)	(0.02)	(0.16)	$10.37	3.99%	0.71%	1.37%	28%	$69,278
2011	$8.92	0.12	1.20	1.32	(0.10)	—(4)	(0.10)	$10.14	14.88%	0.71%	1.26%	4%	$35,411

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2035 Portfolio
Investor Class
2015	$15.60	0.33	0.62	0.95	(0.34)	(0.38)	(0.72)	$15.83	6.25%	0.20%	2.03%	23%	$839,655
2014	$14.52	0.35	1.22	1.57	(0.34)	(0.15)	(0.49)	$15.60	10.91%	0.20%	2.32%	5%	$755,938
2013	$12.81	0.22	1.82	2.04	(0.22)	(0.11)	(0.33)	$14.52	16.24%	0.20%	1.62%	3%	$573,216
2012	$12.52	0.22	0.30	0.52	(0.23)	—	(0.23)	$12.81	4.26%	0.21%	1.82%	16%	$374,544
2011	$10.92	0.20	1.59	1.79	(0.19)	—	(0.19)	$12.52	16.44%	0.21%	1.68%	3%	$277,333
Institutional Class
2015	$15.62	0.33	0.67	1.00	(0.38)	(0.38)	(0.76)	$15.86	6.52%	0.00%(4)	2.23%	23%	$556,384
2014	$14.55	0.38	1.21	1.59	(0.37)	(0.15)	(0.52)	$15.62	11.04%	0.00%(4)	2.52%	5%	$323,043
2013	$12.83	0.25	1.83	2.08	(0.25)	(0.11)	(0.36)	$14.55	16.54%	0.00%(4)	1.82%	3%	$235,505
2012	$12.54	0.25	0.29	0.54	(0.25)	—	(0.25)	$12.83	4.46%	0.01%	2.02%	16%	$138,143
2011	$10.93	0.24	1.58	1.82	(0.21)	—	(0.21)	$12.54	16.75%	0.01%	1.88%	3%	$154,449
A Class
2015	$15.58	0.29	0.62	0.91	(0.30)	(0.38)	(0.68)	$15.81	5.98%	0.45%	1.78%	23%	$460,605
2014	$14.51	0.32	1.20	1.52	(0.30)	(0.15)	(0.45)	$15.58	10.57%	0.45%	2.07%	5%	$425,198
2013	$12.79	0.19	1.83	2.02	(0.19)	(0.11)	(0.30)	$14.51	16.05%	0.45%	1.37%	3%	$356,751
2012	$12.50	0.20	0.29	0.49	(0.20)	—	(0.20)	$12.79	4.00%	0.46%	1.57%	16%	$239,410
2011	$10.90	0.17	1.59	1.76	(0.16)	—	(0.16)	$12.50	16.17%	0.46%	1.43%	3%	$174,230

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$15.53	0.16	0.64	0.80	(0.18)	(0.38)	(0.56)	$15.77	5.25%	1.20%	1.03%	23%	$6,587
2014	$14.46	0.19	1.21	1.40	(0.18)	(0.15)	(0.33)	$15.53	9.76%	1.20%	1.32%	5%	$4,586
2013	$12.76	0.08	1.82	1.90	(0.09)	(0.11)	(0.20)	$14.46	15.05%	1.20%	0.62%	3%	$3,572
2012	$12.46	0.09	0.32	0.41	(0.11)	—	(0.11)	$12.76	3.31%	1.21%	0.82%	16%	$1,396
2011	$10.87	0.07	1.59	1.66	(0.07)	—	(0.07)	$12.46	15.25%	1.21%	0.68%	3%	$630
R Class
2015	$15.56	0.25	0.62	0.87	(0.26)	(0.38)	(0.64)	$15.79	5.71%	0.70%	1.53%	23%	$206,773
2014	$14.49	0.27	1.21	1.48	(0.26)	(0.15)	(0.41)	$15.56	10.30%	0.70%	1.82%	5%	$182,137
2013	$12.78	0.16	1.82	1.98	(0.16)	(0.11)	(0.27)	$14.49	15.69%	0.70%	1.12%	3%	$141,978
2012	$12.48	0.16	0.31	0.47	(0.17)	—	(0.17)	$12.78	3.83%	0.71%	1.32%	16%	$101,164
2011	$10.89	0.14	1.58	1.72	(0.13)	—	(0.13)	$12.48	15.80%	0.71%	1.18%	3%	$71,077

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2040 Portfolio
Investor Class
2015	$12.86	0.28	0.59	0.87	(0.29)	(0.30)	(0.59)	$13.14	6.84%	0.20%	2.06%	20%	$472,335
2014	$11.87	0.30	1.07	1.37	(0.28)	(0.10)	(0.38)	$12.86	11.63%	0.20%	2.38%	4%	$392,199
2013	$10.31	0.18	1.62	1.80	(0.16)	(0.08)	(0.24)	$11.87	17.83%	0.20%	1.58%	5%	$234,285
2012	$10.11	0.17	0.23	0.40	(0.17)	(0.03)	(0.20)	$10.31	4.05%	0.21%	1.71%	20%	$107,290
2011	$8.72	0.14	1.39	1.53	(0.14)	—(4)	(0.14)	$10.11	17.57%	0.21%	1.57%	5%	$44,433
Institutional Class
2015	$12.87	0.28	0.61	0.89	(0.31)	(0.30)	(0.61)	$13.15	7.05%	0.00%(5)	2.26%	20%	$437,728
2014	$11.88	0.32	1.07	1.39	(0.30)	(0.10)	(0.40)	$12.87	11.84%	0.00%(5)	2.58%	4%	$243,924
2013	$10.32	0.20	1.62	1.82	(0.18)	(0.08)	(0.26)	$11.88	18.05%	0.00%(5)	1.78%	5%	$156,913
2012	$10.12	0.19	0.23	0.42	(0.19)	(0.03)	(0.22)	$10.32	4.26%	0.01%	1.91%	20%	$70,149
2011	$8.73	0.18	1.37	1.55	(0.16)	—(4)	(0.16)	$10.12	17.78%	0.01%	1.77%	5%	$78,468
A Class
2015	$12.84	0.24	0.59	0.83	(0.25)	(0.30)	(0.55)	$13.12	6.57%	0.45%	1.81%	20%	$267,038
2014	$11.85	0.26	1.07	1.33	(0.24)	(0.10)	(0.34)	$12.84	11.36%	0.45%	2.13%	4%	$230,764
2013	$10.30	0.15	1.62	1.77	(0.14)	(0.08)	(0.22)	$11.85	17.45%	0.45%	1.33%	5%	$176,014
2012	$10.10	0.15	0.22	0.37	(0.14)	(0.03)	(0.17)	$10.30	3.80%	0.46%	1.46%	20%	$110,524
2011	$8.71	0.13	1.37	1.50	(0.11)	—(4)	(0.11)	$10.10	17.29%	0.46%	1.32%	5%	$69,629

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.80	0.15	0.58	0.73	(0.15)	(0.30)	(0.45)	$13.08	5.77%	1.20%	1.06%	20%	$3,158
2014	$11.82	0.17	1.06	1.23	(0.15)	(0.10)	(0.25)	$12.80	10.46%	1.20%	1.38%	4%	$2,939
2013	$10.26	0.07	1.62	1.69	(0.05)	(0.08)	(0.13)	$11.82	16.71%	1.20%	0.58%	5%	$2,049
2012	$10.07	0.06	0.23	0.29	(0.07)	(0.03)	(0.10)	$10.26	2.93%	1.21%	0.71%	20%	$559
2011	$8.68	0.05	1.38	1.43	(0.04)	—(4)	(0.04)	$10.07	16.46%	1.21%	0.57%	5%	$215
R Class
2015	$12.82	0.21	0.59	0.80	(0.22)	(0.30)	(0.52)	$13.10	6.31%	0.70%	1.56%	20%	$122,661
2014	$11.83	0.23	1.07	1.30	(0.21)	(0.10)	(0.31)	$12.82	11.10%	0.70%	1.88%	4%	$94,677
2013	$10.28	0.12	1.62	1.74	(0.11)	(0.08)	(0.19)	$11.83	17.18%	0.70%	1.08%	5%	$64,687
2012	$10.08	0.12	0.23	0.35	(0.12)	(0.03)	(0.15)	$10.28	3.54%	0.71%	1.21%	20%	$36,524
2011	$8.69	0.10	1.38	1.48	(0.09)	—(4)	(0.09)	$10.08	17.03%	0.71%	1.07%	5%	$18,752

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2045 Portfolio
Investor Class
2015	$16.22	0.35	0.80	1.15	(0.37)	(0.43)	(0.80)	$16.57	7.22%	0.20%	2.10%	23%	$608,154
2014	$14.92	0.37	1.44	1.81	(0.36)	(0.15)	(0.51)	$16.22	12.34%	0.20%	2.38%	4%	$523,828
2013	$12.84	0.22	2.17	2.39	(0.21)	(0.10)	(0.31)	$14.92	18.94%	0.20%	1.58%	3%	$355,470
2012	$12.59	0.20	0.26	0.46	(0.21)	—	(0.21)	$12.84	3.76%	0.21%	1.66%	14%	$222,501
2011	$10.82	0.18	1.76	1.94	(0.17)	—	(0.17)	$12.59	17.98%	0.21%	1.51%	2%	$157,711
Institutional Class
2015	$16.24	0.36	0.84	1.20	(0.41)	(0.43)	(0.84)	$16.60	7.50%	0.00%(4)	2.30%	23%	$437,726
2014	$14.94	0.40	1.44	1.84	(0.39)	(0.15)	(0.54)	$16.24	12.55%	0.00%(4)	2.58%	4%	$281,772
2013	$12.86	0.25	2.17	2.42	(0.24)	(0.10)	(0.34)	$14.94	19.15%	0.00%(4)	1.78%	3%	$196,557
2012	$12.60	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.86	4.04%	0.01%	1.86%	14%	$116,894
2011	$10.83	0.21	1.75	1.96	(0.19)	—	(0.19)	$12.60	18.10%	0.01%	1.71%	2%	$110,477
A Class
2015	$16.19	0.31	0.80	1.11	(0.33)	(0.43)	(0.76)	$16.54	6.96%	0.45%	1.85%	23%	$306,435
2014	$14.89	0.34	1.43	1.77	(0.32)	(0.15)	(0.47)	$16.19	12.08%	0.45%	2.13%	4%	$283,598
2013	$12.82	0.18	2.17	2.35	(0.18)	(0.10)	(0.28)	$14.89	18.59%	0.45%	1.33%	3%	$231,054
2012	$12.56	0.18	0.26	0.44	(0.18)	—	(0.18)	$12.82	3.59%	0.46%	1.41%	14%	$147,197
2011	$10.80	0.15	1.75	1.90	(0.14)	—	(0.14)	$12.56	17.63%	0.46%	1.26%	2%	$104,426

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$16.15	0.16	0.83	0.99	(0.20)	(0.43)	(0.63)	$16.51	6.21%	1.20%	1.10%	23%	$2,459
2014	$14.86	0.20	1.44	1.64	(0.20)	(0.15)	(0.35)	$16.15	11.18%	1.20%	1.38%	4%	$1,993
2013	$12.79	0.10	2.15	2.25	(0.08)	(0.10)	(0.18)	$14.86	17.72%	1.20%	0.58%	3%	$1,220
2012	$12.53	0.08	0.27	0.35	(0.09)	—	(0.09)	$12.79	2.82%	1.21%	0.66%	14%	$633
2011	$10.78	0.03	1.77	1.80	(0.05)	—	(0.05)	$12.53	16.68%	1.21%	0.51%	2%	$363
R Class
2015	$16.17	0.27	0.81	1.08	(0.29)	(0.43)	(0.72)	$16.53	6.75%	0.70%	1.60%	23%	$130,537
2014	$14.88	0.30	1.42	1.72	(0.28)	(0.15)	(0.43)	$16.17	11.73%	0.70%	1.88%	4%	$117,392
2013	$12.81	0.15	2.17	2.32	(0.15)	(0.10)	(0.25)	$14.88	18.30%	0.70%	1.08%	3%	$91,776
2012	$12.55	0.14	0.27	0.41	(0.15)	—	(0.15)	$12.81	3.33%	0.71%	1.16%	14%	$62,208
2011	$10.79	0.12	1.75	1.87	(0.11)	—	(0.11)	$12.55	17.35%	0.71%	1.01%	2%	$39,540

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2050 Portfolio
Investor Class
2015	$12.85	0.28	0.66	0.94	(0.29)	(0.30)	(0.59)	$13.20	7.37%	0.20%	2.06%	21%	$268,548
2014	$11.77	0.29	1.17	1.46	(0.28)	(0.10)	(0.38)	$12.85	12.59%	0.20%	2.35%	4%	$214,823
2013	$10.07	0.16	1.77	1.93	(0.15)	(0.08)	(0.23)	$11.77	19.51%	0.20%	1.51%	4%	$115,834
2012	$9.88	0.14	0.21	0.35	(0.14)	(0.02)	(0.16)	$10.07	3.67%	0.21%	1.53%	12%	$48,553
2011	$8.45	0.13	1.42	1.55	(0.12)	—(4)	(0.12)	$9.88	18.35%	0.21%	1.37%	6%	$20,035
Institutional Class
2015	$12.87	0.28	0.68	0.96	(0.31)	(0.30)	(0.61)	$13.22	7.58%	0.00%(5)	2.26%	21%	$257,921
2014	$11.79	0.32	1.17	1.49	(0.31)	(0.10)	(0.41)	$12.87	12.79%	0.00%(5)	2.55%	4%	$135,635
2013	$10.09	0.19	1.76	1.95	(0.17)	(0.08)	(0.25)	$11.79	19.72%	0.00%(5)	1.71%	4%	$95,469
2012	$9.90	0.17	0.20	0.37	(0.16)	(0.02)	(0.18)	$10.09	3.87%	0.01%	1.73%	12%	$49,284
2011	$8.46	0.15	1.43	1.58	(0.14)	—(4)	(0.14)	$9.90	18.69%	0.01%	1.57%	6%	$30,796
A Class
2015	$12.83	0.24	0.66	0.90	(0.25)	(0.30)	(0.55)	$13.18	7.11%	0.45%	1.81%	21%	$162,011
2014	$11.75	0.26	1.17	1.43	(0.25)	(0.10)	(0.35)	$12.83	12.32%	0.45%	2.10%	4%	$131,709
2013	$10.06	0.14	1.76	1.90	(0.13)	(0.08)	(0.21)	$11.75	19.13%	0.45%	1.26%	4%	$91,012
2012	$9.87	0.13	0.20	0.33	(0.12)	(0.02)	(0.14)	$10.06	3.41%	0.46%	1.28%	12%	$55,073
2011	$8.44	0.11	1.41	1.52	(0.09)	—(4)	(0.09)	$9.87	18.08%	0.46%	1.12%	6%	$29,685

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.80	0.15	0.65	0.80	(0.15)	(0.30)	(0.45)	$13.15	6.30%	1.20%	1.06%	21%	$2,197
2014	$11.73	0.19	1.14	1.33	(0.16)	(0.10)	(0.26)	$12.80	11.40%	1.20%	1.35%	4%	$1,983
2013	$10.04	0.06	1.76	1.82	(0.05)	(0.08)	(0.13)	$11.73	18.26%	1.20%	0.51%	4%	$1,748
2012	$9.85	0.05	0.21	0.26	(0.05)	(0.02)	(0.07)	$10.04	2.64%	1.21%	0.53%	12%	$530
2011	$8.42	0.05	1.40	1.45	(0.02)	—(4)	(0.02)	$9.85	17.23%	1.21%	0.37%	6%	$117
R Class
2015	$12.81	0.21	0.66	0.87	(0.22)	(0.30)	(0.52)	$13.16	6.84%	0.70%	1.56%	21%	$62,763
2014	$11.74	0.23	1.16	1.39	(0.22)	(0.10)	(0.32)	$12.81	11.96%	0.70%	1.85%	4%	$47,771
2013	$10.05	0.11	1.76	1.87	(0.10)	(0.08)	(0.18)	$11.74	18.84%	0.70%	1.01%	4%	$32,896
2012	$9.86	0.10	0.21	0.31	(0.10)	(0.02)	(0.12)	$10.05	3.16%	0.71%	1.03%	12%	$15,933
2011	$8.43	0.09	1.41	1.50	(0.07)	—(4)	(0.07)	$9.86	17.80%	0.71%	0.87%	6%	$7,660

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2055 Portfolio
Investor Class
2015	$13.22	0.27	0.72	0.99	(0.28)	(0.21)	(0.49)	$13.72	7.56%	0.20%	1.94%	24%	$66,163
2014	$12.02	0.30	1.24	1.54	(0.28)	(0.06)	(0.34)	$13.22	12.87%	0.20%	2.22%	8%	$33,357
2013	$10.19	0.15	1.85	2.00	(0.14)	(0.03)	(0.17)	$12.02	19.86%	0.20%	1.36%	13%	$14,959
2012	$9.92	0.12	0.25	0.37	(0.10)	—	(0.10)	$10.19	3.78%	0.20%	1.25%	44%	$3,920
2011(4)	$10.00	0.03	(0.11)	(0.08)	—	—	—	$9.92	(0.80)%	0.20%(5)	0.86%(5)	12%	$390
Institutional Class
2015	$13.23	0.28	0.74	1.02	(0.31)	(0.21)	(0.52)	$13.73	7.78%	0.00%(6)	2.14%	24%	$92,653
2014	$12.03	0.28	1.28	1.56	(0.30)	(0.06)	(0.36)	$13.23	13.09%	0.00%(6)	2.42%	8%	$43,147
2013	$10.20	0.18	1.84	2.02	(0.16)	(0.03)	(0.19)	$12.03	20.08%	0.00%(6)	1.56%	13%	$10,951
2012	$9.92	0.14	0.25	0.39	(0.11)	—	(0.11)	$10.20	4.04%	0.00%(6)	1.45%	44%	$3,939
2011(4)	$10.00	0.04	(0.12)	(0.08)	—	—	—	$9.92	(0.80)%	0.00%(5)(6)	1.06%(5)	12%	$379
A Class
2015	$13.19	0.24	0.72	0.96	(0.25)	(0.21)	(0.46)	$13.69	7.31%	0.45%	1.69%	24%	$51,889
2014	$12.00	0.26	1.23	1.49	(0.24)	(0.06)	(0.30)	$13.19	12.52%	0.45%	1.97%	8%	$31,787
2013	$10.17	0.13	1.85	1.98	(0.12)	(0.03)	(0.15)	$12.00	19.59%	0.45%	1.11%	13%	$14,138
2012	$9.91	0.10	0.24	0.34	(0.08)	—	(0.08)	$10.17	3.49%	0.45%	1.00%	44%	$3,253
2011(4)	$10.00	0.02	(0.11)	(0.09)	—	—	—	$9.91	(0.90)%	0.45%(5)	0.61%(5)	12%	$21

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$13.14	0.14	0.71	0.85	(0.14)	(0.21)	(0.35)	$13.64	6.51%	1.20%	0.94%	24%	$557
2014	$11.95	0.17	1.23	1.40	(0.15)	(0.06)	(0.21)	$13.14	11.72%	1.20%	1.22%	8%	$428
2013	$10.13	0.05	1.84	1.89	(0.04)	(0.03)	(0.07)	$11.95	18.66%	1.20%	0.36%	13%	$215
2012	$9.88	0.02	0.26	0.28	(0.03)	—	(0.03)	$10.13	2.81%	1.20%	0.25%	44%	$87
2011(4)	$10.00	(0.01)	(0.11)	(0.12)	—	—	—	$9.88	(1.20)%	1.20%(5)	(0.14)%(5)	12%	$5
R Class
2015	$13.18	0.21	0.72	0.93	(0.21)	(0.21)	(0.42)	$13.69	7.11%	0.70%	1.44%	24%	$24,867
2014	$11.99	0.23	1.23	1.46	(0.21)	(0.06)	(0.27)	$13.18	12.25%	0.70%	1.72%	8%	$13,999
2013	$10.16	0.09	1.86	1.95	(0.09)	(0.03)	(0.12)	$11.99	19.31%	0.70%	0.86%	13%	$6,983
2012	$9.90	0.06	0.26	0.32	(0.06)	—	(0.06)	$10.16	3.29%	0.70%	0.75%	44%	$1,108
2011(4)	$10.00	0.01	(0.11)	(0.10)	—	—	—	$9.90	(1.00)%	0.70%(5)	0.36%(5)	12%	$6

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	March 31, 2011 (fund inception) through July 31, 2011.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio, One Choice 2020 Portfolio, One Choice 2025 Portfolio, One Choice 2030 Portfolio, One Choice 2035 Portfolio, One Choice 2040 Portfolio, One Choice 2045 Portfolio, One Choice 2050 Portfolio, and One Choice 2055 Portfolio, nine of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreements

At a meeting held on June 30, 2015, the Funds’ Board of Directors unanimously approved the renewal of the management agreements pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section
15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a funds’ directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of each Fund’s management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of each Fund’s management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to each Fund;

•	the wide range of other programs and services the Advisor provides to each Fund and its shareholders on a routine and non-routine basis;

•	each Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by each Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for each Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreements, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of each

Fund. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for One Choice In Retirement Portfolio, One Choice 2025 Portfolio, One Choice 2035 Portfolio, and One Choice 2045 Portfolio was above each Fund's respective benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The performance for One Choice 2020 Portfolio, One Choice 2030 Portfolio, One Choice 2040 Portfolio, and One Choice 2050 Portfolio was above each Fund's respective benchmark for the one-, three-, and five-year periods reviewed by the Board. The performance for One Choice 2055 Portfolio was above its benchmark for the one- and three-year periods reviewed by the Board. Taking all of these factors into consideration, the Board found the investment management services provided to each Fund by the Advisor to be satisfactory and consistent with the management agreements.

Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreements to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post- distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services to the Funds, and the reasonableness of the current management agreements. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund pays the Advisor an administrative fee and indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the administrative fee and other underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreement between each Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$4,858,250	$9,169,415	$14,833,601	$9,810,570	$12,956,023

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
$8,460,368	$10,981,356	$5,286,710	$1,405,252

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2015.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$62,311	$235,041	$558,919	$216,423	$1,073,965

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
$163,574	$510,920	$128,358	$71,506

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2015.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$36,034,348	$22,481,660	$44,573,790	$28,852,574	$42,415,976

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
$24,347,811	$32,729,832	$13,454,680	$2,321,655

For the fiscal year ended July 31, 2015, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio	$60,518	0.0004	$161,612	0.0010
One Choice 2020 Portfolio	$147,925	0.0011	$395,029	0.0028
One Choice 2025 Portfolio	$275,099	0.0015	$734,646	0.0041
One Choice 2030 Portfolio	$211,076	0.0015	$563,673	0.0041
One Choice 2035 Portfolio	$303,993	0.0023	$811,806	0.0062
One Choice 2040 Portfolio	$186,037	0.0019	$496,807	0.0050
One Choice 2045 Portfolio	$234,091	0.0026	$625,135	0.0070
One Choice 2050 Portfolio	$107,163	0.0019	$286,175	0.0050
One Choice 2055 Portfolio	$25,580	0.0015	$68,312	0.0040

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86670 1509

ANNUAL REPORT	JULY 31, 2015

One Choice® In Retirement Portfolio R6

One Choice® 2020 Portfolio R6

One Choice® 2025 Portfolio R6

One Choice® 2030 Portfolio R6

One Choice® 2035 Portfolio R6

One Choice® 2040 Portfolio R6

One Choice® 2045 Portfolio R6

One Choice® 2050 Portfolio R6

One Choice® 2055 Portfolio R6

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice In Retirement Portfolio R6 — R6 Class	ARDTX	4.14%	6.28%	7/31/13
S&P Target Date Retirement Income Index	—	3.27%	4.77%	—
One Choice 2020 Portfolio R6 — R6 Class	ARBDX	4.55%	6.87%	7/31/13
S&P Target Date To 2020 Index	—	3.87%	6.21%	—
One Choice 2025 Portfolio R6 — R6 Class	ARWDX	5.05%	7.52%	7/31/13
S&P Target Date To 2025 Index	—	4.17%	6.80%	—
One Choice 2030 Portfolio R6 — R6 Class	ARCUX	5.94%	8.19%	7/31/13
S&P Target Date To 2030 Index	—	4.44%	7.32%	—
One Choice 2035 Portfolio R6 — R6 Class	ARLDX	6.74%	8.94%	7/31/13
S&P Target Date To 2035 Index	—	4.64%	7.82%	—
One Choice 2040 Portfolio R6 — R6 Class	ARDUX	7.15%	9.61%	7/31/13
S&P Target Date To 2040 Index	—	4.79%	8.22%	—
One Choice 2045 Portfolio R6 — R6 Class	ARDOX	7.72%	10.15%	7/31/13
S&P Target Date To 2045 Index	—	4.91%	8.58%	—
One Choice 2050 Portfolio R6 — R6 Class	ARFEX	7.76%	10.29%	7/31/13
S&P Target Date To 2050 Index	—	5.00%	8.89%	—
One Choice 2055 Portfolio R6 — R6 Class	AREUX	7.90%	10.53%	7/31/13
S&P Target Date To 2055+ Index	—	5.11%	9.22%	—

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

3

Growth of $10,000 Over Life of One Choice In Retirement Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $11,295

S&P Target Date Retirement Income Index — $10,975

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2020 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $11,421

S&P Target Date To 2020 Index — $11,281

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

4

Growth of $10,000 Over Life of One Choice 2025 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $11,560

S&P Target Date To 2025 Index — $11,404

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2030 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $11,704

S&P Target Date To 2030 Index — $11,517

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

5

Growth of $10,000 Over Life of One Choice 2035 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $11,867

S&P Target Date To 2035 Index — $11,624

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2040 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $12,014

S&P Target Date To 2040 Index — $11,710

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

6

Growth of $10,000 Over Life of One Choice 2045 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $12,132

S&P Target Date To 2045 Index — $11,788

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2050 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $12,164

S&P Target Date To 2050 Index — $11,855

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

7

Growth of $10,000 Over Life of One Choice 2055 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2015
R6 Class — $12,217

S&P Target Date To 2055+ Index — $11,927

*From July 31, 2013, the R6 Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
One Choice In Retirement Portfolio R6 — R6 Class	0.50%
One Choice 2020 Portfolio R6 — R6 Class	0.53%
One Choice 2025 Portfolio R6 — R6 Class	0.56%
One Choice 2030 Portfolio R6 — R6 Class	0.57%
One Choice 2035 Portfolio R6 — R6 Class	0.60%
One Choice 2040 Portfolio R6 — R6 Class	0.63%
One Choice 2045 Portfolio R6 — R6 Class	0.66%
One Choice 2050 Portfolio R6 — R6 Class	0.68%
One Choice 2055 Portfolio R6 — R6 Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

8

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

The One Choice 2015 Portfolio R6 was combined into the One Choice In Retirement Portfolio R6 on March 27, 2015.

In March 2015, we made enhancements to the Portfolios’ underlying asset mixes by adding NT Disciplined Growth Fund, NT International Value Fund, NT International Small-Mid Cap Fund (except for In Retirement Portfolio R6), NT Global Real Estate Fund (replacing U.S. Real Estate Fund), and Global Bond Fund. There were no changes in the overall target equity, fixed-income, and cash allocations, which set each Portfolio’s broad risk/return profile. The enhancements were designed to align Portfolios with future growth opportunities, broaden the fixed-income allocation to hedge interest rate and currency risks, and help manage volatility while optimizing return potential.

Performance Summary

Each of the nine One Choice® Target Date Portfolios R6 advanced for the fiscal year ended July 31, 2015, with returns ranging from 7.90% for the One Choice 2055 Portfolio R6 to 4.14% for the One Choice In Retirement Portfolio R6 (see pages 3-8 for more detailed performance information). Returns for the 12-month period were driven primarily by strong performance of U.S.-based equities, which outperformed their non-U.S. counterparts.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

Global equities endured substantial volatility during the fiscal year as markets contended with concerns about the pace and breadth of global growth, falling energy and commodity prices, and currency volatility as the U.S. dollar strengthened relative to most global currencies. Geopolitical instability also dominated headlines and unsettled markets, from unrest in the Middle East and conflict between Russia and Ukraine, to worries about Greece’s ability to repay its debts and the long-term sustainability of the European Union. Monetary policy divergence of global central banks was another key theme as the U.S. Federal Reserve’s (the Fed) quantitative easing (QE) program came to an end and the likelihood of impending interest rate hikes increased. Meanwhile, the European Central Bank (ECB) instituted a long-awaited QE program and central banks throughout Asia maintained aggressive stimulus policies. Overall, U.S. equities dominated returns, although outperformance was somewhat concentrated during the first half of the period. Non-U.S. equities took over leadership during the second half, but were unable to match the rally seen in U.S. stocks. Broad U.S. indices reached record levels during the period, bolstered by ongoing, if uneven, economic growth with declines in unemployment and gains in employment growth, improving consumer confidence, a strong housing market, and a pick-up in nonresidential construction. Outside of the U.S., while the ECB’s stimulative monetary policies bolstered markets and the European economy showed true signs of recovery, worries persisted about slowing growth and financial market instability in China and deflationary pressures in Japan. Growth equities led value stocks across all market capitalizations both in the U.S. and globally. Non-U.S. developed markets ended the period flat, while emerging markets declined, pressured by stressed commodity prices and currency weakness.

Fixed-income returns around the globe varied during the 12-month period as bond yields fluctuated in response to global economic and monetary policy divergence. After declines in the first part of the fiscal year, U.S. bonds generally rallied on subdued inflation and heightened demand. Commodity and oil price weakness and persistently low inflation led longer-duration bonds to outperform those with shorter durations, with long-term U.S. Treasury securities producing especially strong gains. These forces also led inflation-protected securities to decline and finish the

9

period as some of the worst performers. High-yield bonds struggled during the first half of the fiscal year, but regained leadership later in the period, benefiting from investors’ heightened risk appetite. Non-U.S. bonds generally fell, impacted in large part by currency volatility and regional political and economic instability.

Fund Information

Each Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 12-13 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice In Retirement Portfolio R6 is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice In Retirement Portfolio R6, which seeks current income and capital appreciation.

Portfolio Performance

The Portfolios’ U.S. equity funds generated positive performance for the 12-month period, with NT Heritage Fund (mid-cap growth) and NT Growth Fund producing the largest absolute gains. NT Small Company Fund also advanced substantially, and was a top absolute performer. Although NT International Growth Fund advanced more modestly than many U.S.-based funds, strong security selection in the fund produced considerable outperformance relative to its underlying fund benchmark and contributed to results across all Portfolios. Similarly, despite declining on an absolute basis, NT Emerging Markets Fund (not held by the In Retirement Portfolio R6) strongly outperformed its underlying benchmark. Other funds that outperformed their underlying benchmarks included NT Mid Cap Value Fund and NT Large Company Value Fund. Stock selection in the disciplined equity funds was less successful, with NT Core Equity Plus Fund and NT Equity Growth Fund underperforming their underlying benchmarks. NT Growth Fund was also unable to match the return of its benchmark due to stock selection.

Performance of the Portfolios’ fixed-income segments varied, with NT Diversified Bond Fund producing the strongest absolute returns and contributing to results across all Portfolios. In contrast, International Bond Fund (held by Portfolios at or approaching retirement), which is un-hedged, declined during the year as the U.S. dollar appreciated relative to most global currencies. Funds designed to protect against inflation—Short Duration Inflation Protection Bond Fund (not held by Portfolios further from retirement) and Inflation-Adjusted Bond Fund—declined. However, performance relative to underlying fund benchmarks was positive in Short Duration Inflation Protection Bond Fund, International Bond Fund, and NT Diversified Bond Fund, while the remaining fixed-income funds underperformed their underlying fund benchmarks.

A Look Ahead

We believe that although global economic activity appears to have diminished in breadth, it remains on track for slow yet steady growth. Divergence in global monetary policy is likely to remain a top story in the near future. We see an increasing likelihood that the Fed will raise short-term interest rates before 2015 is out, reflecting the evident improvement in employment, wages, consumer confidence, and financial markets in recent years. The European economy seems to have turned a corner and has begun producing sustainable growth, as evidenced by its fourth-consecutive quarter of expansion. The ECB’s quantitative easing program is likely to support

10

further economic growth, bolster financials markets, and boost investor confidence by increasing the money supply, improving access to credit, and weakening the euro. Meanwhile, the Japanese government’s stimulative policies have weakened the yen, benefiting manufacturers and exporters, including automakers, machinery firms, and technology companies. However, deflationary pressures continue to hamper the consumer-oriented and domestically focused sectors of the economy. In our opinion, a leading risk to global recovery is decelerating growth in China, which accounts for more than 16% of global gross domestic product. Although the government continues to implement aggressive steps to stimulate the economy and support financials markets, the country’s struggles with overinvestment and a build-up in inventories, softening corporate earnings, and falling consumer confidence are unlikely to be resolved in short order. Therefore, we think the combined forces of sluggish and uneven growth, stressed commodities prices, the strong dollar and a looming interest rate increase in the U.S. are likely to continue to lead to heightened levels of market volatility.

11

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2015
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.1%	3.2%
NT Disciplined Growth Fund	1.5%	1.8%	2.2%	2.6%	3.0%
NT Equity Growth Fund	10.0%	9.7%	9.3%	9.2%	9.2%
NT Growth Fund	4.5%	5.3%	6.0%	7.2%	8.9%
NT Heritage Fund	2.2%	3.1%	4.1%	4.4%	4.8%
NT Large Company Value Fund	9.4%	9.6%	9.7%	10.2%	10.6%
NT Mid Cap Value Fund	4.5%	5.1%	5.9%	6.0%	6.0%
NT Small Company Fund	2.0%	1.8%	1.7%	2.4%	3.1%
NT Emerging Markets Fund	—	1.0%	2.1%	2.7%	3.2%
NT Global Real Estate Fund	1.0%	1.2%	1.5%	1.7%	2.0%
NT International Growth Fund	4.5%	4.8%	5.0%	5.8%	6.5%
NT International Small-Mid Cap Fund	—	0.3%	0.6%	0.9%	1.2%
NT International Value Fund	2.3%	2.8%	3.4%	4.1%	4.7%
Total Equity	44.9%	49.5%	54.5%	60.3%	66.4%
Fixed Income
High-Yield Fund	3.8%	3.7%	3.5%	3.2%	2.9%
Inflation-Adjusted Bond Fund	1.5%	2.7%	4.0%	4.8%	5.4%
NT Diversified Bond Fund	21.7%	20.8%	19.8%	17.7%	15.2%
Short Duration Inflation Protection Bond Fund	6.1%	4.6%	3.1%	1.6%	0.3%
Global Bond Fund	7.0%	6.4%	5.8%	5.2%	4.6%
International Bond Fund	5.0%	4.6%	4.1%	2.2%	0.2%
Total Fixed Income	45.1%	42.8%	40.3%	34.7%	28.6%
Premium Money Market Fund	10.0%	7.7%	5.2%	5.0%	5.0%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Category is less than 0.05% of total net assets.

12

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2015
	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Equity
NT Core Equity Plus Fund	3.5%	4.1%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.2%	3.4%	3.5%
NT Equity Growth Fund	9.8%	10.2%	10.2%	10.8%
NT Growth Fund	9.7%	10.5%	10.7%	11.0%
NT Heritage Fund	5.6%	6.5%	6.5%	6.7%
NT Large Company Value Fund	11.8%	13.0%	13.6%	14.2%
NT Mid Cap Value Fund	6.4%	7.1%	6.9%	6.8%
NT Small Company Fund	3.1%	3.0%	3.4%	3.9%
NT Emerging Markets Fund	4.3%	5.1%	5.9%	6.5%
NT Global Real Estate Fund	2.2%	2.5%	2.7%	3.0%
NT International Growth Fund	6.7%	6.9%	6.7%	6.0%
NT International Small-Mid Cap Fund	1.6%	1.9%	2.2%	2.4%
NT International Value Fund	4.9%	5.1%	5.3%	5.4%
Total Equity	72.7%	79.1%	82.0%	84.7%
Fixed Income
High-Yield Fund	2.5%	2.0%	1.8%	1.5%
Inflation-Adjusted Bond Fund	4.9%	4.1%	3.5%	3.0%
NT Diversified Bond Fund	13.0%	10.7%	9.3%	7.7%
Global Bond Fund	4.2%	3.8%	3.4%	3.1%
Total Fixed Income	24.6%	20.6%	18.0%	15.3%
Premium Money Market Fund	2.7%	0.3%	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Category is less than 0.05% of total net assets.

13

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio R6
Actual
R6 Class	$1,000	$1,019.50	$0.00	0.00%(3)	$2.60	0.52%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$2.61	0.52%
One Choice 2020 Portfolio R6
Actual
R6 Class	$1,000	$1,021.50	$0.00	0.00%(3)	$2.66	0.53%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$2.66	0.53%
One Choice 2025 Portfolio R6
Actual
R6 Class	$1,000	$1,024.00	$0.00	0.00%(3)	$2.81	0.56%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$2.81	0.56%
One Choice 2030 Portfolio R6
Actual
R6 Class	$1,000	$1,029.40	$0.00	0.00%(3)	$2.92	0.58%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$2.91	0.58%
One Choice 2035 Portfolio R6
Actual
R6 Class	$1,000	$1,034.60	$0.00	0.00%(3)	$3.03	0.60%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.01	0.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

15

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/15 - 7/31/15	Effective Annualized Expense Ratio(2)
One Choice 2040 Portfolio R6
Actual
R6 Class	$1,000	$1,038.00	$0.00	0.00%(3)	$3.13	0.62%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.11	0.62%
One Choice 2045 Portfolio R6
Actual
R6 Class	$1,000	$1,042.30	$0.00	0.00%(3)	$3.34	0.66%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.31	0.66%
One Choice 2050 Portfolio R6
Actual
R6 Class	$1,000	$1,043.20	$0.00	0.00%(3)	$3.39	0.67%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.36	0.67%
One Choice 2055 Portfolio R6
Actual
R6 Class	$1,000	$1,044.40	$0.00	0.00%(3)	$3.45	0.68%
Hypothetical
R6 Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.41	0.68%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

16

Schedules of Investments

JULY 31, 2015

One Choice In Retirement Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.1%
NT Core Equity Plus Fund Institutional Class	164,035	$2,414,588
NT Disciplined Growth Fund Institutional Class(2)	120,088	1,208,082
NT Equity Growth Fund Institutional Class	644,535	8,024,455
NT Growth Fund R6 Class	231,653	3,613,779
NT Heritage Fund R6 Class	126,485	1,808,733
NT Large Company Value Fund R6 Class	611,321	7,592,602
NT Mid Cap Value Fund R6 Class	284,831	3,617,348
NT Small Company Fund Institutional Class	160,562	1,612,044
		29,891,631
Domestic Fixed Income Funds — 33.1%
High-Yield Fund R6 Class	533,969	3,075,662
Inflation-Adjusted Bond Fund Institutional Class	104,282	1,210,720
NT Diversified Bond Fund R6 Class	1,607,546	17,425,797
Short Duration Inflation Protection Bond Fund R6 Class	484,195	4,904,892
		26,617,071
International Fixed Income Funds — 12.0%
Global Bond Fund R6 Class	573,214	5,640,425
International Bond Fund R6 Class	327,024	4,022,391
		9,662,816
Money Market Funds — 10.0%
Premium Money Market Fund Investor Class	8,024,410	8,024,410
International Equity Funds — 7.8%
NT Global Real Estate Fund R6 Class(2)	84,024	807,471
NT International Growth Fund R6 Class	313,404	3,629,223
NT International Value Fund R6 Class(2)	182,445	1,818,973
		6,255,667
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $79,817,250)		80,451,595
OTHER ASSETS AND LIABILITIES†		(27)
TOTAL NET ASSETS — 100.0%		$80,451,568

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

17

JULY 31, 2015

One Choice 2020 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 39.4%
NT Core Equity Plus Fund Institutional Class	242,245	$3,565,840
NT Disciplined Growth Fund Institutional Class(2)	217,105	2,184,074
NT Equity Growth Fund Institutional Class	930,166	11,580,572
NT Growth Fund R6 Class	401,708	6,266,638
NT Heritage Fund R6 Class	254,356	3,637,290
NT Large Company Value Fund R6 Class	917,025	11,389,447
NT Mid Cap Value Fund R6 Class	482,809	6,131,680
NT Small Company Fund Institutional Class	210,845	2,116,885
		46,872,426
Domestic Fixed Income Funds — 31.8%
High-Yield Fund R6 Class	765,611	4,409,919
Inflation-Adjusted Bond Fund Institutional Class	280,361	3,254,989
NT Diversified Bond Fund R6 Class	2,280,994	24,725,972
Short Duration Inflation Protection Bond Fund R6 Class	544,174	5,512,484
		37,903,364
International Fixed Income Funds — 11.0%
Global Bond Fund R6 Class	780,369	7,678,827
International Bond Fund R6 Class	440,986	5,424,132
		13,102,959
International Equity Funds — 10.1%
NT Emerging Markets Fund R6 Class	114,265	1,191,782
NT Global Real Estate Fund R6 Class(2)	152,578	1,466,270
NT International Growth Fund R6 Class	486,210	5,630,310
NT International Small-Mid Cap Fund R6 Class(2)	31,399	332,514
NT International Value Fund R6 Class(2)	337,606	3,365,930
		11,986,806
Money Market Funds — 7.7%
Premium Money Market Fund Investor Class	9,211,606	9,211,606
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $118,502,579)		119,077,161
OTHER ASSETS AND LIABILITIES†		(39)
TOTAL NET ASSETS — 100.0%		$119,077,122

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

18

JULY 31, 2015

One Choice 2025 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 41.9%
NT Core Equity Plus Fund Institutional Class	251,434	$3,701,101
NT Disciplined Growth Fund Institutional Class(2)	271,375	2,730,028
NT Equity Growth Fund Institutional Class	921,803	11,476,446
NT Growth Fund R6 Class	474,113	7,396,166
NT Heritage Fund R6 Class	351,555	5,027,237
NT Large Company Value Fund R6 Class	963,590	11,967,783
NT Mid Cap Value Fund R6 Class	574,740	7,299,193
NT Small Company Fund Institutional Class	217,069	2,179,375
		51,777,329
Domestic Fixed Income Funds — 30.4%
High-Yield Fund R6 Class	754,287	4,344,693
Inflation-Adjusted Bond Fund Institutional Class	418,860	4,862,961
NT Diversified Bond Fund R6 Class	2,256,867	24,464,442
Short Duration Inflation Protection Bond Fund R6 Class	374,932	3,798,059
		37,470,155
International Equity Funds — 12.6%
NT Emerging Markets Fund R6 Class	251,321	2,621,279
NT Global Real Estate Fund R6 Class(2)	190,105	1,826,912
NT International Growth Fund R6 Class	529,748	6,134,484
NT International Small-Mid Cap Fund R6 Class(2)	69,869	739,917
NT International Value Fund R6 Class(2)	426,836	4,255,552
		15,578,144
International Fixed Income Funds — 9.9%
Global Bond Fund R6 Class	732,291	7,205,746
International Bond Fund R6 Class	407,320	5,010,041
		12,215,787
Money Market Funds — 5.2%
Premium Money Market Fund Investor Class	6,466,570	6,466,570
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $122,766,874)		123,507,985
OTHER ASSETS AND LIABILITIES†		(39)
TOTAL NET ASSETS — 100.0%		$123,507,946

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

19

JULY 31, 2015

One Choice 2030 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 45.1%
NT Core Equity Plus Fund Institutional Class	264,919	$3,899,613
NT Disciplined Growth Fund Institutional Class(2)	321,070	3,229,963
NT Equity Growth Fund Institutional Class	927,203	11,543,671
NT Growth Fund R6 Class	578,322	9,021,823
NT Heritage Fund R6 Class	381,693	5,458,210
NT Large Company Value Fund R6 Class	1,028,094	12,768,931
NT Mid Cap Value Fund R6 Class	595,044	7,557,055
NT Small Company Fund Institutional Class	298,649	2,998,432
		56,477,698
Domestic Fixed Income Funds — 27.3%
High-Yield Fund R6 Class	698,704	4,024,535
Inflation-Adjusted Bond Fund Institutional Class	517,970	6,013,629
NT Diversified Bond Fund R6 Class	2,040,935	22,123,737
Short Duration Inflation Protection Bond Fund R6 Class	197,230	1,997,938
		34,159,839
International Equity Funds — 15.2%
NT Emerging Markets Fund R6 Class	324,672	3,386,333
NT Global Real Estate Fund R6 Class(2)	225,431	2,166,391
NT International Growth Fund R6 Class	625,262	7,240,529
NT International Small-Mid Cap Fund R6 Class(2)	107,858	1,142,218
NT International Value Fund R6 Class(2)	512,018	5,104,822
		19,040,293
International Fixed Income Funds — 7.4%
Global Bond Fund R6 Class	659,791	6,492,348
International Bond Fund R6 Class	224,217	2,757,870
		9,250,218
Money Market Funds — 5.0%
Premium Money Market Fund Investor Class	6,241,726	6,241,726
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $124,157,843)		125,169,774
OTHER ASSETS AND LIABILITIES†		(36)
TOTAL NET ASSETS — 100.0%		$125,169,738

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

20

JULY 31, 2015

One Choice 2035 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 48.8%
NT Core Equity Plus Fund Institutional Class	208,414	$3,067,861
NT Disciplined Growth Fund Institutional Class(2)	278,463	2,801,336
NT Equity Growth Fund Institutional Class	700,839	8,725,448
NT Growth Fund R6 Class	538,925	8,407,225
NT Heritage Fund R6 Class	314,336	4,495,006
NT Large Company Value Fund R6 Class	804,042	9,986,201
NT Mid Cap Value Fund R6 Class	449,128	5,703,928
NT Small Company Fund Institutional Class	295,592	2,967,741
		46,154,746
Domestic Fixed Income Funds — 23.8%
High-Yield Fund R6 Class	468,180	2,696,717
Inflation-Adjusted Bond Fund Institutional Class	436,396	5,066,554
NT Diversified Bond Fund R6 Class	1,335,502	14,476,838
Short Duration Inflation Protection Bond Fund R6 Class	30,676	310,751
		22,550,860
International Equity Funds — 17.6%
NT Emerging Markets Fund R6 Class	291,059	3,035,750
NT Global Real Estate Fund R6 Class(2)	195,211	1,875,980
NT International Growth Fund R6 Class	529,508	6,131,699
NT International Small-Mid Cap Fund R6 Class(2)	109,573	1,160,375
NT International Value Fund R6 Class(2)	446,118	4,447,801
		16,651,605
Money Market Funds — 5.0%
Premium Money Market Fund Investor Class	4,718,552	4,718,552
International Fixed Income Funds — 4.8%
Global Bond Fund R6 Class	440,467	4,334,200
International Bond Fund R6 Class	15,424	189,721
		4,523,921
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $93,488,768)		94,599,684
OTHER ASSETS AND LIABILITIES†		(24)
TOTAL NET ASSETS — 100.0%		$94,599,660

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

21

JULY 31, 2015

One Choice 2040 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 53.0%
NT Core Equity Plus Fund Institutional Class	189,384	$2,787,727
NT Disciplined Growth Fund Institutional Class(2)	246,085	2,475,614
NT Equity Growth Fund Institutional Class	629,217	7,833,745
NT Growth Fund R6 Class	493,710	7,701,883
NT Heritage Fund R6 Class	309,494	4,425,768
NT Large Company Value Fund R6 Class	756,176	9,391,702
NT Mid Cap Value Fund R6 Class	402,177	5,107,653
NT Small Company Fund Institutional Class	249,440	2,504,379
		42,228,471
Domestic Fixed Income Funds — 20.4%
High-Yield Fund R6 Class	338,070	1,947,283
Inflation-Adjusted Bond Fund Institutional Class	336,478	3,906,511
NT Diversified Bond Fund R6 Class	956,078	10,363,886
		16,217,680
International Equity Funds — 19.7%
NT Emerging Markets Fund R6 Class	325,265	3,392,511
NT Global Real Estate Fund R6 Class(2)	184,962	1,777,482
NT International Growth Fund R6 Class	460,069	5,327,600
NT International Small-Mid Cap Fund R6 Class(2)	115,638	1,224,606
NT International Value Fund R6 Class(2)	393,743	3,925,615
		15,647,814
International Fixed Income Funds — 4.2%
Global Bond Fund R6 Class	337,690	3,322,868
Money Market Funds — 2.7%
Premium Money Market Fund Investor Class	2,185,829	2,185,829
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $78,732,289)		79,602,662
OTHER ASSETS AND LIABILITIES†		(18)
TOTAL NET ASSETS — 100.0%		$79,602,644

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

22

JULY 31, 2015

One Choice 2045 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 57.6%
NT Core Equity Plus Fund Institutional Class	169,985	$2,502,184
NT Disciplined Growth Fund Institutional Class(2)	195,047	1,962,173
NT Equity Growth Fund Institutional Class	499,257	6,215,748
NT Growth Fund R6 Class	408,371	6,370,591
NT Heritage Fund R6 Class	275,899	3,945,355
NT Large Company Value Fund R6 Class	639,283	7,939,889
NT Mid Cap Value Fund R6 Class	339,132	4,306,975
NT Small Company Fund Institutional Class	181,271	1,819,956
		35,062,871
International Equity Funds — 21.5%
NT Emerging Markets Fund R6 Class	299,905	3,128,005
NT Global Real Estate Fund R6 Class(2)	156,948	1,508,269
NT International Growth Fund R6 Class	364,636	4,222,489
NT International Small-Mid Cap Fund R6 Class(2)	106,643	1,129,345
NT International Value Fund R6 Class(2)	312,293	3,113,565
		13,101,673
Domestic Fixed Income Funds — 16.8%
High-Yield Fund R6 Class	214,700	1,236,671
Inflation-Adjusted Bond Fund Institutional Class	215,271	2,499,294
NT Diversified Bond Fund R6 Class	597,376	6,475,559
		10,211,524
International Fixed Income Funds — 3.8%
Global Bond Fund R6 Class	235,756	2,319,840
Money Market Funds — 0.3%
Premium Money Market Fund Investor Class	152,091	152,091
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $59,947,206)		60,847,999
OTHER ASSETS AND LIABILITIES†		(11)
TOTAL NET ASSETS — 100.0%		$60,847,988

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

23

JULY 31, 2015

One Choice 2050 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 59.2%
NT Core Equity Plus Fund Institutional Class	128,971	$1,898,447
NT Disciplined Growth Fund Institutional Class(2)	140,431	1,412,735
NT Equity Growth Fund Institutional Class	345,812	4,305,353
NT Growth Fund R6 Class	288,263	4,496,902
NT Heritage Fund R6 Class	193,124	2,761,672
NT Large Company Value Fund R6 Class	462,491	5,744,144
NT Mid Cap Value Fund R6 Class	229,149	2,910,190
NT Small Company Fund Institutional Class	140,989	1,415,532
		24,944,975
International Equity Funds — 22.8%
NT Emerging Markets Fund R6 Class	237,679	2,478,996
NT Global Real Estate Fund R6 Class(2)	119,593	1,149,284
NT International Growth Fund R6 Class	243,342	2,817,904
NT International Small-Mid Cap Fund R6 Class(2)	86,191	912,758
NT International Value Fund R6 Class(2)	224,291	2,236,181
		9,595,123
Domestic Fixed Income Funds — 14.6%
High-Yield Fund R6 Class	130,914	754,063
Inflation-Adjusted Bond Fund Institutional Class	129,578	1,504,397
NT Diversified Bond Fund R6 Class	360,822	3,911,315
		6,169,775
International Fixed Income Funds — 3.4%
Global Bond Fund R6 Class	147,575	1,452,136
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $41,673,739)		42,162,009
OTHER ASSETS AND LIABILITIES†		(7)
TOTAL NET ASSETS — 100.0%		$42,162,002

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

24

JULY 31, 2015

One Choice 2055 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund Institutional Class	58,189	$856,537
NT Disciplined Growth Fund Institutional Class(2)	65,726	661,204
NT Equity Growth Fund Institutional Class	164,256	2,044,993
NT Growth Fund R6 Class	134,076	2,091,581
NT Heritage Fund R6 Class	89,651	1,282,010
NT Large Company Value Fund R6 Class	217,873	2,705,980
NT Mid Cap Value Fund R6 Class	102,229	1,298,312
NT Small Company Fund Institutional Class	72,946	732,379
		11,672,996
International Equity Funds — 23.3%
NT Emerging Markets Fund R6 Class	117,987	1,230,608
NT Global Real Estate Fund R6 Class(2)	58,564	562,799
NT International Growth Fund R6 Class	98,548	1,141,183
NT International Small-Mid Cap Fund R6 Class(2)	43,871	464,598
NT International Value Fund R6 Class(2)	103,909	1,035,973
		4,435,161
Domestic Fixed Income Funds — 12.2%
High-Yield Fund R6 Class	49,728	286,434
Inflation-Adjusted Bond Fund Institutional Class	49,360	573,068
NT Diversified Bond Fund R6 Class	134,394	1,456,826
		2,316,328
International Fixed Income Funds — 3.1%
Global Bond Fund R6 Class	59,130	581,840
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $18,780,254)		19,006,325
OTHER ASSETS AND LIABILITIES†		(3)
TOTAL NET ASSETS — 100.0%		$19,006,322

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

25

Statements of Assets and Liabilities

JULY 31, 2015
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $79,817,250, $118,502,579 and $122,766,874, respectively)	$80,451,595	$119,077,161	$123,507,985
Receivable for investments sold	2,626	—	—
Receivable for capital shares sold	52,488	787,246	824,338
Distributions receivable from affiliates	47,779	65,415	66,253
	80,554,488	119,929,822	124,398,576

Liabilities
Payable for investments purchased	47,807	744,870	641,949
Payable for capital shares redeemed	55,113	107,830	248,681
	102,920	852,700	890,630

Net Assets	$80,451,568	$119,077,122	$123,507,946

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	7,672,935	10,894,987	11,117,127

Net Asset Value Per Share	$10.49	$10.93	$11.11

Net Assets Consist of:
Capital (par value and paid-in surplus)	$80,319,810	$116,639,669	$120,526,532
Undistributed net investment income	59,549	515,975	605,794
Accumulated undistributed net realized gain (loss)	(562,136)	1,346,896	1,634,509
Net unrealized appreciation	634,345	574,582	741,111
	$80,451,568	$119,077,122	$123,507,946

See Notes to Financial Statements.

26

JULY 31, 2015
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $124,157,843, $93,488,768 and $78,732,289, respectively)	$125,169,774	$94,599,684	$79,602,662
Receivable for capital shares sold	641,227	511,630	548,103
Distributions receivable from affiliates	59,319	39,291	27,722
	125,870,320	95,150,605	80,178,487

Liabilities
Payable for investments purchased	598,670	529,527	488,063
Payable for capital shares redeemed	101,912	21,418	87,780
	700,582	550,945	575,843

Net Assets	$125,169,738	$94,599,660	$79,602,644

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	11,159,173	8,323,189	6,947,321

Net Asset Value Per Share	$11.22	$11.37	$11.46

Net Assets Consist of:
Capital (par value and paid-in surplus)	$121,815,257	$91,239,747	$76,739,336
Undistributed net investment income	506,146	413,025	286,913
Undistributed net realized gain	1,836,404	1,835,972	1,706,022
Net unrealized appreciation	1,011,931	1,110,916	870,373
	$125,169,738	$94,599,660	$79,602,644

See Notes to Financial Statements.

27

JULY 31, 2015
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $59,947,206, $41,673,739 and $18,780,254, respectively)	$60,847,999	$42,162,009	$19,006,325
Receivable for investments sold	—	—	3,232
Receivable for capital shares sold	305,308	194,789	62,031
Distributions receivable from affiliates	17,857	10,789	4,021
	61,171,164	42,367,587	19,075,609

Liabilities
Payable for investments purchased	319,073	205,124	4,024
Payable for capital shares redeemed	4,103	461	65,263
	323,176	205,585	69,287

Net Assets	$60,847,988	$42,162,002	$19,006,322

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	5,260,538	3,641,299	1,615,597

Net Asset Value Per Share	$11.57	$11.58	$11.76

Net Assets Consist of:
Capital (par value and paid-in surplus)	$58,246,766	$40,430,151	$18,210,077
Undistributed net investment income	233,483	144,294	63,124
Undistributed net realized gain	1,466,946	1,099,287	507,050
Net unrealized appreciation	900,793	488,270	226,071
	$60,847,988	$42,162,002	$19,006,322

See Notes to Financial Statements.

28

Statements of Operations

YEAR ENDED JULY 31, 2015
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$585,430	$1,495,676	$1,603,965

Expenses:
Directors' fees and expenses	916	2,276	2,564

Net investment income (loss)	584,514	1,493,400	1,601,401

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(309,764)	(348,442)	(330,258)
Capital gain distributions received from underlying funds	497,760	1,885,702	2,027,313
	187,996	1,537,260	1,697,055

Change in net unrealized appreciation (depreciation) on investments in underlying funds	24,264	(331,967)	(56,483)

Net realized and unrealized gain (loss) on affiliates	212,260	1,205,293	1,640,572

Net Increase (Decrease) in Net Assets Resulting from Operations	$796,774	$2,698,693	$3,241,973

See Notes to Financial Statements.

29

YEAR ENDED JULY 31, 2015
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$1,425,735	$1,272,235	$1,003,733

Expenses:
Directors' fees and expenses	2,256	2,009	1,518

Net investment income (loss)	1,423,479	1,270,226	1,002,215

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(187,404)	(274,104)	(98,199)
Capital gain distributions received from underlying funds	2,096,053	2,143,536	1,835,075
	1,908,649	1,869,432	1,736,876

Change in net unrealized appreciation (depreciation) on investments in underlying funds	112,382	457,060	261,163

Net realized and unrealized gain (loss) on affiliates	2,021,031	2,326,492	1,998,039

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,444,510	$3,596,718	$3,000,254

See Notes to Financial Statements.

30

YEAR ENDED JULY 31, 2015
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$857,373	$573,140	$253,595

Expenses:
Directors' fees and expenses	1,284	857	386

Net investment income (loss)	856,089	572,283	253,209

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(170,094)	(40,048)	(7,636)
Capital gain distributions received from underlying funds	1,663,561	1,158,002	519,980
	1,493,467	1,117,954	512,344

Change in net unrealized appreciation (depreciation) on investments in underlying funds	315,645	71,068	18,879

Net realized and unrealized gain (loss) on affiliates	1,809,112	1,189,022	531,223

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,665,201	$1,761,305	$784,432

See Notes to Financial Statements.

31

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice In Retirement Portfolio R6		One Choice 2020 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$584,514	$142,056	$1,493,400	$531,660
Net realized gain (loss)	187,996	79,824	1,537,260	235,404
Change in net unrealized appreciation (depreciation)	24,264	272,627	(331,967)	906,549
Net increase (decrease) in net assets resulting from operations	796,774	494,507	2,698,693	1,673,613

Distributions to Shareholders
From net investment income	(535,371)	(131,650)	(1,214,185)	(294,116)
From net realized gains	(586,562)	—	(426,552)	—
Decrease in net assets from distributions	(1,121,933)	(131,650)	(1,640,737)	(294,116)

Capital Share Transactions
Proceeds from shares sold	40,192,390	13,246,418	87,649,144	49,949,965
Issued in connection with reorganization (Note 9)	45,158,345	—	—	—
Proceeds from reinvestment of distributions	1,120,548	131,650	1,640,737	294,116
Payments for shares redeemed	(17,186,376)	(2,274,105)	(13,356,696)	(9,562,597)
Net increase (decrease) in net assets from capital share transactions	69,284,907	11,103,963	75,933,185	40,681,484

Net increase (decrease) in net assets	68,959,748	11,466,820	76,991,141	42,060,981

Net Assets
Beginning of period	11,491,820	25,000	42,085,981	25,000
End of period	$80,451,568	$11,491,820	$119,077,122	$42,085,981

Undistributed net investment income	$59,549	$10,406	$515,975	$237,544

Transactions in Shares of the Funds
Sold	3,806,507	1,283,610	8,057,674	4,797,115
Issued in connection with reorganization (Note 9)	4,307,104	—	—	—
Issued in reinvestment of distributions	105,754	12,633	151,920	28,444
Redeemed	(1,628,527)	(216,646)	(1,223,397)	(919,269)
Net increase (decrease) in shares of the funds	6,590,838	1,079,597	6,986,197	3,906,290

See Notes to Financial Statements.

32

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2025 Portfolio R6		One Choice 2030 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$1,601,401	$367,500	$1,423,479	$386,557
Net realized gain (loss)	1,697,055	181,382	1,908,649	250,873
Change in net unrealized appreciation (depreciation)	(56,483)	797,594	112,382	899,549
Net increase (decrease) in net assets resulting from operations	3,241,973	1,346,476	3,444,510	1,536,979

Distributions to Shareholders
From net investment income	(1,205,349)	(157,758)	(1,109,196)	(194,694)
From net realized gains	(243,928)	—	(323,118)	—
Decrease in net assets from distributions	(1,449,277)	(157,758)	(1,432,314)	(194,694)

Capital Share Transactions
Proceeds from shares sold	92,930,987	43,877,013	98,987,973	39,637,910
Proceeds from reinvestment of distributions	1,449,277	157,758	1,432,314	194,694
Payments for shares redeemed	(13,430,136)	(4,483,367)	(13,539,580)	(4,923,054)
Net increase (decrease) in net assets from capital share transactions	80,950,128	39,551,404	86,880,707	34,909,550

Net increase (decrease) in net assets	82,742,824	40,740,122	88,892,903	36,251,835

Net Assets
Beginning of period	40,765,122	25,000	36,276,835	25,000
End of period	$123,507,946	$40,765,122	$125,169,738	$36,276,835

Undistributed net investment income	$605,794	$209,742	$506,146	$191,863

Transactions in Shares of the Funds
Sold	8,440,455	4,168,621	8,908,831	3,779,280
Issued in reinvestment of distributions	132,354	15,169	130,092	18,649
Redeemed	(1,213,817)	(428,155)	(1,213,721)	(466,458)
Net increase (decrease) in shares of the funds	7,358,992	3,755,635	7,825,202	3,331,471

See Notes to Financial Statements.

33

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2035 Portfolio R6		One Choice 2040 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$1,270,226	$313,194	$1,002,215	$287,976
Net realized gain (loss)	1,869,432	235,337	1,736,876	244,858
Change in net unrealized appreciation (depreciation)	457,060	653,856	261,163	609,210
Net increase (decrease) in net assets resulting from operations	3,596,718	1,202,387	3,000,254	1,142,044

Distributions to Shareholders
From net investment income	(1,009,530)	(160,865)	(839,684)	(163,594)
From net realized gains	(268,797)	—	(275,712)	—
Decrease in net assets from distributions	(1,278,327)	(160,865)	(1,115,396)	(163,594)

Capital Share Transactions
Proceeds from shares sold	69,104,390	32,425,529	55,398,695	28,728,451
Proceeds from reinvestment of distributions	1,278,327	160,865	1,115,396	163,594
Payments for shares redeemed	(9,554,198)	(2,200,166)	(6,655,460)	(2,036,340)
Net increase (decrease) in net assets from capital share transactions	60,828,519	30,386,228	49,858,631	26,855,705

Net increase (decrease) in net assets	63,146,910	31,427,750	51,743,489	27,834,155

Net Assets
Beginning of period	31,452,750	25,000	27,859,155	25,000
End of period	$94,599,660	$31,452,750	$79,602,644	$27,859,155

Undistributed net investment income	$413,025	$152,329	$286,913	$124,382

Transactions in Shares of the Funds
Sold	6,175,050	3,065,738	4,902,086	2,702,785
Issued in reinvestment of distributions	115,061	15,350	99,678	15,536
Redeemed	(844,540)	(205,970)	(585,894)	(189,370)
Net increase (decrease) in shares of the funds	5,445,571	2,875,118	4,415,870	2,528,951

See Notes to Financial Statements.

34

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2045 Portfolio R6		One Choice 2050 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$856,089	$226,144	$572,283	$165,635
Net realized gain (loss)	1,493,467	190,627	1,117,954	144,539
Change in net unrealized appreciation (depreciation)	315,645	585,148	71,068	417,202
Net increase (decrease) in net assets resulting from operations	2,665,201	1,001,919	1,761,305	727,376

Distributions to Shareholders
From net investment income	(723,825)	(124,925)	(498,177)	(95,447)
From net realized gains	(217,148)	—	(163,206)	—
Decrease in net assets from distributions	(940,973)	(124,925)	(661,383)	(95,447)

Capital Share Transactions
Proceeds from shares sold	43,173,005	23,496,563	27,960,831	17,740,478
Proceeds from reinvestment of distributions	940,973	124,925	661,383	95,447
Payments for shares redeemed	(7,688,212)	(1,825,488)	(4,541,489)	(1,511,499)
Net increase (decrease) in net assets from capital share transactions	36,425,766	21,796,000	24,080,725	16,324,426

Net increase (decrease) in net assets	38,149,994	22,672,994	25,180,647	16,956,355

Net Assets
Beginning of period	22,697,994	25,000	16,981,355	25,000
End of period	$60,847,988	$22,697,994	$42,162,002	$16,981,355

Undistributed net investment income	$233,483	$101,219	$144,294	$70,188

Transactions in Shares of the Funds
Sold	3,797,033	2,206,518	2,445,258	1,662,180
Issued in reinvestment of distributions	83,494	11,819	58,633	9,030
Redeemed	(671,367)	(169,459)	(396,678)	(139,624)
Net increase (decrease) in shares of the funds	3,209,160	2,048,878	2,107,213	1,531,586

See Notes to Financial Statements.

35

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
	One Choice 2055 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$253,209	$31,310
Net realized gain (loss)	512,344	5,741
Change in net unrealized appreciation (depreciation)	18,879	207,192
Net increase (decrease) in net assets resulting from operations	784,432	244,243

Distributions to Shareholders
From net investment income	(216,714)	(4,681)
From net realized gains	(11,035)	—
Decrease in net assets from distributions	(227,749)	(4,681)

Capital Share Transactions
Proceeds from shares sold	13,252,561	7,774,153
Proceeds from reinvestment of distributions	227,749	4,681
Payments for shares redeemed	(2,239,299)	(834,768)
Net increase (decrease) in net assets from capital share transactions	11,241,011	6,944,066

Net increase (decrease) in net assets	11,797,694	7,183,628

Net Assets
Beginning of period	7,208,628	25,000
End of period	$19,006,322	$7,208,628

Undistributed net investment income	$63,124	$26,629

Transactions in Shares of the Funds
Sold	1,143,643	720,089
Issued in reinvestment of distributions	19,874	440
Redeemed	(194,007)	(76,942)
Net increase (decrease) in shares of the funds	969,510	643,587

See Notes to Financial Statements.

36

Notes to Financial Statements
014
JULY 31, 2015

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The corporation is authorized to issue 4,000,000,000 shares. One Choice In Retirement Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6 and One Choice 2055 Portfolio R6 (collectively, the funds) are nine funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds are diversified as defined under the 1940 Act. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio R6 is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the eight target date One Choice Portfolios R6 is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target asset mix will become fixed and will match that of One Choice In Retirement Portfolio R6.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

37

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio R6. Distributions from net investment income, if any, are generally declared and paid annually for the eight target date One Choice Portfolios R6. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation’s investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2015 were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Purchases	$40,301,289	$96,389,952	$105,182,106	$109,127,138	$80,618,040
Sales	$16,187,713	$18,718,376	$22,052,514	$20,159,187	$17,654,070

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Purchases	$63,907,899	$49,827,315	$32,142,469	$14,887,205
Sales	$12,327,362	$11,822,864	$6,992,838	$3,100,752

38

5. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2015 follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value(3)
One Choice In Retirement Portfolio R6
NT Core Equity Plus Fund	$341,065	$1,149,218	$439,168	$(13,069)	$60,681	$2,414,588
NT Disciplined Growth Fund(4)	—	648,043	133,869	(1,058)	—	1,208,082
NT Equity Growth Fund	1,136,842	4,030,161	1,704,575	(35,997)	191,906	8,024,455
NT Growth Fund	738,548	1,998,074	1,253,216	(32,098)	156,128	3,613,779
NT Heritage Fund	283,692	812,238	378,610	3,872	18,852	1,808,733
NT Large Company Value Fund	1,249,918	3,912,403	1,884,276	(7,775)	170,967	7,592,602
NT Mid Cap Value Fund	456,714	1,763,479	616,355	(7,903)	80,935	3,617,348
NT Small Company Fund	225,405	778,318	271,831	(10,165)	37,620	1,612,044
Real Estate Fund	113,917	106,769	210,169	31,479	2,738	—
High-Yield Fund	438,528	1,406,293	430,435	(21,122)	82,757	3,075,662
Inflation-Adjusted Bond Fund	173,671	536,941	164,298	(3,665)	6,288	1,210,720
NT Diversified Bond Fund	3,083,503	8,687,542	3,962,010	(31,389)	205,259	17,425,797
Short Duration Inflation Protection Bond Fund	707,909	2,127,046	706,350	(15,044)	9,751	4,904,892
Global Bond Fund	—	3,197,008	676,403	(8,723)	—	5,640,425
International Bond Fund	811,100	2,358,774	1,327,625	(135,242)	25,331	4,022,391
Premium Money Market Fund	1,161,123	3,543,144	1,234,272	—	371	8,024,410
NT Global Real Estate Fund(4)	—	458,027	69,072	(1,001)	—	807,471
NT International Growth Fund	569,888	1,746,975	818,245	(21,164)	33,606	3,629,223
NT International Value Fund(4)	—	1,040,836	216,698	300	—	1,818,973
	$11,491,823	$40,301,289	$16,497,477	$(309,764)	$1,083,190	$80,451,595

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Ending value may include underlying fund investments transferred as a result of an agreement and plan of reorganization. (Note 9)

(4)	Non-income producing.

39

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio R6
NT Core Equity Plus Fund	$1,250,258	$2,487,572	$128,691	$(7,180)	$193,268	$3,565,840
NT Disciplined Growth Fund(3)	—	2,227,754	64,849	(420)	—	2,184,074
NT Equity Growth Fund	4,004,969	8,286,323	627,490	(31,656)	604,525	11,580,572
NT Growth Fund	3,282,909	5,870,916	3,027,349	(101,004)	632,341	6,266,638
NT Heritage Fund	1,515,078	2,493,360	661,479	19,885	89,496	3,637,290
NT Large Company Value Fund	4,674,979	8,881,601	2,195,174	(12,052)	548,698	11,389,447
NT Mid Cap Value Fund	2,047,314	4,443,511	303,932	(8,649)	301,046	6,131,680
NT Small Company Fund	827,789	1,606,711	318,828	(19,570)	134,319	2,116,885
Real Estate Fund	534,525	490,251	980,127	134,147	12,209	—
High-Yield Fund	1,543,011	3,176,662	157,668	(8,258)	165,634	4,409,919
Inflation-Adjusted Bond Fund	1,266,992	2,286,517	247,495	(7,491)	22,526	3,254,989
NT Diversified Bond Fund	10,790,760	20,156,353	6,182,905	(26,078)	441,422	24,725,972
Short Duration Inflation Protection Bond Fund	1,832,065	3,929,653	194,753	(4,548)	24,580	5,512,484
Global Bond Fund	—	7,804,681	51,695	(855)	—	7,678,827
International Bond Fund	2,504,281	5,021,144	1,785,616	(213,710)	76,783	5,424,132
NT Emerging Markets Fund	471,944	839,364	67,670	359	2,880	1,191,782
NT Global Real Estate Fund(3)	—	1,539,883	30,092	(361)	—	1,466,270
NT International Growth Fund	2,456,800	4,441,411	1,459,297	(61,699)	131,102	5,630,310
NT International Small-Mid Cap Fund(3)	—	338,442	21,924	511	—	332,514
NT International Value Fund(3)	—	3,531,151	152,378	187	—	3,365,930
Premium Money Market Fund	3,082,320	6,536,692	407,406	—	549	9,211,606
	$42,085,994	$96,389,952	$19,066,818	$(348,442)	$3,381,378	$119,077,161

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

40

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio R6
NT Core Equity Plus Fund	$1,213,420	$2,666,615	$132,105	$(4,284)	$198,922	$3,701,101
NT Disciplined Growth Fund(3)	—	2,752,927	44,979	(156)	—	2,730,028
NT Equity Growth Fund	3,728,846	8,692,335	888,355	(31,682)	594,138	11,476,446
NT Growth Fund	3,630,686	7,258,723	3,714,459	(81,837)	711,960	7,396,166
NT Heritage Fund	1,818,718	3,600,797	834,550	17,346	114,300	5,027,237
NT Large Company Value Fund	4,583,666	9,828,302	2,528,494	(12,242)	568,204	11,967,783
NT Mid Cap Value Fund	2,236,541	5,378,277	252,673	(7,880)	358,962	7,299,193
NT Small Company Fund	953,203	1,889,577	692,243	(24,720)	152,958	2,179,375
Real Estate Fund	617,785	871,600	1,446,023	146,502	15,304	—
High-Yield Fund	1,413,533	3,158,027	66,652	(3,348)	174,681	4,344,693
Inflation-Adjusted Bond Fund	1,702,086	3,483,897	228,509	(8,261)	35,752	4,862,961
NT Diversified Bond Fund	10,015,327	21,468,836	6,892,844	(33,454)	465,161	24,464,442
Short Duration Inflation Protection Bond Fund	1,145,472	2,760,872	73,472	(2,433)	16,243	3,798,059
NT Emerging Markets Fund	912,767	1,975,221	174,735	(4,212)	7,904	2,621,279
NT Global Real Estate Fund(3)	—	1,898,697	3,385	(197)	—	1,826,912
NT International Growth Fund	2,779,189	5,669,314	2,629,021	(99,770)	152,429	6,134,484
NT International Small-Mid Cap Fund(3)	—	700,206	—	—	—	739,917
NT International Value Fund(3)	—	4,420,975	152,649	(3,153)	—	4,255,552
Global Bond Fund	—	7,378,561	76,455	(1,746)	—	7,205,746
International Bond Fund	1,948,325	4,735,829	1,359,651	(174,731)	63,943	5,010,041
Premium Money Market Fund	2,065,570	4,592,518	191,518	—	417	6,466,570
	$40,765,134	$105,182,106	$22,382,772	$(330,258)	$3,631,278	$123,507,985

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

41

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio R6
NT Core Equity Plus Fund	$1,170,394	$2,953,414	$184,772	$(8,508)	$196,400	$3,899,613
NT Disciplined Growth Fund(3)	—	3,234,831	34,767	174	—	3,229,963
NT Equity Growth Fund	3,328,930	8,734,750	451,775	(18,921)	539,980	11,543,671
NT Growth Fund	3,864,280	8,470,516	3,528,777	(100,407)	811,487	9,021,823
NT Heritage Fund	1,797,401	4,033,816	771,390	42,329	121,310	5,458,210
NT Large Company Value Fund	4,270,159	10,474,228	2,017,712	(7,578)	542,416	12,768,931
NT Mid Cap Value Fund	1,897,697	5,930,130	206,670	(9,208)	314,094	7,557,055
NT Small Company Fund	1,206,339	2,686,667	921,699	(32,899)	202,368	2,998,432
Real Estate Fund	648,411	844,713	1,438,755	171,439	16,041	—
High-Yield Fund	1,120,492	3,180,926	146,081	(7,190)	141,591	4,024,535
Inflation-Adjusted Bond Fund	1,809,164	4,638,062	344,006	(10,948)	38,629	6,013,629
NT Diversified Bond Fund	8,003,477	20,264,760	6,083,326	(22,089)	374,215	22,123,737
Short Duration Inflation Protection Bond Fund	486,806	1,585,365	58,786	(1,859)	7,457	1,997,938
NT Emerging Markets Fund	993,317	2,711,105	183,435	(5,604)	8,215	3,386,333
NT Global Real Estate Fund(3)	—	2,271,133	37,614	677	—	2,166,391
NT International Growth Fund	3,024,600	6,827,752	2,925,797	(112,451)	178,314	7,240,529
NT International Small-Mid Cap Fund(3)	—	1,106,864	16,971	289	—	1,142,218
NT International Value Fund(3)	—	5,257,623	123,289	2,933	—	5,104,822
Global Bond Fund	—	6,639,504	83,900	(950)	—	6,492,348
International Bond Fund	824,174	2,616,003	532,615	(66,633)	28,906	2,757,870
Premium Money Market Fund	1,831,204	4,664,976	254,454	—	365	6,241,726
	$36,276,845	$109,127,138	$20,346,591	$(187,404)	$3,521,788	$125,169,774

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

42

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio R6
NT Core Equity Plus Fund	$1,013,529	$2,156,203	$58,298	$(6,582)	$180,636	$3,067,861
NT Disciplined Growth Fund(3)	—	2,823,091	44,177	(515)	—	2,801,336
NT Equity Growth Fund	2,925,187	6,368,389	520,480	(36,405)	495,798	8,725,448
NT Growth Fund	3,940,772	7,805,637	3,546,183	(143,847)	901,386	8,407,225
NT Heritage Fund	1,681,487	3,016,493	607,662	3,771	118,851	4,495,006
NT Large Company Value Fund	3,936,084	8,071,453	2,086,227	(27,050)	526,578	9,986,201
NT Mid Cap Value Fund	1,692,194	4,247,417	183,268	(9,046)	288,262	5,703,928
NT Small Company Fund	1,313,009	2,766,833	1,174,006	(66,015)	244,663	2,967,741
Real Estate Fund	636,360	846,915	1,440,026	168,203	16,852	—
High-Yield Fund	867,638	1,987,442	57,473	(3,145)	110,567	2,696,717
Inflation-Adjusted Bond Fund	1,727,264	3,662,376	228,643	(8,038)	38,572	5,066,554
NT Diversified Bond Fund	6,143,587	12,790,522	4,413,040	(23,568)	291,897	14,476,838
Short Duration Inflation Protection Bond Fund	31,450	281,109	—	—	960	310,751
NT Emerging Markets Fund	1,054,236	2,269,357	184,639	(3,583)	8,817	3,035,750
NT Global Real Estate Fund(3)	—	1,954,731	11,103	(151)	—	1,875,980
NT International Growth Fund	2,971,553	5,788,856	2,933,732	(115,866)	191,615	6,131,699
NT International Small-Mid Cap Fund(3)	—	1,132,251	33,003	451	—	1,160,375
NT International Value Fund(3)	—	4,640,723	179,969	(1,583)	—	4,447,801
Premium Money Market Fund	1,518,408	3,388,033	187,889	—	317	4,718,552
Global Bond Fund	—	4,429,467	38,356	(1,135)	—	4,334,200
International Bond Fund	—	190,742	—	—	—	189,721
	$31,452,758	$80,618,040	$17,928,174	$(274,104)	$3,415,771	$94,599,684

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

43

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio R6
NT Core Equity Plus Fund	$969,325	$1,913,157	$57,207	$(3,710)	$156,127	$2,787,727
NT Disciplined Growth Fund(3)	—	2,478,466	24,378	(242)	—	2,475,614
NT Equity Growth Fund	2,799,143	5,451,306	353,020	(15,747)	428,188	7,833,745
NT Growth Fund	3,769,452	6,469,076	2,678,631	(86,034)	758,250	7,701,883
NT Heritage Fund	1,761,383	2,836,943	533,235	3,835	109,872	4,425,768
NT Large Company Value Fund	3,764,709	6,971,797	1,372,381	(17,361)	453,604	9,391,702
NT Mid Cap Value Fund	1,782,005	3,529,774	152,791	(5,576)	272,399	5,107,653
NT Small Company Fund	1,137,089	1,989,238	634,970	(32,495)	192,167	2,504,379
Real Estate Fund	633,188	578,580	1,166,387	162,591	14,882	—
High-Yield Fund	664,402	1,388,197	35,488	(1,576)	72,352	1,947,283
Inflation-Adjusted Bond Fund	1,335,620	2,703,703	70,595	(2,073)	26,521	3,906,511
NT Diversified Bond Fund	4,692,825	8,472,186	2,796,006	(9,679)	193,258	10,363,886
NT Emerging Markets Fund	1,174,629	2,497,892	144,135	912	8,272	3,392,511
NT Global Real Estate Fund(3)	—	1,841,648	11,466	(841)	—	1,777,482
NT International Growth Fund	2,737,767	4,617,932	2,239,690	(87,912)	152,792	5,327,600
NT International Small-Mid Cap Fund(3)	—	1,187,240	17,963	265	—	1,224,606
NT International Value Fund(3)	—	4,022,161	81,291	(2,218)	—	3,925,615
Global Bond Fund	—	3,376,920	22,449	(338)	—	3,322,868
Premium Money Market Fund	637,624	1,581,683	33,478	—	124	2,185,829
	$27,859,161	$63,907,899	$12,425,561	$(98,199)	$2,838,808	$79,602,662

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

44

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio R6
NT Core Equity Plus Fund	$990,139	$1,865,100	$322,661	$(13,830)	$160,460	$2,502,184
NT Disciplined Growth Fund(3)	—	1,967,878	22,049	(249)	—	1,962,173
NT Equity Growth Fund	2,325,601	4,564,220	635,849	(31,289)	369,918	6,215,748
NT Growth Fund	3,272,430	5,406,177	2,433,846	(84,793)	684,048	6,370,591
NT Heritage Fund	1,638,051	2,531,981	575,678	289	107,221	3,945,355
NT Large Company Value Fund	3,273,446	5,851,121	1,210,341	(22,265)	413,657	7,939,889
NT Mid Cap Value Fund	1,649,783	2,955,918	251,652	(11,858)	266,794	4,306,975
NT Small Company Fund	894,716	1,683,743	798,094	(53,003)	157,054	1,819,956
Real Estate Fund	573,749	621,166	1,153,899	148,813	13,777	—
NT Emerging Markets Fund	1,187,941	2,219,718	163,254	(6,326)	8,567	3,128,005
NT Global Real Estate Fund(3)	—	1,579,396	16,414	(613)	—	1,508,269
NT International Growth Fund	2,320,911	3,660,167	1,946,625	(81,519)	135,092	4,222,489
NT International Small-Mid Cap Fund(3)	—	1,079,123	7,063	(45)	—	1,129,345
NT International Value Fund(3)	—	3,223,802	93,347	(297)	—	3,113,565
High-Yield Fund	454,735	869,356	38,045	(1,923)	50,937	1,236,671
Inflation-Adjusted Bond Fund	911,134	1,748,619	113,722	(4,177)	19,028	2,499,294
NT Diversified Bond Fund	3,205,361	5,472,533	2,185,381	(6,991)	134,377	6,475,559
Global Bond Fund	—	2,375,206	25,038	(18)	—	2,319,840
Premium Money Market Fund	—	152,091	—	—	4	152,091
	$22,697,997	$49,827,315	$11,992,958	$(170,094)	$2,520,934	$60,847,999

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

45

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio R6
NT Core Equity Plus Fund	$761,466	$1,216,587	$51,136	$(2,554)	$114,100	$1,898,447
NT Disciplined Growth Fund(3)	—	1,402,377	2,175	(26)	—	1,412,735
NT Equity Growth Fund	1,731,289	2,768,202	154,497	(6,597)	248,343	4,305,353
NT Growth Fund	2,495,964	3,421,490	1,485,216	(52,542)	482,465	4,496,902
NT Heritage Fund	1,228,039	1,624,060	313,991	1,624	74,451	2,761,672
NT Large Company Value Fund	2,533,786	3,937,312	734,859	(4,360)	287,142	5,744,144
NT Mid Cap Value Fund	1,235,380	1,926,750	219,638	(5,437)	178,706	2,910,190
NT Small Company Fund	777,147	1,033,605	399,802	(19,260)	117,625	1,415,532
Real Estate Fund	471,269	305,392	743,683	115,821	10,399	—
NT Emerging Markets Fund	1,038,606	1,677,966	127,590	(3,967)	5,916	2,478,996
NT Global Real Estate Fund(3)	—	1,190,114	—	—	—	1,149,284
NT International Growth Fund	1,693,860	2,305,438	1,282,576	(55,051)	91,482	2,817,904
NT International Small-Mid Cap Fund(3)	—	872,425	2,184	3	—	912,758
NT International Value Fund(3)	—	2,294,815	38,812	11	—	2,236,181
High-Yield Fund	297,817	506,556	20,982	(1,253)	29,745	754,063
Inflation-Adjusted Bond Fund	595,797	1,021,995	86,092	(3,527)	11,174	1,504,397
NT Diversified Bond Fund	2,120,938	3,158,461	1,360,269	(2,663)	79,594	3,911,315
Global Bond Fund	—	1,478,924	9,384	(270)	—	1,452,136
	$16,981,358	$32,142,469	$7,032,886	$(40,048)	$1,731,142	$42,162,009

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund and Inflation-Adjusted Bond Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

46

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio R6
NT Core Equity Plus Fund	$323,577	$569,048	$21,060	$(124)	$50,144	$856,537
NT Disciplined Growth Fund(3)	—	656,318	—	—	—	661,204
NT Equity Growth Fund	772,510	1,357,194	59,599	(1,143)	115,507	2,044,993
NT Growth Fund	1,095,494	1,672,947	714,057	(28,881)	214,556	2,091,581
NT Heritage Fund	538,409	782,000	140,580	939	32,769	1,282,010
NT Large Company Value Fund	1,113,313	1,892,467	300,387	(6,856)	131,214	2,705,980
NT Mid Cap Value Fund	541,468	913,547	142,602	(4,275)	81,199	1,298,312
NT Small Company Fund	356,616	555,319	176,981	(5,202)	57,590	732,379
Real Estate Fund	216,545	179,371	378,770	57,589	5,049	—
NT Emerging Markets Fund	467,587	871,504	56,506	(1,154)	3,092	1,230,608
NT Global Real Estate Fund(3)	—	583,222	—	—	—	562,799
NT International Growth Fund	684,614	983,249	565,333	(18,095)	37,000	1,141,183
NT International Small-Mid Cap Fund(3)	—	442,427	66	1	—	464,598
NT International Value Fund(3)	—	1,061,016	16,501	352	—	1,035,973
High-Yield Fund	109,662	191,855	3,175	(68)	11,415	286,434
Inflation-Adjusted Bond Fund	219,871	380,991	17,150	(365)	4,271	573,068
NT Diversified Bond Fund	768,963	1,205,490	515,032	(345)	29,769	1,456,826
Global Bond Fund	—	589,240	589	(9)	—	581,840
	$7,208,629	$14,887,205	$3,108,388	$(7,636)	$773,575	$19,006,325

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund and Inflation-Adjusted Bond Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

6. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

7. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds' investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

47

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015		2014
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice In Retirement Portfolio R6	$612,271	$509,662	$131,650	—
One Choice 2020 Portfolio R6	$1,323,467	$317,270	$294,116	—
One Choice 2025 Portfolio R6	$1,240,560	$208,717	$157,758	—
One Choice 2030 Portfolio R6	$1,167,424	$264,890	$194,694	—
One Choice 2035 Portfolio R6	$1,031,122	$247,205	$160,865	—
One Choice 2040 Portfolio R6	$863,423	$251,973	$163,594	—
One Choice 2045 Portfolio R6	$742,061	$198,912	$124,925	—
One Choice 2050 Portfolio R6	$511,016	$150,367	$95,447	—
One Choice 2055 Portfolio R6	$223,186	$4,563	$4,681	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Federal tax cost of investments	$80,454,451	$119,079,368	$123,215,171	$124,518,341	$93,787,461
Gross tax appreciation of investments	$612,786	$912,208	$1,271,299	$1,352,449	$1,254,863
Gross tax depreciation of investments	(615,642)	(914,415)	(978,485)	(701,016)	(442,640)
Net tax appreciation (depreciation) of investments	$(2,856)	$(2,207)	$292,814	$651,433	$812,223
Undistributed ordinary income	$134,614	$515,975	$640,043	$562,677	$474,053
Accumulated long-term gains	—	$1,923,685	$2,048,557	$2,140,371	$2,073,637

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Federal tax cost of investments	$78,907,662	$60,213,858	$41,808,329	$18,827,655
Gross tax appreciation of investments	$1,046,464	$926,052	$583,778	$277,972
Gross tax depreciation of investments	(351,464)	(291,911)	(230,098)	(99,302)
Net tax appreciation (depreciation) of investments	$695,000	$634,141	$353,680	$178,670
Undistributed ordinary income	$312,407	$344,638	$204,484	$87,087
Accumulated long-term gains	$1,855,901	$1,622,443	$1,173,687	$530,488

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

48

9. Reorganization

On December 9, 2014, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of One Choice® 2015 Portfolio R6, one fund in a series issued by the corporation, were transferred to One Choice In Retirement Portfolio R6 in exchange for shares of One Choice In Retirement Portfolio R6. One Choice 2015 Portfolio R6 had reached its most conservative planned target asset allocation and its asset mix matched that of One Choice In Retirement Portfolio R6. The reorganization was executed to combine two funds that had the same target asset allocations, both funds’ investment objectives and strategies were substantially similar and their total expense ratios were expected to be the same. The financial statements and performance history of One Choice In Retirement Portfolio R6 survived after the reorganization. The reorganization was effective as of the close of the NYSE on March 27, 2015.

The reorganization was accomplished by a tax-free exchange of shares. On March 27, 2015, One Choice 2015 Portfolio R6 exchanged its shares for shares of One Choice In Retirement Portfolio R6 as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
One Choice 2015 Portfolio R6 – R6 Class	4,266,394	One Choice In Retirement Portfolio R6 – R6 Class	4,307,104

The net assets of One Choice 2015 Portfolio R6 and One Choice In Retirement Portfolio R6 immediately before the reorganization were $45,158,345 and $21,165,837, respectively. One Choice 2015 Portfolio R6's unrealized appreciation of $337,454 was combined with that of One Choice In Retirement Portfolio R6. Immediately after the reorganization, the combined net assets were $66,324,182.

Assuming the reorganization had been completed on August 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended July 31, 2015 are as follows:

Net investment income (loss)	$1,277,071
Net realized and unrealized gain (loss)	756,159
Net increase (decrease) in net assets resulting from operations	$2,033,230

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of One Choice 2015 Portfolio R6 that have been included in the One Choice In Retirement Portfolio R6 Statement of Operations since March 27, 2015.

49

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio R6 — R6 Class
2015	$10.62	0.17	0.26	0.43	(0.25)	(0.31)	(0.56)	$10.49	4.14%	0.00%(4)	1.59%	42%	$80,452
2014	$10.00	0.23	0.61	0.84	(0.22)	—	(0.22)	$10.62	8.46%	0.00%(4)	2.16%	34%	$11,492
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2020 Portfolio R6 — R6 Class
2015	$10.77	0.23	0.25	0.48	(0.24)	(0.08)	(0.32)	$10.93	4.55%	0.00%(4)	2.07%	26%	$119,077
2014	$10.00	0.25	0.67	0.92	(0.15)	—	(0.15)	$10.77	9.24%	0.00%(4)	2.36%	43%	$42,086
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2025 Portfolio R6 — R6 Class
2015	$10.85	0.22	0.33	0.55	(0.24)	(0.05)	(0.29)	$11.11	5.05%	0.00%(4)	1.97%	27%	$123,508
2014	$10.00	0.22	0.78	1.00	(0.15)	—	(0.15)	$10.85	10.04%	0.00%(4)	2.04%	18%	$40,765
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2030 Portfolio R6 — R6 Class
2015	$10.88	0.22	0.42	0.64	(0.23)	(0.07)	(0.30)	$11.22	5.94%	0.00%(4)	1.96%	27%	$125,170
2014	$10.00	0.23	0.81	1.04	(0.16)	—	(0.16)	$10.88	10.48%	0.00%(4)	2.13%	23%	$36,277
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

50

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2035 Portfolio R6 — R6 Class
2015	$10.93	0.23	0.50	0.73	(0.23)	(0.06)	(0.29)	$11.37	6.74%	0.00%(4)	2.00%	28%	$94,600
2014	$10.00	0.24	0.87	1.11	(0.18)	—	(0.18)	$10.93	11.18%	0.00%(4)	2.19%	12%	$31,453
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2040 Portfolio R6 — R6 Class
2015	$11.01	0.24	0.54	0.78	(0.25)	(0.08)	(0.33)	$11.46	7.15%	0.00%(4)	2.08%	25%	$79,603
2014	$10.00	0.24	0.96	1.20	(0.19)	—	(0.19)	$11.01	12.13%	0.00%(4)	2.25%	11%	$27,859
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2045 Portfolio R6 — R6 Class
2015	$11.06	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.57	7.72%	0.00%(4)	2.11%	29%	$60,848
2014	$10.00	0.23	1.02	1.25	(0.19)	—	(0.19)	$11.06	12.62%	0.00%(4)	2.13%	12%	$22,698
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2050 Portfolio R6 — R6 Class
2015	$11.07	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.58	7.76%	0.00%(4)	2.11%	26%	$42,162
2014	$10.00	0.23	1.05	1.28	(0.21)	—	(0.21)	$11.07	12.88%	0.00%(4)	2.11%	13%	$16,981
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

51

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2055 Portfolio R6 — R6 Class
2015	$11.16	0.24	0.63	0.87	(0.26)	(0.01)	(0.27)	$11.76	7.90%	0.00%(4)	2.08%	25%	$19,006
2014	$10.00	0.13	1.19	1.32	(0.16)	—	(0.16)	$11.16	13.22%	0.00%(4)	1.14%	23%	$7,209
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6, and One Choice 2055 Portfolio R6, nine of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Funds’ Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section
15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a funds’ directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to each Fund;

•	the wide range of other programs and services the Advisor provides to each Fund and its shareholders on a routine and non-routine basis;

•	each Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by each Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for each Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

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•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for each Fund was above its respective benchmark for the one-year period reviewed by the Board. Taking all of these factors into consideration, the Board found the investment management services provided to each Fund by the Advisor to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Funds under the management agreement to be competitive and of high quality.

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Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post- distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services to the Funds, and the reasonableness of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

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Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreement between the Funds and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$131,621	$382,070	$414,732	$396,149	$377,706

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
$324,666	$295,112	$205,628	$101,322

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2015.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$76,900	$108,498	$35,211	$58,228	$21,592

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
$23,739	$18,236	$12,839	$6,472

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2015.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$509,662	$317,270	$208,717	$264,890	$247,205

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
$251,973	$198,912	$150,367	$4,563

For the fiscal year ended July 31, 2015, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio R6	$1,461	0.0002	$5,082	0.0007
One Choice 2020 Portfolio R6	$5,699	0.0005	$19,824	0.0018
One Choice 2025 Portfolio R6	$6,626	0.0006	$23,049	0.0021
One Choice 2030 Portfolio R6	$7,751	0.0007	$26,963	0.0024
One Choice 2035 Portfolio R6	$8,329	0.0010	$28,974	0.0035
One Choice 2040 Portfolio R6	$6,642	0.0010	$23,104	0.0033
One Choice 2045 Portfolio R6	$5,872	0.0011	$20,427	0.0039
One Choice 2050 Portfolio R6	$3,977	0.0011	$13,833	0.0038
One Choice 2055 Portfolio R6	$1,608	0.0010	$5,595	0.0035

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Notes

63

Notes

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Contact Us	ipro.americancentury.com
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American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86672 1509

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $199,420
FY 2015:    $195,129

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

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For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)    All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

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(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $97,308
FY 2015:    $95,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

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ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Asset Allocation Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 28, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 28, 2015

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